As filed with the Securities and Exchange Commission
                                   on May 1, 1998


                              Registration No. 33-56658

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.                                             [ ]
                                   ---

     Post-Effective Amendment No.   9                                        [X]
                                   ---


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  18                                                       [X]
                   ----

                           (Check appropriate box or boxes)

           Separate Account I of National Integrity Life Insurance Company
                              (Exact Name of Registrant)

                      National Integrity Life Insurance Company
                                 (Name of Depositor)

                     515 West Market Street, Louisville, KY 40202
     (Address of Depositor's Principal Executive Offices)     (Zip Code)
     Depositor's Telephone Number, including Area Code  (502) 582-7900

                                    John McGeeney
                      National Integrity Life Insurance Company
                                515 West Market Street
                             Louisville, Kentucky  40202
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)


     / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 1998 pursuant to paragraph (b) of Rule 485
     / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:



     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE SHEET - GRANDMASTER II

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information required By Form N-4

PART A:  INFORMATION REQUIRED IN PROSPECTUS - GRANDMASTER II

Form N-4 Item No.                       Location in Prospectus

1.   Cover Page                         Cover Page

2.   Definitions                        Part 1 - Summary

3.   Synopsis                           Part 1 - Summary; Table of Annual Fees
                                        and Expenses; Examples

4.   Condensed Financial Information    Part 1 - Financial Information

5.   General Description of Registrant, Part 2 - National Integrity and the
     Annuity Contracts                  Separate Account; Part 3 - Your
                                        Investment Options

6.   Deductions                         Part 4 - Deductions and Charges

7.   General Description of Variable    Part 5 - Terms of Your Variable
     Annuity contracts                  Annuity Contract

8.   Annuity Period                     Part 5 - Terms of Your Variable
                                        Annuity Contract

9.   Death Benefit                      Part 5 - Terms of Your Variable
                                        Annuity Contract

10.  Purchases and Contract Value       Part 5 - Terms of Your Variable
                                        Annuity Contract

11.  Redemptions                        Part 5 - Terms of Your Variable
                                        Annuity Contract

12.  Taxes                              Part 7 - Tax Aspects of the Contracts

13.  Legal Proceedings                  Not Applicable

14.  Table of Contents of the           Table of Contents
     Statement of Additional
     Information

PART  B:  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
INFORMATION - GRANDMASTER II

Form N-4 Item No.                       Location in Statement of Additional
                                        Information

15.  Cover Page                         Cover Page

16.  Table of Contents                  Cover Page

17.  General Information and History    Part 1 - National Integrity and
                                        Custodian

18.  Services                           Part 1 - National Integrity and
                                        Custodian

19.  Purchase of Securities Being       Part 2 - Distribution of the Contracts
     Offered

20.  Underwriters                       Part 2 - Distribution of the Contracts

21.  Calculation of Performance Data    Part 3 - Performance Information

22.  Annuity Payments                   Part 4 - Determination of Annuity Unit
                                        Values

23.  Financial Statements               Part 6 - Financial Statements

                                        PART A

PROSPECTUS
                                   GRANDMASTER II
                          FLEXIBLE PREMIUM VARIABLE ANNUITY
                issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by National Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (CONTRACTS) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account I (VARIABLE ACCOUNT OPTIONS, or individually, OPTION) or to our Guaranteed Rate Options (GROS), or both.

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III), (the FUNDS or FUND). The Funds are part of the Fidelity Investments-Registered Trademark- group of companies. The values allocated to the Options reflect the investment performance of the Funds' portfolios. The prospectus for the Funds describes the investment objectives, policies and risks of each of the Funds' portfolios. There are thirteen Variable Account Options, which invest in the following portfolios:

      -  VIP Money Market Portfolio     -  VIP II Investment Grade Bond
                                           Portfolio
      -  VIP High Income Portfolio      -  VIP II Asset Manager Portfolio
      -  VIP Equity-Income Portfolio    -  VIP II Index 500 Portfolio
      -  VIP Growth Portfolio           -  VIP II Contrafund Portfolio
      -  VIP Overseas Portfolio         -  VIP II Asset Manager: Growth
                                           Portfolio
      -  VIP III Balanced Portfolio     -  VIP III Growth Opportunities
                                           Portfolio
      -  VIP III Growth & Income Portfolio

Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (MARKET VALUE ADJUSTMENT) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may be applicable, which may invade principal.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Funds, which you should also read.

For further information and assistance, you should contact our Administrative Office at National Integrity Life Insurance Company, 200 Park Avenue, 20th Floor, New York, New York 10166. You may also call the following toll-free number: 1-800-433-1778.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1998, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

The date of this Prospectus is May 1, 1998.

                                 TABLE OF CONTENTS

PART 1 - SUMMARY                                                           PAGE
Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . .    1
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . .    1
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . . .    1
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . . .    1
Account Value, Adjusted Account Value and Cash Value . . . . . . . . . .    2
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . .    3
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . .    4
Financial Information. . . . . . . . . . . . . . . . . . . . . . . . . .    7

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company. . . . . . . . . . . . . . . .    9
The Separate Account and the Variable Account Options. . . . . . . . . .    9
Assets of Our Separate Account . . . . . . . . . . . . . . . . . . . . .    9
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . .   10

PART 3 - YOUR INVESTMENT OPTIONS

The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     The Funds' Investment Adviser . . . . . . . . . . . . . . . . . . .   11
     Investment Objectives of the Portfolios . . . . . . . . . . . . . .   12
Guaranteed Rate Options. . . . . . . . . . . . . . . . . . . . . . . . .   14
        Renewals of GRO Accounts . . . . . . . . . . . . . . . . . . . .   14
        Market Value Adjustments . . . . . . . . . . . . . . . . . . . .   15

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . .   15
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . .   16
Reduction or Elimination of Separate Account or Administrative Charges .   16
Fund Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . .   16
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . . . .   16
Reduction or Elimination of the Contingent Withdrawal Charge . . . . . .   17
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . .   18
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . .   18
Your Purchase of Units in Our Separate Account . . . . . . . . . . . . .   19
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . .   19
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . .   21



                                                                          PAGE

Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
How You Make Requests and Give Instructions. . . . . . . . . . . . . . .   23

PART 6 - VOTING RIGHTS

Fund Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . . .   23
How Fund Shares Are Voted. . . . . . . . . . . . . . . . . . . . . . . .   24
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . .   24

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . .   24
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . .   25
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . .   25
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . .   26
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . .   26
     Traditional Individual Retirement Annuities . . . . . . . . . . . .   26
     Roth Individual Retirement Annuities. . . . . . . . . . . . . . . .   27
     SIMPLE Individual Retirement Annuities. . . . . . . . . . . . . . .   27
     Tax Sheltered Annuities . . . . . . . . . . . . . . . . . . . . . .   27
     Simplified Employee Pensions. . . . . . . . . . . . . . . . . . . .   27
     Corporate and Self-Employed (H.R. 10 and Keogh) Pension
       and Profit Sharing Plans. . . . . . . . . . . . . . . . . . . . .   27
     Deferred Compensation Plans of State and Local Governments and
       Tax-Exempt Organizations. . . . . . . . . . . . . . . . . . . . .   28
Distributions Under Tax-Favored Retirement Programs. . . . . . . . . . .   28
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . .   29
Impact of Taxes to National Integrity. . . . . . . . . . . . . . . . . .   29
Transfers Among Investment Options . . . . . . . . . . . . . . . . . . .   29

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . .   29
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . . .   30
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . . .   30
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . .   30
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . . . .   31
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . . . .   37
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . .   37

Appendix A  -  Illustration of a Market Value Adjustment . . . . . . . .   38


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS


Part 1 - National Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Death Benefit Information for Contracts Issued Prior to January 1, 1996
Part 6 - Financial Statements


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
200 Park Avenue, 20th Floor
New York, New York 10166
ATTN: Request for SAI of Separate Account I (Grandmaster II)

Name:
     ---------------------------------------------------------------------

Address:
        ------------------------------------------------------------------

City:                                 State:          Zip:
     --------------------------------       ---------     ----------------

PART 1 -- SUMMARY

YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, "WE", "OUR" and "US" mean National Integrity Life Insurance Company (NATIONAL INTEGRITY), a subsidiary of Integrity Life Insurance Company (INTEGRITY) and an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.


You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, "YOU" and "YOUR" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the contract rights are shared with the Owner. Contract changes or any transactions allowed under the contract require both signatures. The rules governing distribution at death apply when the first Owner dies. See Section 7, "DISTRIBUTION-AT-DEATH RULES."


Your retirement or endowment date (RETIREMENT DATE) will be no later than your 85th birthday or the tenth contract anniversary, whichever is later, unless you notify us of a different date.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may allocate contributions to the Variable Account Options or to the GROs, or both. The Variable Account Options and the GROs are together referred to as the INVESTMENT OPTIONS. Contributions may be allocated to up to nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

The Variable Account Options (also referred to as DIVISIONS) invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Funds, see the Funds' prospectus and the Funds' Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

The sum of your values under the GROs plus your values in the Variable Account Options is referred to as the ACCOUNT VALUE. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.


TRANSFERS



You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under special services we offer to dollar cost average or rebalance your investment in the Variable Account Options. See Part 8, "Dollar Cost Averaging" and "Customized Asset Rebalancing."


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."


A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Options. See Part 4, "Deductions and Charges."


Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the Portfolios of the Funds, Fidelity Management and Research Company (FIDELITY MANAGEMENT) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios paid advisory fees in 1997 was .75% of average net assets. Advisory fees cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Funds' Investment Adviser" in
Part 3.

If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. See "Withdrawals" below and "Guaranteed Rate Options" in Part 3.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $100. Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Option in the same ratio the Annuitant's Account Value in each Investment Option bares to the Annuitant's total Account Value. A sales charge of up to 7% of the amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

The FREE WITHDRAWAL AMOUNT is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to the greater of
(i)10% of the Account Value, minus cumulative prior withdrawals in the current contract year and (ii) the investment gain under the contract during the prior contract year, minus such cumulative withdrawals. However, as explained above, a tax penalty still applies if you are under age 59-1/2.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to GROs, we will refund to you the amount of your contributions.

TABLE OF ANNUAL FEES AND EXPENSES

Contract Owner Transaction Expenses
-----------------------------------

     Sales Load on Purchases . . . . . . . . . . . . . . . . . . . . .   $0
     Deferred Sales Load (1) . . . . . . . . . . . . . . . . . . . . .7% Maximum
     Exchange Fee (2). . . . . . . . . . . . . . . . . . . . . . . . .   $0
     Annual Administrative Charge (3). . . . . . . . . . . . . . . . .  $30

Separate Account Annual Expenses (as a
percentage of average account value) (4)
----------------------------------------

     Mortality and Expense Risk Fees . . . . . . . . . . . . . . .    1.20%
     Administrative Expenses . . . . . . . . . . . . . . . . . . .     .15%
     Total Separate Account Annual Expenses. . . . . . . . . . . .    1.35%

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (5)
-------------------------------------------

                                     Management       Other   Total Annual
Portfolio                             Fees (6)      Expenses    Expenses
---------                             --------      --------    --------
VIP Money Market ................       .21%          .10%       .31%
VIP High Income .................       .59%          .12%       .71%(6)
VIP Equity-Income ...............       .50%          .08%       .58%
VIP Growth ......................       .60%          .09%       .69%
VIP Overseas ....................       .75%          .17%       .92%
VIP II Investment Grade Bond ....       .44%          .14%       .58%
VIP II Asset Manager ............       .55%          .10%       .65%(6)(7)
VIP II Index 500 ................       .24%          . 4%       .28%(7)
VIP II Contrafund ...............       .60%          .11%       .71%(6)
VIP II Asset Manager: Growth ....       .60%          .17%       .77%(6)(7)
VIP III Balanced ................       .45%          .16%       .61%(6)
VIP III Growth Opportunities ....       .60%          .14%       .74%(6)
VIP III Growth & Income .........       .49%          .21%       .70% (6)(8)

-------------------------

(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year or the investment gain under the contract during the previous contract year, whichever is greater, less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part 4.

(4)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(5)  In the Funds' prospectus, see "Management, Distribution and Service Fees."

(6) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .90% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .68% for VIP II Contrafund Portfolio, .76% for VIP II Asset Manager: Growth Portfolio, and .73% for VIP III Growth Opportunities Portfolio, and .60% for VIP III Balanced Portfolio.

(7) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13%, and .40%, respectively.

(8)  Annualized

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Portfolio                         1 year      3 years     5 years     10 years
---------                         ------      -------     -------     --------
VIP Money Market . . . . . . .    $87.66     $104.61      $123.86     $203.09
VIP High Income. . . . . . . .    $91.86     $117.34      $145.29     $246.89
VIP Equity-Income. . . . . . .    $90.53     $113.32      $138.53     $233.20
VIP Growth . . . . . . . . . .    $91.65     $116.72      $144.25     $244.80
VIP Overseas . . . . . . . . .    $94.11     $124.13      $156.63     $269.66
VIP II Investment Grade Bond .    $90.53     $113.32      $138.53     $233.20
VIP II Asset Manager . . . . .    $92.17     $118.27      $146.84     $250.03
VIP II Index 500 . . . . . . .    $87.45     $103.98      $122.81     $200.91
VIP II Contrafund. . . . . . .    $92.17     $118.27      $146.84     $250.03
VIP II Asset Manager: Growth .    $93.50     $122.28      $153.55     $263.50
VIP III Balanced . . . . . . .    $91.96     $117.65      $145.81     $247.94
VIP III Growth Opportunities .    $92.47     $119.19      $148.39     $253.15
VIP III Growth & Income. . . .    $91.76     $117.03      $144.77     $245.84

EXPENSES PER $1,000 INVESTMENT IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Portfolio                         1 year      3 years     5 years     10 years
---------                         ------      -------     -------     --------
VIP Money Market . . . . . . .    $17.66      $54.61      $ 93.86     $203.09
VIP High Income. . . . . . . .    $21.86      $67.34      $115.29     $246.89
VIP Equity-Income. . . . . . .    $20.53      $63.32      $108.53     $233.20
VIP Growth . . . . . . . . . .    $21.65      $66.72      $114.25     $244.80
VIP Overseas . . . . . . . . .    $24.11      $74.13      $126.63     $269.66
VIP II Investment Grade Bond .    $20.53      $63.32      $108.53     $233.20
VIP II Asset Manager . . . . .    $22.17      $68.27      $116.84     $250.03
VIP II Index 500 . . . . . . .    $17.45      $53.98      $ 92.81     $200.91
VIP II Contrafund. . . . . . .    $22.17      $68.27      $116.84     $250.03
VIP II Asset Manager: Growth .    $23.50      $72.28      $123.55     $263.50
VIP III Balanced . . . . . . .    $21.96      $67.65      $115.81     $247.94
VIP III Growth Opportunities .    $22.47      $69.19      $118.39     $253.15
VIP III Growth & Income. . . .    $21.76      $67.03      $114.77     $245.84

EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY AT THE END OF THE APPLICABLE PERIOD:

       Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.


                         UNIT VALUES AND UNITS OUTSTANDING

                              MONEY              HIGH          EQUITY-                                         INVESTMENT
                              MARKET           INCOME          INCOME           GROWTH          OVERSEAS       GRADE BOND
                            DIVISION         DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                            --------         --------         --------         --------         --------         --------
   Date of Inception          $10.00           $10.00           $10.00           $10.00           $10.00           $10.00
   December 31, 1987               -                -                -                -                -                -
     Number of Units               -                -                -                -                -                -
   December 31, 1988               -                -                -                -            $9.79           $10.05
     Number of Units               -                -                -                -            1,646            1,287
   December 31, 1989               -                -           $10.99           $11.13           $12.08           $11.48
     Number of Units               -                -           12,808               91            1,646            1,286
   December 31, 1990          $10.17                -            $9.54           $11.76           $11.13           $12.06
     Number of Units           2,001                -           10,281               90            1,697            1,283
   December 31, 1991          $10.64                -           $13.63           $19.12           $13.63           $12.25
     Number of Units           3,961                -           12,059              927            2,789                -
   December 31, 1992          $10.90                -           $15.72           $20.62           $12.01           $13.44
     Number of Units           2,744                -           32,842           30,140            3,816            5,995
   December 31, 1993          $11.10           $11.22           $18.33           $24.29           $16.25           $14.72
     Number of Units         109,685          120,243          192,745          136,418           97,667           52,787
   December 31, 1994          $11.42           $10.90           $19.37           $23.95           $16.31           $13.98
     Number of Units         782,370          512,098          503,403          372,307          432,518           97,548
   December 31, 1995          $11.93           $12.97           $25.81           $31.99           $17.65           $16.18
     Number of Units       1,692,564        1,131,907        1,316,163          657,586          426,045          264,608
   December 31, 1996          $12.40           $14.58           $29.09           $36.19           $19.71           $16.47
     Number of Units       1,453,359        1,605,055        1,895,597          942,118          596,757          340,273
   December 31, 1997          $12.90           $16.93           $36.77           $44.09           $21.69           $17.72
     Number of Units       1,407,666        2,108,548        2,245,172        1,026,856          703,364          403,402



*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                         UNIT VALUES AND UNITS OUTSTANDING


                                                                        Asset
                              Asset         Index       Contra-       Manager                       Growth          Growth
                            Manager           500          fund        Growth       Balanced        Income   Opportunities
                           Division      Division      Division      Division       Division      Division        Division
                           --------      --------      --------      --------       --------      --------        --------
  Date of Inception*         $10.00        $10.00        $10.00        $10.00         $10.00        $10.00          $10.00
   December 31, 1987          $7.92             -             -             -              -             -               -
     Number of Units         15,626             -             -             -              -             -               -
   December 31, 1988          $8.89             -             -             -              -             -               -
     Number of Units         23,806             -             -             -              -             -               -
   December 31, 1989         $11.05             -             -             -              -             -               -
     Number of Units         26,296             -             -             -              -             -               -
   December 31, 1990         $10.90             -             -             -              -             -               -
     Number of Units         33,770             -             -             -              -             -               -
   December 31, 1991         $13.45             -             -             -              -             -               -
     Number of Units         28,066             -             -             -              -             -               -
   December 31, 1992         $14.85             -             -             -              -             -               -
     Number of Units         57,934             -             -             -              -             -               -
   December 31, 1993         $17.73        $10.65             -             -              -             -               -
     Number of Units        744,402        16,821             -             -              -             -               -
   December 31, 1994         $16.43        $10.62             -             -              -             -               -
     Number of Units      1,706,592        99,982             -             -              -             -               -
   December 31, 1995         $18.95        $14.37        $13.31        $12.02              -             -               -
     Number of Units      1,460,833       293,436       954,037        85,146              -             -               -
   December 31, 1996         $21.42        $17.41        $15.92        $14.22              -             -               -
     Number of Units      1,351,936       738,488     1,865,749       282,677              -             -               -
   December 31, 1997         $25.50        $22.79        $19.50        $17.55         $11.36        $12.19          $11.99
     Number of Units      1,277,528   1,458,28038     2,463,777       447,420        175,229       321,915         320,952


*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT


NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our home office is located in New York, New York. We are authorized to sell life insurance and annuities in eight states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Funds, and fixed single premium annuity contracts. We are currently licensed to sell variable contracts in five states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

National Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1997, ARM had $6.9 billion of assets under management.

National Integrity is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which National Integrity's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on National Integrity's core business operations. While National Integrity believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which National Integrity's operations rely will be converted on a timely basis and will not have a material effect on National Integrity.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account is established and maintained under the insurance laws of the State of New York. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940 ACT). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus. Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.

ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (GENERAL ACCOUNT).

CHANGES IN HOW WE OPERATE

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 -   register or end the registration of the Separate Account under the 1940
     Act;
 - operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
 - cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.


PART 3 - YOUR INVESTMENT OPTIONS

THE FUNDS

Each of the Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Funds. The Funds are each a "series" type of investment company with diversified portfolios. The Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Funds are designed to serve as investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Funds currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or National Integrity. The Board of Trustees of each of the Funds is responsible for monitoring the Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Fund's response to any of those events insufficiently protects our contract owners, we will see to it that appropriate and available action is taken to protect our contract owners. See "The Fund and the Fidelity Organization" in the Funds' prospectus for a further discussion of the risks associated with the offering of Fund shares to our Separate Account and the separate accounts of other insurance companies.

Shares of Portfolios of the Funds are made available to the Separate Account under three essentially identical Participation Agreements (PARTICIPATION AGREEMENT OR AGREEMENTS). The Participation Agreements are among the applicable Fund, Fidelity Distributors Corporation which is the principal underwriter for shares of the Funds (DISTRIBUTOR), and National Integrity. If state or federal law precludes the sale of the Funds' or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreements may be terminated as to the Funds or the affected Portfolio. Also, the Participation Agreements may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and the Distributor are obligated to continue to make the Funds' shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreements have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

THE FUNDS' INVESTMENT ADVISER. Fidelity Management & Research Company (FIDELITY MANAGEMENT), a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Fidelity Management, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments-Registered Trademark-, one of the largest investment management organizations in the United States. Fidelity Investments-Registered Trademark-includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

Fidelity Management provides investment research and portfolio management services to mutual funds and other clients. At December 31, 1996, Fidelity Management advised funds having more than 23 million shareholder accounts with a total value of more than $354 billion. For certain of the Portfolios, Fidelity Management has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments-Registered Trademark- organization. Fidelity Management, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of the Funds pay monthly advisory fees to Fidelity Management. The advisory fee payable by each of the Portfolios, other than the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by Fidelity Management.

The VIP Money Market Portfolio's advisory fee is made up of three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.




Pursuant to approval of shareholders of VIP II Index 500 at a shareholder meeting held on November 19, 1997, effective December 1, 1997 Bankers Trust Company ("BT") has been appointed as the fund's sub-adviser. BT chooses the fund's investments and acts as the fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation.



Index 500's management fees are paid out of the fund's assets to Fidelity Management and BT. The fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder account statements and financial reports. Management and sub-advisory fees are calculated and paid every month to Fidelity Management and BT, respectively. The fund pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to Fidelity Management, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). For investment management, securities lending and custodial services to the fund, Fidelity Management pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund. FMR has voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest taxes, brokerage commissions, and extraordinary expenses), are in excess of an annual rate of 0.28% of the average net assets of the fund.






INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.


                              VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                              VIP HIGH INCOME PORTFOLIO

VIP High Income Portfolio seeks a high current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in the Funds' prospectus before investing in it.

                             VIP EQUITY-INCOME PORTFOLIO



VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.


                                 VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                                VIP OVERSEAS PORTFOLIO

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

                        VIP II INVESTMENT GRADE BOND PORTFOLIO

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                            VIP II ASSET MANAGER PORTFOLIO

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market instruments.

                              VIP II INDEX 500 PORTFOLIO

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                             VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                        VIP II ASSET MANAGER: GROWTH PORTFOLIO

VIP II Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

            Range                  Neutral Mix
          --------                 -----------
     Stock Class              50-100%             70%
     Bond Class                 0-50%             25%
     Short-Term/
     Money Market Class         0-50%              5%

                        VIP III GROWTH OPPORTUNITIES PORTFOLIO


VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. Although the Portfolio invests in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth.


                              VIP III BALANCED PORTFOLIO

VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

                          VIP III GROWTH & INCOME PORTFOLIO


VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.


GUARANTEED RATE OPTIONS

BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO GROS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), NOR UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER SUCH CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

We offer GROs with durations of two, four, six and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.


We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (ENHANCED RATE). This

Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is referred to as a GRO, (i.e. all of your two-year GRO Accounts are one GRO while all of your four-year GRO Accounts are another GRO.)

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge may invade principal.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:
                               N/12                 N/12
     MVA =  GRO Value x [(1 + A)   / (1 + B + .0025)    - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

PART 4 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

National Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse National Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for National Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk National Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require National Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

National Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.


ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to GROs is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year. The annual administrative charge is waived for employees of National Integrity or Integrity Life Insurance Company (INTEGRITY), the parent of National Integrity, who purchase contracts under the salary allotment program of either company.


REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


The separate account or administrative charges may be reduced or eliminated when contract sales are made to individuals or to a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction will be based on: (1) the size and type of the group of individuals to whom the contract is offered; and/or (2) the amount of expected contributions. Any reduction or elimination of the separate account or administrative charges will not unlawfully discriminate against any person.

FUND CHARGES

Our Separate Account purchases shares of the Funds at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of the Funds' respective shareholders. See "The Funds" in Part 3.

STATE PREMIUM TAX DEDUCTION

National Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, National Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 7%. As shown below, the percentage charge varies, depending upon the "age" of the contributions included in the withdrawal--that is, the number of years that have elapsed since each contribution was made. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge and administrative expense charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during such year, plus withdrawals made during such year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.

Contribution Year in Which                   Charge as a % of the
Withdrawn Contribution Was Made              Contribution Withdrawn
-------------------------------              ----------------------
     Current . . . . . . . . . . . . . . . . . . .        7%
     First Prior . . . . . . . . . . . . . . . . .        6
     Second Prior. . . . . . . . . . . . . . . . .        5
     Third Prior . . . . . . . . . . . . . . . . .        4
     Fourth Prior. . . . . . . . . . . . . . . . .        3
     Fifth Prior . . . . . . . . . . . . . . . . .        2
     Sixth Prior and Earlier . . . . . . . . . . .        0

No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from National Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE


We may reduce or eliminate the contingent withdrawal charge when sales of the contracts are made to individuals or a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction in the contingent withdrawal charge will be based on the following: (1) the size and type of the group of individuals to whom the contract is offered; (2) the amount of expected contributions; and/or (3) whether there is a prior or existing relationship with Integrity, such as being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by Integrity, or making transfers of amounts held under qualified plans sponsored by Integrity or an affiliate. Any reduction or elimination of the contingent withdrawal charge will not unlawfully discriminate against any person.


TRANSFER CHARGE


No charge is made for your first twelve transfers (excluding dollar cost averaging and Customized Asset Rebalancing transfers) among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. See "Transfers" in Part 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.


TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.


PART 5 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are 76 to 79 years of age. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, provided that at any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions. We will accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to GROs is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in
Part 3.

YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

  - Next, we add any dividends or capital gains distributions by the Fund on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's then current transfer restrictions. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless National Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.


The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our Dollar Cost Averaging or Customized Asset Rebalancing programs, described in Part 8. Once annuity payments begin, transfers are no longer permitted.


Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN CODE). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Option in the same ratio the Annuitant's Account Value in each Investment Option bares to the Annuitant's total Account Value. A withdrawal charge of up to 7% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part 3 and "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." National Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

A death benefit is available to a beneficiary if the Annuitant dies prior to the Retirement Date.

The amount of the death benefit is the greatest of:

     -    your Account Value
     - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.

See the Statement of Additional Information dated May 1, 1998 regarding death benefit information for contracts issued prior to January 1, 1995.


The death benefit amount is determined as of the date proof of death and instructions for payment of proceeds are received by the Administrative Office. Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

Generally, the Owner also may select his or her own beneficiary. If the Owner dies before the Annuitant's Retirement Date, an Owner's beneficiary will become the Owner of the contract and may be required to receive benefit distributions.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 85th birthday or the tenth contract anniversary, whichever is later. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various

Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 85th birthday or the tenth contract anniversary, whichever is later. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If National Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in the Separate Account. National Integrity can defer payment of your GROs for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.


PART 6 - VOTING RIGHTS

FUND VOTING RIGHTS

National Integrity is the legal owner of the shares of the Funds held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Funds' Board of Directors, to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Funds in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Funds' Board for the Funds' shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Funds. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Funds are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other tax laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.


YOUR CONTRACT IS AN ANNUITY



Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan:
Finally, the individual (or employer) may purchase the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).


This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY


Section 72 of the Internal Revenue Code of 1986, as amended (the CODE), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies National Integrity of that election.



The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; (4) attributable to the taxpayer becoming disabled within the meaning of Code
Section 72(m)(7); (5) from certain qualified plans (note, however, other penalties may apply); (6) under a qualified funding asset (as defined in Section 130(d) of the Code); (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; (8) under an immediate annuity as defined in Code Section 72(u)(4); or (9) purchase of a first home (distribution up to $10,000, applicable to IRAs only).




However, the withdrawal provisions of your contract still apply. See "Withdrawals" in Section 5.


All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.



DIVERSIFICATION STANDARDS

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX-FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract which apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES



Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may commence. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.




SIMPLE INDIVIDUAL RETIREMENT ANNUITIES




Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.



TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.



DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS


Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.



The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.


Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408 or a Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

FEDERAL AND STATE INCOME TAX WITHHOLDING


When required, Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. The withholding rate applicable to eligible rollover distributions is 20% unless such distribution is paid directly to an eligible retirement plan.


Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES TO NATIONAL INTEGRITY

The contracts provide that National Integrity may charge the Separate Account for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.


PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE, AN ADMINISTRATIVE EXPENSE CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer the Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals from your contract prior to your reaching age 59-1/2. Income Plus Withdrawals are exempt from the 10% penalty tax, normally applicable to early distributions made prior to age 59-1/2. See "Taxation of Annuities Generally," in Section 7. Once distributions begin they should not be changed or stopped until the later of age 59-1/2 or five years from the date of the first distribution. If you change or stop the distribution or take an additional withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under the Income Plus Program and for any interest thereon.

The Income Plus Withdrawal Program may be elected at any time if you are below age 59-1/2. You can elect this option by submitting the proper election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We will calculate the amount of the distribution under a method selected by you. The minimum Income Plus Withdrawal currently is $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.


To enroll under our Income Plus Withdrawal Program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one Business Day after our receipt of the form. You or we may terminate your participation in the program upon seven Business Days prior written notice, and we may terminate or amend the Income Plus Program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended. This program is not available in concert with the Systematic Withdrawal Program, Dollar Cost Averaging or Asset Allocation and Rebalancing Program.


Amounts withdrawn by you under the Income Plus Withdrawal Program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which allocations to the VIP Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

CUSTOMIZED ASSET REBALANCING



We offer an Customized Asset Rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our Customized Asset Rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.



Fixed Accounts are not eligible for the Customized Asset Rebalancing program.



To enroll under our Customized Asset Rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the Customized Asset Rebalancing program at any time.



CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM



We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates (MODEL(s)). Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.



You may select one of five proposed Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. Your current contribution allocations will be initially allocated among the Options currently established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.



If you select this program, then unless you have terminated your participation, your account values will be allocated and your variable portfolios will be rebalanced automatically at least annually and more frequently if so determined by the Asset Allocation & Rebalancing Program. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers under the Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfer Charges" in Part 4.



In each investor profile, a portion of all contributions is allocated to a four-year Guaranteed Rate Option (GRO). The amount allocated to the GRO will not be reallocated or rebalanced while participating in a specific investor profile. You may cancel or change the investment profile you have selected at any time. However, the GRO funds, if withdrawn or transferred, may be subject to a market value adjustment (MVA) that may increase or decrease your account value.



To enroll under the Asset Allocation and Rebalancing Program, contact our Administrative Office to obtain the Universal Service form (Catalog 001519). You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. If, after selecting one of the five models, you initiate a transaction that results in a reallocation outside one of the Models, your participation in the Model program is automatically terminated. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program is not available in concert with the Customized Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.




You may terminate participation in this program upon one day's prior written notice.

1998 GRAND MASTER CONSERVATIVE MODEL

          Asset Class           Allocation to                     Mutual Fund                      Fund allocation  Fund allocation
          -----------            Asset Class                      -----------                      as a % of Total   as a % of the
                                                                                                      Portfolio       asset class
-----------------------------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:                15     VIP Fidelity Equity-Income (Large Cap Value)                 5                0
                                             VIP III Fidelity Growth and Income (Large Cap Value)         0                0
                                             VIP III Fidelity Growth Opportunities (Large Cap             0                0
                                             Blend)
                                             VIP Fidelity Growth Portfolio                                4                0

                                             VIP II Fidelity Contrafund                                   4                0
                                             VIP II Fidelity Index 500                                    2                0

Broad International Equity:            0     VIP Fidelity Overseas Portfolio                              0


Domestic Core Fixed Income:           20     VIP II Fidelity Investment Grade Bond Portfolio             20              100

High Yield Fixed Income:               7     VIP High Income Portfolio                                    7              100

Cash Equivalents:                     10     VIP Money Market Portfolio                                  10              100


Defensive Fixed:                      48     3 Year GROs                                                  0              100
                                             5 Year GROs                                                 48                0
                                             7 Year GROs                                                  0
                                             10 Year GROs                                                 0


Balanced:                                    VIP III Fidelity Balanced

Asset Allocation:                            VIP II Asset Manager
                                             VIP II Asset Manager: Growth



TOTAL:                               100                                                                100



1998 GRAND MASTER MODERATELY CONSERVATIVE MODEL

          Asset Class           Allocation to                     Mutual Fund                      Fund allocation  Fund allocation
          -----------            Asset Class                      -----------                      as a % of Total   as a % of the
                                                                                                      Portfolio       asset class
------------------------------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:                17      VIP Fidelity Equity-Income (Large Cap Value)                7                0
                                              VIP III Fidelity Growth and Income (Large Cap               0                0
                                              Value)
                                              VIP III Fidelity Growth Opportunities (Large Cap            0                0
                                              Blend)
                                              VIP Fidelity Growth Portfolio                               3                0

                                              VIP II Fidelity Contrafund                                  5                0
                                              VIP II Fidelity Index 500                                   2                0

Broad International Equity:           10      VIP Fidelity Overseas Portfolio                            10


Domestic Core Fixed Income:           42      VIP II Fidelity Investment Grade Bond Portfolio            42              100

High Yield Fixed Income:               6      VIP High Income Portfolio                                   6              100

Cash Equivalents:                      0      VIP Money Market Portfolio                                  0              100


Defensive Fixed:                      25      3 Year GROs                                                 0
                                              5 Year GROs                                                25                0
                                              7 Year GROs                                                 0
                                              10 Year GROs                                                0


Balanced:                                     VIP III Fidelity Balanced

Asset Allocation:                             VIP II Asset Manager
                                              VIP II Asset Manager: Growth



TOTAL:                               100                                                                100




1998 GRAND MASTER MODERATE MODEL

          Asset Class           Allocation to                    Mutual Fund                       Fund allocation  Fund allocation
          -----------            Asset Class                     -----------                       as a % of Total   as a % of the
                                                                                                      Portfolio       asset class
-----------------------------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:                28     VIP Fidelity Equity-Income (Large Cap Value)                10                0
                                             VIP III Fidelity Growth and Income (Large Cap                0                0
                                             Value)
                                             VIP III Fidelity Growth Opportunities (Large Cap             0                0
                                             Blend)
                                             VIP Fidelity Growth Portfolio                                6                0

                                             VIP II Fidelity Contrafund                                   9                0
                                             VIP II Fidelity Index 500                                    3                0

Broad International Equity:           17     VIP Fidelity Overseas Portfolio                             17


Domestic Core Fixed Income:           40     VIP II Fidelity Investment Grade Bond Portfolio             40              100

High Yield Fixed Income:               5     VIP High Income Portfolio                                    5              100

Cash Equivalents:                      0     VIP Money Market Portfolio                                   0              100


Defensive Fixed:                      10     3 Year GROs                                                  0
                                             5 Year GROs                                                 10                0
                                             7 Year GROs                                                  0
                                             10 Year GROs                                                 0


Balanced:                                    VIP III Fidelity Balanced

Asset Allocation:                            VIP II Asset Manager
                                             VIP II Asset Manager: Growth



TOTAL:                               100                                                                100




1998 GRAND MASTER MODERATELY AGGRESSIVE MODEL

          Asset Class           Allocation to                     Mutual Fund                      Fund allocation  Fund allocation
          -----------            Asset Class                      -----------                      as a % of Total   as a % of the
                                                                                                      Portfolio       asset class
-----------------------------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:               41       VIP Fidelity Equity-Income (Large Cap Value)               15                0
                                              VIP III Fidelity Growth and Income (Large Cap               0                0
                                              Value)
                                              VIP III Fidelity Growth Opportunities (Large Cap            0                0
                                              Blend)
                                              VIP Fidelity Growth Portfolio                              10                0

                                              VIP II Fidelity Contrafund                                 13                0
                                              VIP II Fidelity Index 500                                   3                0

Broad International Equity:          26       VIP Fidelity Overseas Portfolio                            26


Domestic Core Fixed Income:          28       VIP II Fidelity Investment Grade Bond Portfolio            28              100

High Yield Fixed Income:              0       VIP High Income Portfolio                                   0              100

Cash Equivalents:                     0       VIP Money Market Portfolio                                  0              100


Defensive Fixed:                      5       3 Year GROs                                                 0
                                              5 Year GROs                                                 5                0
                                              7 Year GROs                                                 0
                                              10 Year GROs                                                0


Balanced:                                     VIP III Fidelity Balanced

Asset Allocation:                             VIP II Asset Manager
                                              VIP II Asset Manager: Growth



TOTAL:                              100                                                                 100





1998 GRAND MASTER AGGRESSIVE MODEL

          Asset Class            Allocation to                     Mutual Fund                     Fund allocation  Fund allocation
          -----------             Asset Class                      -----------                     as a % of Total   as a % of the
                                                                                                      Portfolio       asset class
------------------------------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:                51       VIP Fidelity Equity-Income (Large Cap Value)              18                0
                                               VIP III Fidelity Growth and Income (Large Cap              0                0
                                               Value)
                                               VIP III Fidelity Growth Opportunities (Large Cap           0                0
                                               Blend)
                                               VIP Fidelity Growth Portfolio                             10                0

                                               VIP II Fidelity Contrafund                                18                0
                                               VIP II Fidelity Index 500                                  5                0

Broad International Equity:           33       VIP Fidelity Overseas Portfolio                           33


Domestic Core Fixed Income:           11       VIP II Fidelity Investment Grade Bond Portfolio           11              100

High Yield Fixed Income:               0       VIP High Income Portfolio                                  0              100

Cash Equivalents:                      0       VIP Money Market Portfolio                                 0              100


Defensive Fixed:                       5       3 Year GROs                                                0
                                               5 Year GROs                                                5                0
                                               7 Year GROs                                                0
                                               10 Year GROs                                               0


Balanced:                                      VIP III Fidelity Balanced

Asset Allocation:                              VIP II Asset Manager
                                               VIP II Asset Manager: Growth



TOTAL:                               100                                                                100



SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A CUMULATIVE TOTAL RETURN reflects an Option's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise YIELD. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.


APPENDIX A

                      ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Contribution:. . . . . . . . . . . . . . . . . . .$50,000.00
GRO Account duration:. . . . . . . . . . . . . . .6 Years
Guaranteed Interest Rate:. . . . . . . . . . . . .5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the

Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $67,004.78 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been three years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.


EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.5% for a three-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            36/12                    36/12
     -0.0483785 = [(1 + .05)     / (1 + .065 + .0025)     ]- 1

The Market Value Adjustment is a reduction of $2,800.21 from the GRO Value:

     -$2,800.21 = -0.0483785 X $57,881.25

The Market Adjusted Value would be:

     $55,081.04 = $57,881.25 - $2,800.21

A withdrawal charge of 4% would be assessed against the $50,000 original contribution:

     $2,000.00 = $50,000.00 X .04

Thus, the amount payable on a full withdrawal would be:

     $53,081.04 = $57,881.25 - $2,800.21 - $2,000.00


If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

Greater of:

     a)   $5,788.13 = $57,881.25 X .10

          or

     b)   $2,756.25 = gain in prior contract year

     Free Amount = $5,788.13

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be:

     - $687.55 = -0.0483785 X $14,211.87

The withdrawal charge would be:

     $620.81 = [($14,211.87 + $687.55)/(1 - .04)] - ($14,211.87 + 687.55)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,308.36 = $20,000.00 + $687.55 + $620.81

The ending Account Value would be:

     $36,572.89 = $57,881.25 - $21,308.36

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a three-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                           36/12                    36/12
     0.0217384 = [(1 + .05)      / (1 + .04 + .0025)      ]- 1

The Market Value Adjustment is an increase of $1,258.25 to the GRO Value:

     $1,258.25 = 0.0217384 X $57,881.25

The Market Adjusted Value would be:

     $59,139.50 = $57,881.25 + $1,258.25

A withdrawal charge of 4% would be assessed against the $50,000 original contribution:

     $2,000.00 = $50,000.00 X .04

Thus, the amount payable on a full withdrawal would be:

     $57,139.50 = $57,881.25 + $1,258.25 - $2,000.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

             Free Amount =    $5,788.13

      Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

     $308.94 = .0217384 X $14,211.87

The withdrawal charge would be:

     $572.29 = [($14,211.87 - $308.94)/(1 - .04)] - ($14,211.87 - $308.94)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,270.35 = $20,000.00 - $308.94 + $579.29

The ending Account Value would be:

     $37,610.90 = $57,881.25 - $20,270.35

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1998

                                         FOR

                                    GRANDMASTER II

                          FLEXIBLE PREMIUM VARIABLE ANNUITY

                                      ISSUED BY

                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                         AND

                        FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                  TABLE OF CONTENTS



                                                                                 Page
Part 1 - National Integrity and Custodian. . . . . . . . . . . . . . . . . . . . . .2
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . . . . . . . .3
Part 3 - Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . .3
Part 4 - Determination of Annuity Unit Values. . . . . . . . . . . . . . . . . . . .8
Part 5 - Death Benefit Information for Contracts Issued Prior to
          January 1, 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Part 6 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . .9



This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1998. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 200 Park Avenue, 20th Floor, New York, New York 10166, or by calling 1-800-433-1778.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity is a New York stock life insurance company that sells life
insurance and annuities.   Its offices are located at 200 Park Avenue, 20th
Floor, New York, New York 10166. National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc.,
(ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP FUNDS). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group, Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (MORGAN STANLEY). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.


On April 22, 1998, ARM filed a registration statement with the SEC for a secondary offering of 10 million shares of its Class A Common Stock (the "Secondary Offering"). The Morgan Stanley Stockholders propose to sell all 10 million shares and, if the underwriters' over-allotment is exercised, up to an additional 1.5 million shares. The Secondary Offering is expected to be made in May 1998 through a syndicate of underwriters led by Morgan Stanley & Co. Incorporated.



Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by National Integrity for management services in 1996 and 1997, including services applicable to the Registrant, were $6,007,766 and $5,855,216 respectively.


National Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.


We generally pay a maximum distribution allowance of 6% of initial contributions. The amount of distribution allowances paid was $2,647,756, $2,229,269, and $2,217,123 for the years ended December 31, 1997, 1996, and
1995, respectively. No distribution allowances were retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.



PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective
Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Any such total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those currently applicable under the contract. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                Effective Yield = {(Base Period Return) + 1)365/7} - 1


PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance information described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:


The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.


The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.


The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.




PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

  * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

  * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.




PART 5 - DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED PRIOR TO JANUARY 1, 1995

Notwithstanding anything in the prospectus to the contrary, for contracts issued prior to January 1, 1995, the amount of the death benefit is the greatest of:
     -    your Account Value
     - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals
     -    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments applicable to such withdrawals.


PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1997, and for the periods indicated in the financial statements, and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1997 and 1996 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.


The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

CROSS REFERENCE SHEET - GRANDMASTER III

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information required By Form N-4

PART A:  INFORMATION REQUIRED IN PROSPECTUS - GRANDMASTER III

Form N-4 Item No.                       Location in Prospectus

1.   Cover Page                         Cover Page

2.   Definitions                        Part 1 - Summary

3.   Synopsis                           Part 1 - Summary; Table of Annual Fees
                                        and Expenses; Examples

4.   Condensed Financial Information    Part 1 - Financial Information

5.   General Description of Registrant, Part 2 - National Integrity and the
                                        Separate Account;
     Annuity Contracts                  Part 3 - Your Investment Options

6.   Deductions                         Part 4 - Deductions and Charges

7.   General Description of Variable    Part 5 - Terms of Your Variable
     Annuity contracts                  Annuity Contract

8.   Annuity Period                     Part 5 - Terms of Your Variable
                                        Annuity Contract

9.   Death Benefit                      Part 5 - Terms of Your Variable
                                        Annuity Contract

10.  Purchases and Contract Value       Part 5 - Terms of Your Variable
                                        Annuity Contract


11.  Redemptions                        Part 5 - Terms of Your Variable
                                        Contract


12.  Taxes                              Part 7 - Tax Aspects of the Contracts

13.  Legal Proceedings                  Not Applicable

14.  Table of Contents of the           Table of Contents
     Statement of Additional
     Information

PART  B:  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
INFORMATION - GRANDMASTER III

Form N-4 Item No.                       Location in Statement of Additional
                                        Information

15.  Cover Page                         Cover Page

16.  Table of Contents                  Cover Page

17.  General Information and History    Part 1 - National Integrity and
                                        Custodian

18.  Services                           Part 1 - National Integrity and
                                        Custodian

19.  Purchase of Securities Being       Part 2 - Distribution of the Contracts
     Offered

20.  Underwriters                       Part 2 - Distribution of the Contracts

21.  Calculation of Performance Data    Part 3 - Performance Information

22.  Annuity Payments                   Part 4 - Determination of Annuity Unit
                                        Values

23.  Financial Statements               Part 5 - Financial Statements

                                        PART A

PROSPECTUS

                                  GRANDMASTER III
                         FLEXIBLE PREMIUM VARIABLE ANNUITY
                issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by National Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (CONTRACTS) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account I (VARIABLE ACCOUNT OPTIONS, or individually, OPTION) or to our Guaranteed Rate Options (GROs), or both.

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III) (the FUNDS or FUND). The Funds are part of the Fidelity Investments-Registered Trademark- group of companies. The values allocated to the Options reflect the investment performance of the Funds' portfolios. The prospectus for the Funds describes the investment objectives, policies and risks of each of the Funds' portfolios. There are thirteen Variable Account Options, which invest in the following portfolios:


          -  VIP Money Market Portfolio                -  VIP II Investment Grade Bond Portfolio
          -  VIP High Income Portfolio                 -  VIP II Asset Manager Portfolio
          -  VIP Equity-Income Portfolio               -  VIP II Index 500 Portfolio
          -  VIP Growth Portfolio                      -  VIP II Contrafund Portfolio
          -  VIP Overseas Portfolio                    -  VIP II Asset Manager: Growth Portfolio
          -  VIP III Balanced Portfolio                -  VIP III Growth Opportunities Portfolio
          -  VIP III Growth & Income Portfolio


Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (MARKET VALUE ADJUSTMENT) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may be applicable, which may invade principal.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Funds, which you should also read.

For further information and assistance, you should contact our Administrative Office at National Integrity Life Insurance Company, 200 Park Avenue, 20th Floor, New York, New York 10166. You may also call the following toll-free number: 1-800-433-1778.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1998, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

The date of this Prospectus is May 1, 1998.

                                 TABLE OF CONTENTS





PART 1 - SUMMARY                                                          PAGE
Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . .        1
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . .        1
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . .        1
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . .        1
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . .        1
Variable Account Options . . . . . . . . . . . . . . . . . . . . . .        1
Account Value, Adjusted Account Value and Cash Value . . . . . . . .        2
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . .        3
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . .        4
Financial Information. . . . . . . . . . . . . . . . . . . . . . . .        7

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company. . . . . . . . . . . . . .        9
The Separate Account and the Variable Account Options. . . . . . . .        9
Assets of Our Separate Account . . . . . . . . . . . . . . . . . . .        9
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . .       10

PART 3 - YOUR INVESTMENT OPTIONS

The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10
  The Funds' Investment Adviser. . . . . . . . . . . . . . . . . . .       11
  Investment Objectives of the Portfolios. . . . . . . . . . . . . .       12
Guaranteed Rate Options. . . . . . . . . . . . . . . . . . . . . . .       14
     Renewals of GRO Accounts. . . . . . . . . . . . . . . . . . . .       14
     Market Value Adjustments. . . . . . . . . . . . . . . . . . . .       15

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . .       15
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . .       16
Reduction or Elimination of Separate Account or
  Administrative Charges . . . . . . . . . . . . . . . . . . . . . .       16
Fund Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . .       16
Contingent Withdrawal Charge . . . . . . . . . . . . . . . . . . . .       17
Reduction or Elimination of the Contingent Withdrawal Charges. . . .       17
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Hardship Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . .       18
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract. . . . . . . . . . . . . . . . . .       18
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . .       19
Your Purchase of Units in Our Separate Account . . . . . . . . . . .       19
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . .       19
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       20
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21
Death Benefits and Similar Benefit Distributions . . . . . . . . . .       21



                                                                          PAGE

Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       22
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . .       23
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . .       23
How You Make Requests and Give Instructions. . . . . . . . . . . . .       24

PART 6 - VOTING RIGHTS

Fund Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . .       24
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . .       24
How Fund Shares Are Voted. . . . . . . . . . . . . . . . . . . . . .       24
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . .       25

PART 7 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . .       25
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . .       25
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . .       26
Diversification Standards. . . . . . . . . . . . . . . . . . . . . .       27
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . .       27
  Traditional Individual Retirement Annuities. . . . . . . . . . . .       27
  Roth Individual Retirement Annuities . . . . . . . . . . . . . . .       28
  SIMPLE Individual Retirement Annuities . . . . . . . . . . . . . .       28
  Tax Sheltered Annuities. . . . . . . . . . . . . . . . . . . . . .       28
  Simplified Employee Pensions . . . . . . . . . . . . . . . . . . .       28
  Corporate and Self-Employed (H.R. 10 and Keogh) Pension
    and Profit Sharing Plans . . . . . . . . . . . . . . . . . . . .       28
  Deferred Compensation Plans of State and Local Governments and
    Tax-Exempt Organizations . . . . . . . . . . . . . . . . . . . .       29
Distributions Under Tax-Favored Retirement Programs. . . . . . . . .       29
Federal and State Income Tax Withholding . . . . . . . . . . . . . .       30
Impact of Taxes to National Integrity. . . . . . . . . . . . . . . .       30
Transfers Among Investment Options . . . . . . . . . . . . . . . . .       30

PART 8 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . .       30
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . .       31
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . .       31
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . .       31
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . .       32
Systematic Contributions . . . . . . . . . . . . . . . . . . . . . .       38
Performance Information. . . . . . . . . . . . . . . . . . . . . . .       38


Appendix A  -  Illustration of a Market Value Adjustment . . . . . .       39



     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS

Part 1 - National Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
200 Park Avenue, 20th Floor
New York, New York 10166
ATTN: Request for SAI of Separate Account I (Grandmaster III)

Name:
     ---------------------------------------------
Address:
        ------------------------------------------
City:                 State:          Zip:
     ----------------       ---------     --------

PART 1 -- SUMMARY

YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, "WE", "OUR" and "US" mean National Integrity Life Insurance Company (NATIONAL INTEGRITY), a subsidiary of Integrity Life Insurance Company (INTEGRITY) and an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.



You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, "YOU" and "YOUR" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the contract rights are shared with the Owner. Contract changes or any transactions allowed under the contract require both signatures. The rules governing distribution at death apply when the first Owner dies. See Section 7, "DISTRIBUTION-AT-DEATH RULES."


Your retirement or endowment date (RETIREMENT DATE) will be no later than your 90th birthday or earlier, if required by law, unless you notify us of a different date.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may allocate contributions to the Variable Account Options or to the GROs, or both. The Variable Account Options and the GROs are together referred to as the INVESTMENT OPTIONS. Contributions may be allocated to up to nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

The Variable Account Options (also referred to as DIVISIONS) invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Funds, see the Funds' prospectus and the Funds' Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

The sum of your values under the GROs plus your values in the Variable Account Options is referred to as the ACCOUNT VALUE. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, reduced by any applicable contingent withdrawal charge and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

TRANSFERS


You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under special services we offer to dollar cost average or rebalance your investment in the Variable Account Options. See Part 8, "Dollar Cost Averaging," "Customized Asset Rebalancing," and "Ibbotson Asset Allocation and Rebalancing Program."


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option. See Part 4, "Deductions and Charges."


Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the Portfolios of the Funds, Fidelity Management and Research Company (FIDELITY MANAGEMENT) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios paid advisory fees in 1997 was .75% of average net assets. Advisory fees cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Funds' Investment Adviser" in
Part 3.


If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

When you make withdrawals from your contract, a contingent withdrawal charge may be deducted from your Account Value. This sales charge will be in addition to the Market Value Adjustment applicable to early withdrawals from GRO Accounts. Under certain circumstances, the contingent withdrawal charge and market value adjustment may be waived. See "Withdrawals" below and "Guaranteed Rate Options" in Part 3.

WITHDRAWALS


You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Option in the same ratio the Annuitant's Account Value in each Investment Option bares to the Annuitant's total Account Value. A sales charge of up to 7% of the contribution amount withdrawn, in excess of any free withdrawal amount (defined below), will be deducted from your Account Value, unless one of the exceptions applies. This charge defrays marketing expenses. See "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.


The FREE WITHDRAWAL AMOUNT is a non-cumulative amount which you may take as a partial withdrawal each contract year without being subject to the contingent withdrawal charge or any Market Value Adjustment. It is equal to 10% of the Account Value, minus cumulative prior withdrawals in the current contract year. However, as explained above, a tax penalty still applies if you are under age 59-1/2.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to GROs, we will refund to you the amount of your contributions.


TABLE OF ANNUAL FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES

     Sales Load on Purchases . . . . . . . . . . . . .              $0
     Deferred Sales Load (1) . . . . . . . . . . . . .      7% Maximum
     Exchange Fee (2). . . . . . . . . . . . . . . . .              $0
     Annual Administrative Charge (3). . . . . . . . .             $30

SEPARATE ACCOUNT ANNUAL EXPENSES (AS A
PERCENTAGE OF AVERAGE ACCOUNT VALUE) (4)

     Mortality and Expense Risk Fees . . . . . . . . .           1.20%
     Administrative Expenses . . . . . . . . . . . . .            .15%
                                                                 -----
     Total Separate Account Annual Expenses. . . . . .           1.35%
                                                                 -----
                                                                 -----


FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS) (5)



                                            Management   Other    Total Annual
Portfolio                                    Fees (6)   Expenses    Expenses
---------                                    --------   --------    --------
VIP Money Market . . . . . . . . .             .21%      .10%       .31%
VIP High Income. . . . . . . . . .             .59%      .12%       .71%(6)
VIP Equity-Income. . . . . . . . .             .50%      .08%       .58%
VIP Growth . . . . . . . . . . . .             .60%      .09%       .69%
VIP Overseas . . . . . . . . . . .             .75%      .17%       .92%
VIP II Investment Grade Bond . . .             .44%      .14%       .58%
VIP II Asset Manager . . . . . . .             .55%      .10%       .65%(6)(7)
VIP II Index 500 . . . . . . . . .             .24%      . 4%       .28%(7)
VIP II Contrafund. . . . . . . . .             .60%      .11%       .71%(6)
VIP II Asset Manager: Growth . . .             .60%      .17%       .77%(6)(7)
VIP III Balanced . . . . . . . . .             .45%      .16%       .61%(6)
VIP III Growth Opportunities . . .             .60%      .14%       .74%(6)
VIP III Growth & Income. . . . . .             .49%      .21%       .70% (6)(8)



-------------------------
(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year or the investment gain under the contract during the previous contract year, whichever is greater, less withdrawals during the current contract year, without assessment of any withdrawal charge.

(2) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(3) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part 4.

(4)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(5)  In the Funds' prospectus, see "Management, Distribution and Service Fees."

(6) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .90% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .68% for VIP II Contrafund Portfolio, .76% for VIP II Asset Manager: Growth Portfolio, and .73% for VIP III Growth Opportunities Portfolio, and .60% for VIP III Balanced Portfolio.

(7) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13%, and .40%, respectively.

(8)  Annualized

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                             1 year    3 years   5 years  10 years
---------                             ------    -------   -------  --------
VIP Money Market . . . . . . . . .    $ 97.66   $114.61   $133.86   $203.09
VIP High Income. . . . . . . . . .    $101.86   $127.34   $155.29   $246.89
VIP Equity-Income. . . . . . . . .    $100.53   $123.32   $148.53   $233.20
VIP Growth . . . . . . . . . . . .    $101.65   $126.72   $154.25   $244.80
VIP Overseas . . . . . . . . . . .    $104.11   $134.13   $166.63   $269.66
VIP II Investment Grade Bond . . .    $100.53   $123.32   $148.53   $233.20
VIP II Asset Manager . . . . . . .    $102.17   $128.27   $156.84   $250.03
VIP II Index 500 . . . . . . . . .    $ 97.45   $113.98   $132.81   $200.91
VIP II Contrafund . . . . . . . . .   $102.17   $128.27   $156.84   $250.03
VIP II Asset Manager: Growth. . . .   $103.50   $132.28   $163.55   $263.50
VIP III Balanced. . . . . . . . . .   $101.96   $127.65   $155.81   $247.94
VIP III Growth Opportunities. . . .   $102.47   $129.19   $158.39   $253.15
VIP III Growth & Income . . . . . .   $101.76   $127.03   $154.77   $245.84


EXPENSES PER $1,000 INVESTMENT IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                             1 year    3 years   5 years  10 years
---------                             ------    -------   -------  --------
VIP Money Market . . . . . . . . .     $17.66    $54.61   $ 93.86   $203.09
VIP High Income. . . . . . . . . .     $21.86    $67.34   $115.29   $246.89
VIP Equity-Income. . . . . . . . .     $20.53    $63.32   $108.53   $233.20
VIP Growth . . . . . . . . . . . .     $21.65    $66.72   $114.25   $244.80
VIP Overseas . . . . . . . . . . .     $24.11    $74.13   $126.63   $269.66
VIP II Investment Grade Bond . . .     $20.53    $63.32   $108.53   $233.20
VIP II Asset Manager . . . . . . .     $22.17    $68.27   $116.84   $250.03
VIP II Index 500 . . . . . . . . .     $17.45    $53.98   $ 92.81   $200.91
VIP II Contrafund. . . . . . . . .     $22.17    $68.27   $116.84   $250.03
VIP II Asset Manager: Growth . . .     $23.50    $72.28   $123.55   $263.50
VIP III Balanced. . . . . . . . . .    $21.96    $67.65   $115.81   $247.94
VIP III Growth Opportunities. . . .    $22.47    $69.19   $118.39   $253.15
VIP III Growth & Income . . . . . .    $21.76    $67.03   $114.77   $245.84


EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY AT THE END OF THE APPLICABLE PERIOD:

       Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.

                         UNIT VALUES AND UNITS OUTSTANDING




                              MONEY           HIGH         EQUITY-                                  INVESTMENT
                             MARKET         INCOME          INCOME        GROWTH       OVERSEAS     GRADE BOND
                           DIVISION       DIVISION        DIVISION      DIVISION       DIVISION       DIVISION
                           --------       --------        --------      --------       --------     ----------
Date of Inception            $10.00         $10.00         $10.00         $10.00         $10.00         $10.00
December 31, 1987                 -              -              -              -              -              -
Number of Units                   -              -              -              -              -              -
December 31, 1988                 -              -              -              -          $9.79         $10.05
Number of Units                   -              -              -              -          1,646          1,287
December 31, 1989                 -              -         $10.99         $11.13         $12.08         $11.48
Number of Units                   -              -         12,808             91          1,646          1,286
December 31, 1990            $10.17              -          $9.54         $11.76         $11.13         $12.06
Number of Units               2,001              -         10,281             90          1,697          1,283
December 31, 1991            $10.64              -         $13.63         $19.12         $13.63         $12.25
Number of Units               3,961              -         12,059            927          2,789              -
December 31, 1992            $10.90              -         $15.72         $20.62         $12.01         $13.44
Number of Units               2,744              -         32,842         30,140          3,816          5,995
December 31, 1993            $11.10         $11.22         $18.33         $24.29         $16.25         $14.72
Number of Units             109,685        120,243        192,745        136,418         97,667         52,787
December 31, 1994            $11.42         $10.90         $19.37         $23.95         $16.31         $13.98
Number of Units             782,370        512,098        503,403        372,307        432,518         97,548
December 31, 1995            $11.93         $12.97         $25.81         $31.99         $17.65         $16.18
Number of Units           1,692,564      1,131,907      1,316,163        657,586        426,045        264,608
December 31, 1996            $12.40         $14.58         $29.09         $36.19         $19.71         $16.47
Number of Units           1,453,359      1,605,055      1,895,597        942,118        596,757        340,273
December 31, 1997            $12.90         $16.93         $36.77         $44.09         $21.69         $17.72
Number of Units           1,407,666      2,108,548      2,245,172      1,026,856        703,364        403,402



*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                         UNIT VALUES AND UNITS OUTSTANDING





                                                                              ASSET                                 GROWTH
                                ASSET             INDEX        CONTRA-      MANAGER                   GROWTH  OPPORTUNITIE
                              MANAGER               500           FUND       GROWTH    BALANCED       INCOME             S
                             DIVISION          DIVISION       DIVISION     DIVISION    DIVISION     DIVISION      DIVISION
                             --------          --------       --------     --------    --------     --------  ------------
Date of Inception*             $10.00            $10.00         $10.00      $10.00       $10.00      $10.00        $10.00
December 31, 1987               $7.92                 -              -           -            -           -             -
Number of Units                15,626                 -              -           -            -           -             -
December 31, 1988               $8.89                 -              -           -            -           -             -
Number of Units                23,806                 -              -           -            -           -             -
December 31, 1989              $11.05                 -              -           -            -           -             -
Number of Units                26,296                 -              -           -            -           -             -
December 31, 1990              $10.90                 -              -           -            -           -             -
Number of Units                33,770                 -              -           -            -           -             -
December 31, 1991              $13.45                 -              -           -            -           -             -
Number of Units                28,066                 -              -           -            -           -             -
December 31, 1992              $14.85                 -              -           -            -           -             -
Number of Units                57,934                 -              -           -            -           -             -
December 31, 1993              $17.73            $10.65              -           -            -           -             -
Number of Units               744,402            16,821              -           -            -           -             -
December 31, 1994              $16.43            $10.62              -           -            -           -             -
Number of Units             1,706,592            99,982              -           -            -           -             -
December 31, 1995              $18.95            $14.37         $13.31      $12.02            -           -             -
Number of Units             1,460,833           293,436        954,037      85,146            -           -             -
December 31, 1996              $21.42            $17.41         $15.92      $14.22            -           -             -
Number of Units             1,351,936           738,488      1,865,749     282,677            -           -             -
December 31, 1997              $25.50            $22.79         $19.50      $17.55       $11.36      $12.19        $11.99
Number of Units             1,277,528   1,458,28038,488      2,463,777     447,420      175,229     321,915       320,952



*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our home office is located in New York, New York. We are authorized to sell life insurance and annuities in eight states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Funds, and fixed single premium annuity contracts. We are currently licensed to sell variable contracts in five states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

National Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1997, ARM had $6.9 billion of assets under management.


National Integrity is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which National Integrity's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on National Integrity's core business operations. While National Integrity believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which National Integrity's operations rely will be converted on a timely basis and will not have a material effect on National Integrity.


THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account is established and maintained under the insurance laws of the State of New York. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940 ACT). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus. Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.

ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (GENERAL ACCOUNT).

CHANGES IN HOW WE OPERATE

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 -   register or end the registration of the Separate Account under the 1940
     Act;
 - operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
 - cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.



PART 3 - YOUR INVESTMENT OPTIONS

THE FUNDS

Each of the Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Funds. The Funds are each a "series" type of investment company with diversified portfolios. The Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Funds are designed to serve as investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Funds currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or National Integrity. The Board of Trustees of each of the Funds is responsible for monitoring the Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Fund's response to any of those events insufficiently protects our contract owners, we will see to it that appropriate and available action is taken to protect our contract owners. See "The Fund and the Fidelity Organization" in the Funds' prospectus for a further discussion of the risks associated with the offering of Fund shares to our Separate Account and the separate accounts of other insurance companies.

Shares of Portfolios of the Funds are made available to the Separate Account under three essentially identical Participation Agreements (PARTICIPATION AGREEMENT OR AGREEMENTS). The Participation Agreements are among the applicable Fund, Fidelity Distributors Corporation which is the principal underwriter for shares of the Funds (DISTRIBUTOR), and National Integrity. If state or federal law precludes the sale of the Funds' or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreements may be terminated as to the Funds or the affected Portfolio. Also, the Participation Agreements may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and the Distributor are obligated to continue to make the Funds' shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreements have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

THE FUNDS' INVESTMENT ADVISER. Fidelity Management & Research Company (FIDELITY MANAGEMENT), a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Fidelity Management, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments-Registered Trademark-, one of the largest investment management organizations in the United States. Fidelity Investments-Registered Trademark-includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

Fidelity Management provides investment research and portfolio management services to mutual funds and other clients. At December 31, 1996, Fidelity Management advised funds having more than 23 million shareholder accounts with a total value of more than $354 billion. For certain of the Portfolios, Fidelity Management has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments-Registered Trademark- organization. Fidelity Management, not the Portfolios, pays the sub-advisers for their services to the Portfolios.


The Portfolios of the Funds pay monthly advisory fees to Fidelity Management. The advisory fee payable by each of the Portfolios, other than the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by Fidelity Management.



The VIP Money Market Portfolio's advisory fee is made up of three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.


Pursuant to approval of shareholders of VIP II Index 500 at a shareholder meeting held on November 19, 1997, effective December 1, 1997 Bankers Trust Company ("BT") has been appointed as the fund's sub-adviser. BT chooses the fund's investments and acts as the fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation.


Index 500's management fees are paid out of the fund's assets to Fidelity Management and BT. The fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder account statements and financial reports. Management and sub-advisory fees are calculated and paid every month to Fidelity Management and BT, respectively. The fund pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to Fidelity Management, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). For investment management, securities lending and custodial services to the fund, Fidelity Management pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund. FMR has voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest taxes, brokerage commissions, and extraordinary expenses), are in excess of an annual rate of 0.28% of the average net assets of the fund.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                              VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                              VIP HIGH INCOME PORTFOLIO

VIP High Income Portfolio seeks a high current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in the Funds' prospectus before investing in it.

                             VIP EQUITY-INCOME PORTFOLIO


VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.


                                 VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                                VIP OVERSEAS PORTFOLIO

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

                        VIP II INVESTMENT GRADE BOND PORTFOLIO

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                            VIP II ASSET MANAGER PORTFOLIO

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market instruments.

                              VIP II INDEX 500 PORTFOLIO

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                             VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                        VIP II ASSET MANAGER: GROWTH PORTFOLIO

VIP II Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:


                           Range        Neutral Mix
                           -----        -----------
     Stock Class           50-100%           70%
     Bond Class              0-50%           25%
     Short-Term/
     Money Market Class      0-50%            5%



                        VIP III GROWTH OPPORTUNITIES PORTFOLIO


VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. Although the Portfolio invests in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth.



                              VIP III BALANCED PORTFOLIO

VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.



                          VIP III GROWTH & INCOME PORTFOLIO


VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.



GUARANTEED RATE OPTION

BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO GROS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), NOR UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER SUCH CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

We offer GROs with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO, (i.e. all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO.)

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account and less any applicable contingent withdrawal charges. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge may invade principal.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.


The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:
                                N/12                 N/12
     MVA =  GRO Value x [(1 + A)    / (1 + B + .0025)    - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

PART 4 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

National Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse National Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for National Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk National Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require National Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

National Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.


ANNUAL ADMINISTRATIVE CHARGE


If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to GROs is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year. The annual administrative charge is waived for employees of National Integrity or Integrity Life Insurance Company (INTEGRITY),the parent of National Integrity, who purchase contracts under the salary allotment program of either company.



REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


The separate account or administrative charges may be reduced or eliminated when contract sales are made to individuals or to a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction will be based on: (1) the size and type of the group of individuals to whom the contract is offered; and/or (2) the amount of expected contributions. Any reduction or elimination of the separate account or administrative charges will not unlawfully discriminate against any person.

FUND CHARGES

Our Separate Account purchases shares of the Funds at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of the Funds' respective shareholders. See "The Funds" in Part 3.

STATE PREMIUM TAX DEDUCTION

National Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, National Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are applied when you make a contribution to the contract. Contributions withdrawn will be subject to a withdrawal charge of up to 7%. As shown below, the percentage charge varies, depending upon the "age" of the contributions included in the withdrawal--that is, the number of years that have elapsed since each contribution was made. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount will not be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment, and any applicable withdrawal charge and administrative expense charge, so that the net amount you receive will be the amount requested.

During any contract year, no charge will be applied to your partial withdrawals that do not exceed the free withdrawal amount. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during such year, plus withdrawals made during such year. If any partial withdrawal exceeds the free withdrawal amount, we will deduct the applicable contingent withdrawal charge with respect to such excess amount. The contingent withdrawal charge is a sales charge to defray our costs of selling and promoting the contracts. We do not expect that revenues from contingent withdrawal charges will cover all of such costs. Any shortfall will be made up from our General Account assets, including any profits from other charges under the contracts.


Contribution Year in Which                   Charge as a % of the
Withdrawn Contribution Was Made              Contribution Withdrawn
-------------------------------              ----------------------
Current. . . . . . . . . . . . . . . . . . .            7%
First Prior. . . . . . . . . . . . . . . . .            6
Second Prior . . . . . . . . . . . . . . . .            5
Third Prior. . . . . . . . . . . . . . . . .            4
Fourth Prior . . . . . . . . . . . . . . . .            3
Fifth Prior. . . . . . . . . . . . . . . . .            2
Sixth Prior and Earlier. . . . . . . . . . .            0


No contingent withdrawal charge will be applied to any amount withdrawn if the Annuitant uses the withdrawal either to purchase from National Integrity an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies which provides for level payments over five or more years, with a restricted prepayment option. Similarly, no charge will be applied if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Options in the same ratio the Annuitant's Account Value in each Investment Option bears to the Annuitant's total Account Value. The minimum withdrawal permitted is $300.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE


We may reduce or eliminate the contingent withdrawal charge when sales of the contracts are made to individuals or a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction in the contingent withdrawal charge will be based on the following: (1) the size and type of the group of individuals to whom the contract is offered; (2) the amount of expected contributions; and/or (3) whether there is a prior or existing relationship with Integrity, such as being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by Integrity, or making transfers of amounts held under qualified plans sponsored by Integrity or an affiliate. Any reduction or elimination of the contingent withdrawal charge will not unlawfully discriminate against any person.


TRANSFER CHARGE


No charge is made for your first twelve transfers (excluding dollar cost averaging and Customized Asset Rebalancing transfers) among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. (No transfer charge will apply to transfers under our (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) the Ibbotson Asset Allocation and Rebalancing Program, nor will such transfers count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.) See "Transfers" in Part 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.


HARDSHIP WAIVER

Withdrawal Charges may also be waived on full or partial withdrawal requests of $1,000 or more under a Hardship circumstance. The Market Value Adjustment may also be waived on any amounts withdrawn from the GRO Accounts. Such Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital and long term care facility, (2) diagnosis of terminal illness with any medical condition which would result in death or total disability, and (3) unemployment. We reserve the right to obtain reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not be applicable in some states and, in other states, may not be available at all.

TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.


PART 5 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, provided that at any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions. We will accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to GROs is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in
Part 3.

YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

  - Next, we add any dividends or capital gains distributions by the Fund on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's then current transfer restrictions. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless National Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.


The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our Dollar Cost Averaging or Customized Asset Rebalancing programs, or the Ibbotson Asset Allocation and Rebalancing Program described in Part 8. Once annuity payments begin, transfers are no longer permitted.


Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN CODE). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS


You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Option in the same ratio the Annuitant's Account Value in each Investment Option bares to the Annuitant's total Account Value. A withdrawal charge of up to 7% of the contribution amount withdrawn, as adjusted for any applicable Market Value Adjustment and the withdrawal charge itself will be deducted from your Account Value, unless one of the exceptions applies. See "Guaranteed Rate Options" in Part 3 and "Contingent Withdrawal Charge" in Part 4. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." National Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We will pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day on which we receive due proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day on which we receive due proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:

     a) the contract account value at the end of the business day on which we receive due proof of death;
     b)   the total of all contributions; and
     c) the highest contract account value on any contract anniversary which occurred prior to the Annuitant's 81st birthday and prior to the Annuitant's death, plus any subsequent contributions;

each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). The amount of the reduction will be determined by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.

Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.


The death benefit described above becomes retroactive to all contracts issued on or after January 1, 1997.


ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 90th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment without a withdrawal charge applying.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 90th birthday or earlier, if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If National Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in the Separate Account. National Integrity can defer payment of your GROs for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.


PART 6 - VOTING RIGHTS

FUND VOTING RIGHTS

National Integrity is the legal owner of the shares of the Funds held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Funds' Board of Directors, to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Funds in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Funds' Board for the Funds' shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Funds. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Funds are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.


PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.


The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS)and various courts. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other tax laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.


YOUR CONTRACT IS AN ANNUITY


Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan:
Finally, the individual (or employer) may purchase the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).


This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY


Section 72 of the Internal Revenue Code of 1986, as amended (the CODE), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies National Integrity of that election.


The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; (4) attributable to the taxpayer becoming disabled within the meaning of Code
Section 72(m)(7); (5) from certain qualified plans (note, however, other penalties may apply); (6) under a qualified funding asset (as defined in Section 130(d) of the Code); (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; (8) under an immediate annuity as defined in Code Section 72(u)(4); or (9) purchase of a first home (distribution up to $10,000, applicable to IRAs only).



However, the withdrawal provisions of your contract still apply. See "Withdrawals" in Section 5.


All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

DIVERSIFICATION STANDARDS

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX-FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES


Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract which apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES


Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may commence. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.



SIMPLE INDIVIDUAL RETIREMENT ANNUITIES



Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice.

The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.


DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs


Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.



Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408 or a Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional
IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.


We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.


FEDERAL AND STATE INCOME TAX WITHHOLDING


When required, Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. The withholding rate applicable to eligible rollover distributions is 20% unless such distribution is paid directly to an eligible retirement plan.


Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES TO NATIONAL INTEGRITY

The contracts provide that National Integrity may charge the Separate Account for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.


PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."


INCOME PLUS WITHDRAWAL PROGRAM

We offer the Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals from your contract prior to your reaching age 59-1/2. Income Plus Withdrawals are exempt from the 10% penalty tax, normally applicable to early distributions made prior to age 59-1/2. See "Taxation of Annuities Generally," in Section 7. Once distributions begin they should not be changed or stopped until the later of age 59-1/2 or five years from the date of the first distribution. If you change or stop the distribution or take an additional withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under the Income Plus Program and for any interest thereon.

The Income Plus Withdrawal Program may be elected at any time if you are below age 59-1/2. You can elect this option by submitting the proper election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We will calculate the amount of the distribution under a method selected by you. The minimum Income Plus Withdrawal currently is $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.


To enroll under our Income Plus Withdrawal Program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one Business Day after our receipt of the form. You or we may terminate your participation in the program upon seven Business Days prior written notice, and we may terminate or amend the Income Plus Program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended. This program is not available in concert with the Systematic Withdrawal Program, Dollar Cost Averaging or Asset Allocation and Rebalancing Program.


Amounts withdrawn by you under the Income Plus Withdrawal Program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which allocations to the VIP Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our Dollar Cost Averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our Dollar Cost Averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the Dollar Cost Averaging program at any time. If you do not have sufficient funds in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.


CUSTOMIZED ASSET REBALANCING



We offer an Customized Asset Rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our Customized Asset Rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.



Fixed Accounts are not eligible for the Customized Asset Rebalancing program.



To enroll under our Customized Asset Rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the Customized Asset Rebalancing program at any time.



CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM



We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates (MODEL(s)). Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.



You may select one of five proposed Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. Your current contribution allocations will be initially allocated among the Options currently established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.



If you select this program, then unless you have terminated your participation, your account values will be allocated and your variable portfolios will be rebalanced automatically at least annually and more frequently if so determined by the Asset Allocation & Rebalancing Program. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing.



No transfer charge will apply to transfers under the Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfer Charges" in Part 4.



In each investor profile, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO will not be reallocated or rebalanced while participating in a specific investor profile. You may cancel or change the investment profile you have selected at any time. However, the GRO funds, if withdrawn or transferred, may be subject to a market value adjustment (MVA) that may increase or decrease your account value.



To enroll under the Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form (Catalog 1815) found in the back of this prospectus. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. If, after selecting one of the five models, you initiate a transaction that results in a reallocation outside one of the Models, your participation in the Model program is automatically terminated. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program is not available in concert with the Customized Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.


You may terminate participation in this program upon one day's prior written notice.

1998 GRAND MASTER CONSERVATIVE MODEL





     Asset Class         Allocation          Mutual Fund                                      Fund        Fund
     -----------         to Asset            -----------                                   allocation  allocation
                          Class                                                            as a % of   as a % of
                                                                                             Total     the asset
                                                                                           Portfolio      class
-----------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:     15       VIP Fidelity Equity-Income (Large Cap Value)                 5          0
                                    VIP III Fidelity Growth and Income (Large Cap Value)         0          0
                                    VIP III Fidelity Growth Opportunities (Large Cap Blend)      0          0
                                    VIP Fidelity Growth Portfolio                                4          0
                                    VIP II Fidelity Contrafund                                   4          0
                                    VIP II Fidelity Index 500                                    2          0

Broad International         0       VIP Fidelity Overseas Portfolio                              0
Equity:

Domestic Core Fixed        20       VIP II Fidelity Investment Grade Bond Portfolio             20        100
Income:

High Yield Fixed Income:    7       VIP High Income Portfolio                                    7        100

Cash Equivalents:          10       VIP Money Market Portfolio                                  10        100

Defensive Fixed:           48       3 Year GROs                                                  0        100
                                    5 Year GROs                                                 48          0
                                    7 Year GROs                                                  0
                                    10 Year GROs                                                 0

Balanced:                           VIP III Fidelity Balanced

Asset Allocation:                   VIP II Asset Manager
                                    VIP II Asset Manager: Growth


TOTAL:                    100                                                                  100


1998 GRAND MASTER MODERATELY CONSERVATIVE MODEL





     Asset Class         Allocation          Mutual Fund                                      Fund        Fund
     -----------         to Asset            -----------                                   allocation  allocation
                          Class                                                            as a % of   as a % of
                                                                                             Total     the asset
                                                                                           Portfolio      class
-----------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:     17       VIP Fidelity Equity-Income (Large Cap Value)                 7         0
                                    VIP III Fidelity Growth and Income (Large Cap Value)         0         0
                                    VIP III Fidelity Growth Opportunities (Large Cap Blend)      0         0
                                    VIP Fidelity Growth Portfolio                                3         0
                                    VIP II Fidelity Contrafund                                   5         0
                                    VIP II Fidelity Index 500                                    2         0

Broad International        10       VIP Fidelity Overseas Portfolio                             10
Equity:

Domestic Core Fixed        42       VIP II Fidelity Investment Grade Bond Portfolio             42       100
Income:

High Yield Fixed Income:    6       VIP High Income Portfolio                                    6       100

Cash Equivalents:           0       VIP Money Market Portfolio                                   0       100

Defensive Fixed:           25       3 Year GROs                                                  0
                                    5 Year GROs                                                 25         0
                                    7 Year GROs                                                  0
                                    10 Year GROs                                                 0

Balanced:                           VIP III Fidelity Balanced

Asset Allocation:                   VIP II Asset Manager
                                    VIP II Asset Manager: Growth


TOTAL:                   100                                                                   100


1998 GRAND MASTER MODERATE MODEL





     Asset Class         Allocation          Mutual Fund                                     Fund        Fund
     -----------         to Asset            -----------                                  allocation  allocation
                          Class                                                           as a % of   as a % of
                                                                                            Total     the asset
                                                                                          Portfolio      class
----------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:     28       VIP Fidelity Equity-Income (Large Cap Value)              10          0
                                    VIP III Fidelity Growth and Income (Large Cap Value)       0          0
                                    VIP III Fidelity Growth Opportunities (Large Cap           0          0
                                      Blend)
                                    VIP Fidelity Growth Portfolio                              6          0
                                    VIP II Fidelity Contrafund                                 9          0
                                    VIP II Fidelity Index 500                                  3          0

Broad International        17       VIP Fidelity Overseas Portfolio                           17
Equity:

Domestic Core Fixed        40       VIP II Fidelity Investment Grade Bond Portfolio           40        100
Income:

High Yield Fixed Income:    5       VIP High Income Portfolio                                  5        100

Cash Equivalents:           0       VIP Money Market Portfolio                                 0        100

Defensive Fixed:           10       3 Year GROs                                                0
                                    5 Year GROs                                               10          0
                                    7 Year GROs                                                0
                                    10 Year GROs                                               0

Balanced:                           VIP III Fidelity Balanced

Asset Allocation:                   VIP II Asset Manager
                                    VIP II Asset Manager: Growth


TOTAL:                   100                                                                 100


1998 GRAND MASTER MODERATELY AGGRESSIVE MODEL





     Asset Class         Allocation          Mutual Fund                                      Fund        Fund
     -----------         to Asset            -----------                                   allocation  allocation
                          Class                                                            as a % of   as a % of
                                                                                             Total     the asset
                                                                                           Portfolio      class
-----------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:     41       VIP Fidelity Equity-Income (Large Cap Value)               15          0
                                    VIP III Fidelity Growth and Income (Large Cap Value)        0          0
                                    VIP III Fidelity Growth Opportunities (Large Cap Blend)     0          0
                                    VIP Fidelity Growth Portfolio                              10          0
                                    VIP II Fidelity Contrafund                                 13          0
                                    VIP II Fidelity Index 500                                   3          0

Broad International        26       VIP Fidelity Overseas Portfolio                            26
Equity:

Domestic Core Fixed        28       VIP II Fidelity Investment Grade Bond Portfolio            28        100
Income:

High Yield Fixed Income:   0        VIP High Income Portfolio                                   0        100

Cash Equivalents:          0        VIP Money Market Portfolio                                  0        100

Defensive Fixed:           5        3 Year GROs                                                 0
                                    5 Year GROs                                                 5          0
                                    7 Year GROs                                                 0
                                    10 Year GROs                                                0

Balanced:                           VIP III Fidelity Balanced

Asset Allocation:                   VIP II Asset Manager
                                    VIP II Asset Manager: Growth


TOTAL:                   100                                                                  100


1998 GRAND MASTER AGGRESSIVE MODEL





     Asset Class         Allocation          Mutual Fund                                      Fund        Fund
     -----------         to Asset            -----------                                   allocation  allocation
                          Class                                                            as a % of   as a % of
                                                                                             Total     the asset
                                                                                           Portfolio      class
-----------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:     51       VIP Fidelity Equity-Income (Large Cap Value)               18          0
                                    VIP III Fidelity Growth and Income (Large Cap Value)        0          0
                                    VIP III Fidelity Growth Opportunities (Large Cap Blend)     0          0
                                    VIP Fidelity Growth Portfolio                              10          0
                                    VIP II Fidelity Contrafund                                 18          0
                                    VIP II Fidelity Index 500                                   5          0

Broad International        33       VIP Fidelity Overseas Portfolio                            33
Equity:

Domestic Core Fixed        11       VIP II Fidelity Investment Grade Bond Portfolio            11        100
Income:

High Yield Fixed Income:   0        VIP High Income Portfolio                                   0        100

Cash Equivalents:          0        VIP Money Market Portfolio                                  0        100

Defensive Fixed:           5        3 Year GROs                                                 0
                                    5 Year GROs                                                 5          0
                                    7 Year GROs                                                 0
                                    10 Year GROs                                                0

Balanced:                           VIP III Fidelity Balanced

Asset Allocation:                   VIP II Asset Manager
                                    VIP II Asset Manager: Growth


TOTAL:                   100                                                                  100


SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly withdrawals from your checking account for payment to us. To enroll under our program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon 30 days' prior written notice. Your participation may be terminated by us if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.

PERFORMANCE INFORMATION

Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period indicated. Total returns also may be shown that do not take into account the contingent withdrawal charge or the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A CUMULATIVE TOTAL RETURN reflects an Option's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise YIELD. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent withdrawal charge.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

APPENDIX A

                      ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

               Contribution:                 $50,000.00

               GRO Account duration:  7 Years

               Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. No contingent withdrawal charge applies to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                     48/12
     -0.0551589 = [(1 + .05)     / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

     $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $52,188.58 = $57,881.25 - $3,192.67 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

     $789.25 = [($14,211.87+ $783.91)/(1 - .05)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $21,573.16 = $20,000.00 + $783.91 + $789.25

The ending Account Value would be:

     $36,308.09 = $57,881.25 - $21,573.16



EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                   48/12
     .0290890 = [(1 + .05)     / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 5% would be assessed against the $50,000 original contribution:

     $2,500.00 = $50,000.00 X .05

Thus, the amount payable on a full withdrawal would be:

     $57,064.96 = $57,881.25 + $1,683.71 - $2,500.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

             Free Amount =    $ 5,788.13

      Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87

The withdrawal charge would be:

     $726.23 = [($14,211.87 - $413.41)/(1 - .05)] - ($14,211.87 - $413.41)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

     $20,312.82 = $20,000.00 - $413.41 + $726.23

The ending Account Value would be:

     $37,568.43 = $57,881.25 - $20,312.82

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1998

                                         FOR

                                  GRANDMASTER III

                         FLEXIBLE PREMIUM VARIABLE ANNUITY

                                     ISSUED BY

                     NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                        AND

                       FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                  TABLE OF CONTENTS


                                                                                Page
Part 1 - National Integrity and Custodian. . . . . . . . . . . . . . . . . . . . . .2
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . . . . . . . .3
Part 3 - Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . .3
Part 4 - Determination of Annuity Unit Values. . . . . . . . . . . . . . . . . . . 10
Part 5 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . 11


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1998. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 200 Park Avenue, 20th Floor, New York, New York 10166, or by calling 1-800-433-1778.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity is a New York stock life insurance company that sells life
insurance and annuities.   Its offices are located at 200 Park Avenue, 20th
Floor, New York, New York 10166. National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc.,
(ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP FUNDS). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group, Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (MORGAN STANLEY). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.


On April 22, 1998, ARM filed a registration statement with the SEC for a secondary offering of 10 million shares of its Class A Common Stock (the "Secondary Offering"). The Morgan Stanley Stockholders propose to sell all 10 million shares and, if the underwriters' over-allotment is exercised, up to an additional 1.5 million shares. The Secondary Offering is expected to be made in May 1998 through a syndicate of underwriters led by Morgan Stanley & Co. Incorporated.



Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by National Integrity for management services in 1996 and 1997, including services applicable to the Registrant, were $6,007,766 and $5,855,216, respectively.


National Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.


We generally pay a maximum distribution allowance of 6.5% of initial contributions. The amount of distribution allowances paid was $2,647,756, $2,229,269, and $2,217,123 for the years ended December 31, 1997, 1996, and
1995, respectively. No distribution allowances were retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.



PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective
Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Any such total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those currently applicable under the contract. Total returns may be shown simultaneously that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T) to the power of n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

                                                            365/7
                Effective Yield = {(Base Period Return) + 1)     } - 1

For the period ending:  12/31/97

RETURNS WITH SURRENDER CHARGES




                                                         SEC STANDARDIZED
                               VARIABLE               AVERAGE ANNUAL RETURN (1)
                               ACCOUNT      ---------------------------------------------
                              INCEPTION                                           Life of
VARIABLE OPTIONS               DATE (2)      1 YEAR       5 YEAR      10 YEAR     ACCOUNT
-----------------------------------------------------------------------------------------
Asset Manager                   9/3/91        11.95%     10.96%         n/a         x.xx%
Asset Manager: Growth           2/8/95        16.31        n/a          n/a         x.xx
Balanced                       2/19/97        13.46        n/a          n/a         x.xx
Contrafund                      2/8/95        15.39        n/a          n/a         x.xx
Equity-Income                   9/3/91        19.31      18.14        15.07         x.xx
Growth                          9/3/91        14.74      16.01        15.53         x.xx
Growth & Income                2/14/97          n/a        n/a          n/a         x.xx
Growth Opportunities           2/19/97        21.12        n/a          n/a         x.xx
High Income                    2/19/93         9.00      11.92         7.29         x.xx
Index 500                       3/4/93        23.83      17.91          n/a         x.xx
Investment Grade Bond           9/3/91          .52       5.10          n/a         x.xx
Overseas                        9/3/91         2.98      12.10         8.06         x.xx
                          ---------------------------------------------------------------




(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.
(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.
(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration.
(4)  Italicized returns are calculated from the inception date through year-end.
(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

For the period ending: 12/31/97

RETURNS WITHOUT SURRENDER CHARGES(3)    All figures are unaudited.





                                                    (5) CUMULATIVE TOTAL RETURN
                                  FUND      --------------------------------------------
                               INCEPTION                                          LIFE OF
VARIABLE OPTIONS                 DATE (5)    3 YEAR       5 YEAR      10 YEAR       FUND
----------------------------------------------------------------------------------------
ASSET MANAGER                    9/6/89       55.24%       71.74%       N/A       142.17%
ASSET MANAGER: GROWTH            1/3/95         N/A          N/A        N/A        77.33
BALANCED                         1/3/95         N/A          N/A        N/A        46.97
CONTRAFUND                       1/3/95         N/A          N/A        N/A       101.87
EQUITY-INCOME                   10/9/86       89.87       133.85     309.77       299.22
GROWTH                          10/9/86       84.05       113.77     326.25       335.86
GROWTH & INCOME                12/31/96         N/A          N/A        N/A        28.34
GROWTH OPPORTUNITIES             1/3/95         N/A          N/A        N/A        95.57
HIGH INCOME                     9/19/85       55.34        79.20     103.44        93.51
INDEX 500                       8/27/92      114.65       131.62        N/A       145.08
INVESTMENT GRADE BOND           12/5/88       26.74        31.72        N/A        53.76
OVERSEAS                        1/28/87         N/A          N/A     118.69       104.34
                               ---------------------------------------------------------

                                               (5) AVERAGE ANNUAL RETURN
                               ---------------------------------------------------------
                                                                                 LIFE OF
VARIABLE OPTIONS                1 YEAR      3 YEAR       5 YEAR      10 YEAR       FUND
----------------------------------------------------------------------------------------
ASSET MANAGER                     19.02%      15.79%       11.42%       N/A        11.22%
ASSET MANAGER: GROWTH             23.38         N/A          N/A        N/A        21.10
BALANCED                          20.54         N/A          N/A        N/A        13.73
CONTRAFUND                        22.47         N/A          N/A        N/A        26.46
EQUITY-INCOME                     26.38       23.83        18.52      15.15        13.12
GROWTH                            21.82       22.55        16.41      15.60        14.01
GROWTH & INCOME                     N/A         N/A          N/A        N/A        28.36
GROWTH OPPORTUNITIES              28.20         N/A          N/A        N/A        25.12
HIGH INCOME                       16.08       15.81        12.37       7.36         5.52
INDEX 500                         30.91       29.00        18.29        N/A        18.26
INVESTMENT GRADE BOND              7.59        8.22         5.67        N/A         4.86
OVERSEAS                          10.05        9.97        12.56       8.14         6.76
                               ---------------------------------------------------------

                                                  CALENDAR YEAR RETURN(4)
                               ---------------------------------------------------------

VARIABLE OPTIONS                 1993         1994        1995        1996         1997
----------------------------------------------------------------------------------------
ASSET MANAGER                    19.50%      -7.42%       15.38%     13.04%       19.02%
ASSET MANAGER: GROWTH              N/A         N/A        21.49      18.30        23.38
BALANCED                           N/A         N/A        12.40       8.48        20.54
CONTRAFUND                         N/A         N/A        37.76      19.66        22.47
EQUITY-INCOME                    16.76        5.48        33.27      12.73        26.38
GROWTH                           17.51       -1.16        33.54      13.14        21.82
GROWTH & INCOME                    N/A         N/A          N/A        N/A        28.34
GROWTH OPPORTUNITIES               N/A         N/A        30.76      16.67        28.20
HIGH INCOME                      18.68       -2.80        18.98      12.48        16.08
INDEX 500                         8.77        -.79        35.34      21.15        30.91
INVESTMENT GRADE BOND             9.56       -5.14        15.74       1.78         7.59
OVERSEAS                         35.21         .48         8.20      11.67        10.05
                               ---------------------------------------------------------


Performance information for an option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - an arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the u.s. government and all quasi-federal corporations; and all corporate debt guaranteed by the u.s. government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN GOVERNMENT/ CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

  * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

  * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1997, and for the periods indicated in the financial statements, and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1997 and 1996 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

CROSS REFERENCE SHEET - IQ THE SMARTANNUITY

Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Information required By Form N-4

PART A:  INFORMATION REQUIRED IN PROSPECTUS - IQ THE SMARTANNUITY

Form N-4 Item No.                       Location in Prospectus

1.   Cover Page                         Cover Page

2.   Definitions                        Part 1 - Summary

3.   Synopsis                           Part 1 - Summary; Table of Annual Fees
                                        and Expenses; Examples

4.   Condensed Financial Information    Part 1 - Financial Information

5.   General Description of Registrant, Part 2 - National Integrity and the
                                        Separate Account;
     Annuity Contracts                  Part 3 - Your Investment Options

6.   Deductions                         Part 4 - Deductions and Charges

7.   General Description of Variable    Part 5 - Terms of Your Variable
     Annuity contracts                  Annuity Contract

8.   Annuity Period                     Part 5 - Terms of Your Variable
                                        Annuity Contract

9.   Death Benefit                      Part 5 - Terms of Your Variable
                                        Annuity Contract

10.  Purchases and Contract Value       Part 5 - Terms of Your Variable
                                        Annuity Contract

11.  Redemptions                        Part 5 - Terms of Your Variable
                                        Annuity Contract

12.  Taxes                              Part 7 - Tax Aspects of the Contracts

13.  Legal Proceedings                  Not Applicable

14.  Table of Contents of the           Table of Contents
     Statement of Additional
     Information

PART  B:  INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL
INFORMATION - IQ THE SMARTANNUITY

Form N-4 Item No.                       Location in Statement of Additional
                                        Information

15.  Cover Page                         Cover Page

16.  Table of Contents                  Cover Page

17.  General Information and History    Part 1 - National Integrity and
                                        Custodian

18.  Services                           Part 1 - National Integrity and
                                        Custodian

19.  Purchase of Securities Being       Part 2 - Distribution of the Contracts
     Offered

20.  Underwriters                       Part 2 - Distribution of the Contracts

21.  Calculation of Performance Data    Part 3 - Performance Information

22.  Annuity Payments                   Part 4 - Determination of Annuity Unit
                                        Values

23.  Financial Statements               Part 5 - Financial Statements

                                      PROSPECTUS
                                 IQ THE SMARTANNUITY
                          FLEXIBLE PREMIUM VARIABLE ANNUITY
                 issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by National Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (CONTRACTS) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Contributions under the contracts may be allocated to the various investment divisions of our Separate Account I (VARIABLE ACCOUNT OPTIONS, or individually, OPTION) or to our Guaranteed Rate Options (GROS), or both.

Contributions to the Variable Account Options are invested in shares of corresponding portfolios of the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II), and Variable Insurance Products Fund III (VIP III)(the FUNDS or FUND).The Funds are part of the Fidelity Investments-Registered Trademark- group of companies. The values allocated to the Options reflect the investment performance of the Funds' portfolios. The prospectus for the Funds describes the investment objectives, policies and risks of each of the Funds' portfolios. There are thirteen Variable Account Options, which invest in the following portfolios:

           -  VIP Money Market Portfolio          -  VIP II Investment Grade Bond Portfolio
           -  VIP High Income Portfolio           -  VIP II Asset Manager Portfolio
           -  VIP Equity-Income Portfolio         -  VIP II Index 500 Portfolio
           -  VIP Growth Portfolio                -  VIP II Contrafund Portfolio
           -  VIP Overseas Portfolio              -  VIP II Asset Manager: Growth Portfolio
           -  VIP III Balanced Portfolio          -  VIP III Growth Opportunities Portfolio
           -  VIP III Growth & Income Portfolio


Your allocation to a GRO accumulates at a fixed interest rate we declare at the beginning of the duration you select. A market value adjustment (MARKET VALUE ADJUSTMENT) will be made for withdrawals, surrenders, transfers and certain other transactions before the expiration of your GRO Account, but your value under a GRO Account may not be decreased below an amount equal to your allocation plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE), less previous withdrawals.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus is not valid unless provided with the current prospectus for the Funds, which you should also read.

For further information and assistance, you should contact our Administrative Office at National Integrity Life Insurance Company, 200 Park Avenue, 20th Floor, New York, New York 10166. You may also call the following toll-free number: 1-800-433-1778.

A registration statement relating to the contracts, which includes a Statement of Additional Information (SAI) dated May 1, 1998, has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

The date of this Prospectus is May 1, 1998.

                                  TABLE OF CONTENTS
PART 1 - SUMMARY                                                          PAGE
Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . . .  1
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . . .  1
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
Your Investment Options. . . . . . . . . . . . . . . . . . . . . . . . . .  1
Variable Account Options . . . . . . . . . . . . . . . . . . . . . . . . .  2
Account Value, Adjusted Account Value and Cash Value . . . . . . . . . . .  2
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . . .  3
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . . .  4
Financial Information. . . . . . . . . . . . . . . . . . . . . . . . . . .  6

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company. . . . . . . . . . . . . . . . .  7
The Separate Account and the Variable Account Options. . . . . . . . . . .  8
Assets of Our Separate Account . . . . . . . . . . . . . . . . . . . . . .  8
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . . .  8

PART 3 - YOUR INVESTMENT OPTIONS


The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   The Funds' Investment Adviser . . . . . . . . . . . . . . . . . . . . .  9
   Investment Objectives of the Portfolios . . . . . . . . . . . . . . . . 10
   Guaranteed Rate Options . . . . . . . . . . . . . . . . . . . . . . . . 12
      Renewals of GRO Accounts . . . . . . . . . . . . . . . . . . . . . . 13
      Market Value Adjustments . . . . . . . . . . . . . . . . . . . . . . 13


PART 4 - DEDUCTIONS AND CHARGES


Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . . . 14
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . . . 15
Reduction or Elimination of Separate Account or Administrative Charges . . 15
Fund Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . . . 15
Reduction or Elimination of the Contingent Withdrawal Charge . . . . . . . 15
Transfer Charge. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16


PART 5 - TERMS OF YOUR VARIABLE ANNUITY


Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . . . 16
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
Your Purchase of Units in Our Separate Account . . . . . . . . . . . . . . 17
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . . . 17
Transfers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . . . 19



                                                                          PAGE


Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
How You Make Requests and Give Instructions. . . . . . . . . . . . . . . . 21


PART 6 - VOTING RIGHTS



Fund Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . . . . 21
How Fund Shares Are Voted. . . . . . . . . . . . . . . . . . . . . . . . . 22
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . . 22



PART 7 - TAX ASPECTS OF THE CONTRACTS




Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . . . 22
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . . . 23
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . . . 24
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . . . 24
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . . 24
   Traditional Individual Retirement Annuities . . . . . . . . . . . . . . 25
   Roth Individual Retirement Annuities. . . . . . . . . . . . . . . . . . 25
   SIMPLE Individual Retirement Annuities. . . . . . . . . . . . . . . . . 25
Simplified Employee Pensions . . . . . . . . . . . . . . . . . . . . . . . 25
   Corporate and Self-Employed (H.R. 10 and Keogh) Pension
     and Profit Sharing Plans. . . . . . . . . . . . . . . . . . . . . . . 25
   Deferred Compensation Plans of State and Local Governments and
     Tax-Exempt Organizations. . . . . . . . . . . . . . . . . . . . . . . 26
Distributions Under Tax-Favored Retirement Programs. . . . . . . . . . . . 26
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . . 27
Impact of Taxes to National Integrity. . . . . . . . . . . . . . . . . . . 27
Transfers Among Investment Options . . . . . . . . . . . . . . . . . . . . 27


PART 8 - ADDITIONAL INFORMATION


Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . 27
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . . . . 28
Dollar Cost Averaging. . . . . . . . . . . . . . . . . . . . . . . . . . . 28
Customized Asset Rebalancing . . . . . . . . . . . . . . . . . . . . . . . 28
Callan Asset Allocation and Rebalancing Program. . . . . . . . . . . . . . 29
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . 35



Appendix A  -  Illustration of a Market Value Adjustment . . . . . . . . . 36

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS

Part 1 - National Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Annuity Unit Values
Part 5 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
200 Park Avenue, 20th Floor
New York, New York 10166
ATTN: Request for SAI of Separate Account I (IQ)

Name:
      ---------------------------------------------------------------------
Address:
        -------------------------------------------------------------------

City:                                 State:          Zip:
      -------------------------------        -------      -----------------

PART 1 -- SUMMARY

YOUR VARIABLE ANNUITY CONTRACT


In this prospectus, "WE", "OUR" and "US" mean National Integrity Life Insurance Company (NATIONAL INTEGRITY), a subsidiary of Integrity Life Insurance Company (INTEGRITY) and an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.



You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, "YOU" and "YOUR" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the contract rights are shared with the Owner. Contract changes or any transactions allowed under the contract require both signatures. The rules governing distribution at death apply when the first Owner dies. See Section 7, "DISTRIBUTION-AT-DEATH RULES."


Your retirement or endowment date (RETIREMENT DATE) will be no later than your 90th birthday or earlier, if required by law, unless you notify us of a different date.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Part 5.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Part 7, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Part 7, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may allocate contributions to the Variable Account Options or to the GROs, or both. The Variable Account Options and the GROs are together referred to as the INVESTMENT OPTIONS. Contributions may be allocated to up to nine Investment Options at any one time. See "Contributions Under Your Contract" in Part 5. To select Investment Options most suitable for you, see Part 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

The Variable Account Options (also referred to as DIVISIONS) invest in shares of corresponding investment portfolios of the Funds, each a "series" type of mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment objective of each Variable Account Option and its corresponding Portfolio is the same. Your value in a Variable Account Option will vary depending on the performance of the corresponding Portfolio. For a full description of the Funds, see the Funds' prospectus and the Funds' Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

The sum of your values under the GROs plus your values in the Variable Account Options is referred to as the ACCOUNT VALUE. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased (but not below the Minimum Value) by any Market Value Adjustments. Your CASH VALUE is equal to your Adjusted Account Value, and will be reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

TRANSFERS


You may transfer all or portions of your Account Value among the Investment Options, subject to the conditions described under "Transfers" in Part 5. Transfers from any Investment Option must be for at least $250. Transfers may be arranged through our telephone transfer service. See Part 5, "Transfers." Transfers may also be made under special services we offer to dollar cost average or rebalance your investment in the Variable Account Options. See Part 8, "Dollar Cost Averaging," "Customized Asset Rebalancing," and "Callan Asset Allocation and Rebalancing Program."


CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Part 4, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Variable Account Option. See Part 4, "Deductions and Charges."


Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Funds. For providing investment management services to the Portfolios of the Funds, Fidelity Management and Research Company (FIDELITY MANAGEMENT) receives fees from the Portfolios based on the average net assets of each Portfolio. The highest annual rate at which any of the Portfolios paid advisory fees in 1997 was .75% of average net assets. Advisory fees cannot be increased without the consent of Fund shareholders. See "Table of Annual Fees and Expenses" below and "The Funds' Investment Adviser" in
Part 3.


If you frequently transfer funds from one Investment Option to another, certain transfers may become subject to a charge. We will not, however, charge more than $20 per transfer. See "Transfer Charge" in Part 4.

WITHDRAWALS


You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Option in the same ratio the Annuitant's Account Value in each Investment Option bares to the Annuitant's total Account Value. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts." For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment in excess of any free withdrawal amount (as defined below), so that the net amount you receive will be the amount requested.


The FREE WITHDRAWAL AMOUNT is a non-cumulative amount which you may take as a partial withdrawal each contract year without your GRO Account being subject to any Market Value Adjustment. It is equal to 10% of the Account Value, minus cumulative prior withdrawals in the current contract year. However, as explained above, a tax penalty still applies if you are under age 59-1/2.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Variable Account Option from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you. For allocations to GROs, we will refund to you the amount of your contributions.


TABLE OF ANNUAL FEES AND EXPENSES

Contract Owner Transaction Expenses
-----------------------------------
   Sales Load on Purchases . . . . . . . . . . . . . . . . . . . . . . . .   $0
   Exchange Fee (1). . . . . . . . . . . . . . . . . . . . . . . . . . . .   $0
   Annual Administrative Charge (2). . . . . . . . . . . . . . . . . . . .  $30

Separate Account Annual Expenses (as a
percentage of average account value) (3)
----------------------------------------

   Mortality and Expense Risk Fees . . . . . . . . . . . . . . . . . . . . 1.20%
   Administrative Expenses . . . . . . . . . . . . . . . . . . . . . . . .  .15%
                                                                           -----
   Total Separate Account Annual Expenses. . . . . . . . . . . . . . . . . 1.35%
                                                                           -----
                                                                           -----

Fund Annual Expenses After Reimbursement
(as a percentage of average net assets) (4)
-------------------------------------------




                                     Management
Other        Total Annual
Portfolio                               Fees      Expenses  Expenses
---------                               ----      --------  --------
VIP Money Market. . . . . . . . . .     .21%       .10%      .31%
VIP High Income . . . . . . . . . .     .59%       .12%      .71%(5)
VIP Equity-Income . . . . . . . . .     .50%       .08%      .58%
VIP Growth. . . . . . . . . . . . .     .60%       .09%      .69%
VIP Overseas. . . . . . . . . . . .     .75%       .17%      .92%
VIP II Investment Grade Bond. . . .     .44%       .14%      .58%
VIP II Asset Manager. . . . . . . .     .55%       .10%      .65%(5)(6)
VIP II Index 500. . . . . . . . . .     .24%       . 4%      .28%(6)
VIP II Contrafund . . . . . . . . .     .60%       .11%      .71%(5)
VIP II Asset Manager: Growth. . . .     .60%       .17%      .77%(5)(6)
VIP III Balanced. . . . . . . . . .     .45%       .16%      .61%(5)
VIP III Growth Opportunities. . . .     .60%       .14%      .74%(5)
VIP III Growth & Income . . . . . .     .49%       .21%      .70%(5)(7)






-------------------------
(1) After the first twelve transfers during a contract year, Integrity has the right to impose a transfer charge of $20 per transfer. This charge would not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part 4.

(2) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Deductions and Charges - Annual Administrative Charge" in
Part 4.

(3)  See "Deductions and Charges - Separate Account Charges" in Part 4.

(4)  In the Funds' prospectus, see "Management, Distribution and Service Fees."

(5) A portion of the brokerage commissions that certain funds pay was used to reduce funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been .57% for VIP Equity-Income Portfolio, .67% for VIP Growth Portfolio, .90% for VIP Overseas Portfolio, .64% for VIP II Asset Manager Portfolio, .68% for VIP II Contrafund Portfolio, .76% for VIP II Asset Manager: Growth Portfolio, and .73% for VIP III Growth Opportunities Portfolio, and .60% for VIP III Balanced Portfolio.

(6) The investment adviser agreed to reimburse a portion of VIP II Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13%, and .40%, respectively.

(7)  Annualized

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $40,000 average contract value and a 5% annual rate of return on assets.

EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                            1 year   3 years  5 years  10 years
---------                            ------   -------  -------  --------

VIP Money Market. . . . . . . . .   $17.66    $54.61   $ 93.86   $203.09
VIP High Income . . . . . . . . .   $21.86    $67.34   $115.29   $246.89
VIP Equity-Income . . . . . . . .   $20.53    $63.32   $108.53   $233.20
VIP Growth. . . . . . . . . . . .   $21.65    $66.72   $114.25   $244.80
VIP Overseas. . . . . . . . . . .   $24.11    $74.13   $126.63   $269.66
VIP II Investment Grade Bond. . .   $20.53    $63.32   $108.53   $233.20
VIP II Asset Manager. . . . . . .   $22.17    $68.27   $116.84   $250.03
VIP II Index 500. . . . . . . . .   $17.45    $53.98   $ 92.81   $200.91
VIP II Contrafund . . . . . . . .   $22.17    $68.27   $116.84   $250.03
VIP II Asset Manager: Growth. . .   $23.50    $72.28   $123.55   $263.50
VIP III Balanced. . . . . . . . .   $21.96    $67.65   $115.81   $247.94
VIP III Growth Opportunities. . .   $22.47    $69.19   $118.39   $253.15
VIP III Growth & Income . . . . .   $21.76    $67.03   $114.77   $245.84

EXPENSES PER $1,000 INVESTMENT IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

Same expenses per $1,000 investment as shown in table immediately above.

EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY AT THE END OF THE APPLICABLE PERIOD:

       Same expenses per $1,000 investment as shown in table immediately above.

These examples assume a continuation of the fixed charges that are borne by the Separate Account and of the investment advisory fees and other expenses of the Funds as they were for the year ended December 31, 1996, except for VIP III Growth & Income Portfolio, which were based on estimated current expenses. ACTUAL FUND EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $40,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of the Separate Account as well as those of the Portfolios. Premium taxes upon annuitization also may be applicable.
FINANCIAL INFORMATION

The table below shows the unit value for each Variable Account Option at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the end of each period. The unit value at the beginning of each period is the unit value as of the end of the previous period.

                          UNIT VALUES AND UNITS OUTSTANDING


                        MONEY         HIGH     EQUITY-                          INVESTMENT
                       MARKET       INCOME      INCOME     GROWTH    OVERSEAS   GRADE BOND
                     DIVISION     DIVISION    DIVISION   DIVISION    DIVISION     DIVISION
                     --------     --------    --------   --------    --------     --------

Date of Inception      $10.00       $10.00      $10.00     $10.00      $10.00       $10.00
December 31, 1987           -            -           -          -           -            -
  Number of Units           -            -           -          -           -            -
December 31, 1988           -            -           -          -       $9.79       $10.05
  Number of Units           -            -           -          -       1,646        1,287
December 31, 1989           -            -      $10.99     $11.13      $12.08       $11.48
  Number of Units           -            -      12,808         91       1,646        1,286
December 31, 1990      $10.17            -       $9.54     $11.76      $11.13       $12.06
  Number of Units       2,001            -      10,281         90       1,697        1,283
December 31, 1991      $10.64            -      $13.63     $19.12      $13.63       $12.25
  Number of Units       3,961            -      12,059        927       2,789            -
December 31, 1992      $10.90            -      $15.72     $20.62      $12.01       $13.44
  Number of Units       2,744            -      32,842     30,140       3,816        5,995
December 31, 1993      $11.10       $11.22      $18.33     $24.29      $16.25       $14.72
  Number of Units     109,685      120,243     192,745    136,418      97,667       52,787
December 31, 1994      $11.42       $10.90      $19.37     $23.95      $16.31       $13.98
  Number of Units     782,370      512,098     503,403    372,307     432,518       97,548
December 31, 1995      $11.93       $12.97      $25.81     $31.99      $17.65       $16.18
  Number of Units   1,692,564    1,131,907   1,316,163    657,586     426,045      264,608
December 31, 1996      $12.40       $14.58      $29.09     $36.19      $19.71       $16.47
  Number of Units   1,453,359    1,605,055   1,895,597    942,118     596,757      340,273
December 31, 1997      $12.90       $16.93      $36.77     $44.09      $21.69       $17.72
  Number of Units   1,407,666    2,108,548   2,245,172  1,026,856     703,364      403,402




*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

                          UNIT VALUES AND UNITS OUTSTANDING




                                                                Asset
                            Asset        Index    Contra-     Manager                 Growth         Growth
                          Manager          500       fund      Growth   Balanced      Income  Opportunities
                         Division     Division   Division    Division   Division    Division       Division
                         --------     --------   --------    --------   --------    --------       --------

     Date of Inception     $10.00       $10.00     $10.00      $10.00     $10.00      $10.00         $10.00
     December 31, 1987      $7.92            -          -           -          -           -              -
       Number of Units     15,626            -          -           -          -           -              -
     December 31, 1988      $8.89            -          -           -          -           -              -
       Number of Units     23,806            -          -           -          -           -              -
     December 31, 1989     $11.05            -          -           -          -           -              -
       Number of Units     26,296            -          -           -          -           -              -
     December 31, 1990     $10.90            -          -           -          -           -              -
       Number of Units     33,770            -          -           -          -           -              -
     December 31, 1991     $13.45            -          -           -          -           -              -
       Number of Units     28,066            -          -           -          -           -              -
     December 31, 1992     $14.85            -          -           -          -           -              -
       Number of Units     57,934            -          -           -          -           -              -
     December 31, 1993     $17.73       $10.65          -           -          -           -              -
       Number of Units    744,402       16,821          -           -          -           -              -
     December 31, 1994     $16.43       $10.62          -           -          -           -              -
       Number of Units  1,706,592       99,982          -           -          -           -              -
     December 31, 1995     $18.95       $14.37     $13.31      $12.02          -           -              -
       Number of Units  1,460,833      293,436    954,037      85,146          -           -              -
     December 31, 1996     $21.42       $17.41     $15.92      $14.22          -           -              -
       Number of Units  1,351,936      738,488  1,865,749     282,677          -           -              -
     December 31, 1997     $25.50       $22.79     $19.50      $17.55     $11.36      $12.19         $11.99
       Number of Units  1,277,528   1,458,2803  2,463,777     447,420    175,229     321,915        320,952




*Inception dates for the VIP High Income Option and the VIP II Index 500 Option were February 19, 1993 and March 4, 1993, respectively. The inception date for the VIP III Balanced Option, VIP III Growth Opportunities Option, and VIP III Growth & Income Option was December 31, 1996. The Inception date for the VIP II Contrafund Option and the VIP II Asset Manager: Growth Option was February 6, 1995. Inception dates for the remaining Options all were in the third quarter of 1987. Prior to September 3, 1991, the Variable Account Options invested in shares of corresponding portfolios of Prism Investment Trust, and the VIP Money Market, VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Investment Grade Bond and VIP II Asset Manager Options were known as the Money Market, Common Stock, Aggressive Stock, Global, Bond and Balanced Options, respectively.

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our home office is located in New York, New York. We are authorized to sell life insurance and annuities in eight states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with an underlying investment medium other than the Funds, and fixed single premium annuity contracts. We are currently licensed to sell variable contracts in five states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

National Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1997, ARM had $6.9 billion of assets under management.

National Integrity is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which National Integrity's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on National Integrity's core business operations. While National Integrity believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which National Integrity's operations rely will be converted on a timely basis and will not have a material effect on National Integrity.


THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account is established and maintained under the insurance laws of the State of New York. It is a unit investment trust registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940 ACT). A unit investment trust is a type of investment company. SEC registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio of the Funds. We may establish additional Options, some of which may not be available for your allocations. The Variable Account Options currently available to you are listed on the cover page of this prospectus. Prior to September 3, 1991, the Portfolios then offered invested in shares of corresponding portfolios of Prism Investment Trust.

ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in the Separate Account in proportion to the amounts relating to their contracts. The Separate Account's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may permit charges owed to us to stay in the Separate Account, and thus may participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (GENERAL ACCOUNT).

CHANGES IN HOW WE OPERATE

We may modify how we or our Separate Account operate, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the underlying investments of a Variable Account Option. WE MAY:

 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 - register or end the registration of the Separate Account under the 1940 Act;
 - operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Account;
 - cause one or more Options to invest in a mutual fund other than or in addition to the Funds;
 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE FUNDS

Each of the Funds is an open-end diversified management investment company registered under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Funds. The Funds are each a "series" type of investment company with diversified portfolios. The Funds do not impose a sales charge or "load" for buying and selling their shares. The shares of the Portfolios of the Funds are bought and sold by the Separate Account at their respective net asset values.

The Funds are designed to serve as investment vehicle for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios of the Funds currently are available to the separate accounts of a number of insurance companies, both affiliated and unaffiliated with Fidelity Management or National Integrity. The Board of Trustees of each of the Funds is responsible for monitoring the Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Fund's response to any of those events insufficiently protects our contract owners, we will see to it that appropriate and available action is taken to protect our contract owners. See "The Fund and the Fidelity Organization" in the Funds' prospectus for a further discussion of the risks associated with the offering of Fund shares to our Separate Account and the separate accounts of other insurance companies.

Shares of Portfolios of the Funds are made available to the Separate Account under three essentially identical Participation Agreements (PARTICIPATION AGREEMENT OR AGREEMENTS). The Participation Agreements are among the applicable Fund, Fidelity Distributors Corporation which is the principal underwriter for shares of the Funds (DISTRIBUTOR), and National Integrity. If state or federal law precludes the sale of the Funds' or any Portfolio's shares to the Separate Account, or in certain other circumstances, sales of shares to the Separate Account may be suspended and/or the Participation Agreements may be terminated as to the Funds or the affected Portfolio. Also, the Participation Agreements may be terminated by any party thereto with one year's written notice.

Notwithstanding termination of the Participation Agreement, the Fund and the Distributor are obligated to continue to make the Funds' shares available for contracts outstanding on the date the Participation Agreement terminates, unless the Participation Agreement was terminated due to an irreconcilable conflict among contractowners of different separate accounts. If for any reason the shares of any Portfolio are no longer available for purchase by the Separate Account for outstanding contracts, the parties to the Participation Agreements have agreed to cooperate to comply with the 1940 Act in arranging for the substitution of another funding medium as soon as reasonably practicable and without disruption of sales of shares to the Separate Account or any Variable Account Option.

THE FUNDS' INVESTMENT ADVISER. Fidelity Management & Research Company (FIDELITY MANAGEMENT), a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment adviser to each Fund. Fidelity Management, whose principal address is 82 Devonshire Street, Boston, Massachusetts, is a wholly owned subsidiary of FMR Corp. and is part of Fidelity Investments-Registered Trademark-, one of the largest investment management organizations in the United States. Fidelity Investments-Registered Trademark-includes a number of different companies, which provide a variety of financial services and products to individuals and corporations.

Fidelity Management provides investment research and portfolio management services to mutual funds and other clients. At December 31, 1996, Fidelity Management advised funds having more than 23 million shareholder accounts with a total value of more than $354 billion. For certain of the Portfolios, Fidelity Management has entered into sub-advisory agreements with affiliated companies that are part of the Fidelity Investments-Registered Trademark- organization. Fidelity Management, not the Portfolios, pays the sub-advisers for their services to the Portfolios.

The Portfolios of the Funds pay monthly advisory fees to Fidelity Management. The advisory fee payable by each of the Portfolios, other than the VIP Money Market Portfolio and the VIP II Index 500 Portfolio, is composed of a group fee rate and an individual fund fee rate. The group fee rate is based on the average monthly net assets of all mutual funds advised by Fidelity Management.


The VIP Money Market Portfolio's advisory fee is made up of three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.

Pursuant to approval of shareholders of VIP II Index 500 at a shareholder meeting held on November 19, 1997, effective December 1, 1997 Bankers Trust Company ("BT") has been appointed as the fund's sub-adviser. BT chooses the fund's investments and acts as the fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Bankers Trust New York Corporation.


Index 500's management fees are paid out of the fund's assets to Fidelity Management and BT. The fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder account statements and financial reports. Management and sub-advisory fees are calculated and paid every month to Fidelity Management and BT, respectively. The fund pays the fees at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to Fidelity Management, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending). For investment management, securities lending and custodial services to the fund, Fidelity Management pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund. FMR has voluntarily agreed, subject to revision or termination, to reimburse the fund if and to the extent that its aggregate operating expenses, including management fees (but excluding sub-advisory fees associated with securities lending, interest taxes, brokerage commissions, and extraordinary expenses), are in excess of an annual rate of 0.28% of the average net assets of the fund.




INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Set forth below is a summary of the investment objectives of the Portfolios of the Funds. There can be no assurance that these objectives will be achieved. YOU SHOULD READ THE FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

                              VIP MONEY MARKET PORTFOLIO

VIP Money Market Portfolio seeks to earn a high level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

                              VIP HIGH INCOME PORTFOLIO

VIP High Income Portfolio seeks a high current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities. In view of the types of securities in which this Portfolio invests, you should read the complete risk disclosure for this Portfolio in the Funds' prospectus before investing in it.

                             VIP EQUITY-INCOME PORTFOLIO


VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. The Portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.


                                 VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

                                VIP OVERSEAS PORTFOLIO

VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

                        VIP II INVESTMENT GRADE BOND PORTFOLIO

VIP II Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                            VIP II ASSET MANAGER PORTFOLIO

VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market instruments.

                              VIP II INDEX 500 PORTFOLIO

VIP II Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

                             VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio is a growth fund which seeks to increase the value of your investment over the long term by investing in equity securities of companies that are undervalued or out of favor. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. VIP II Contrafund Portfolio invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

                        VIP II ASSET MANAGER: GROWTH PORTFOLIO

VIP II Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:


                               Range        Neutral Mix
                             ---------      -----------
         Stock Class          50-100%              70%
         Bond Class             0-50%              25%
         Short-Term/
         Money Market Class     0-50%               5%


                        VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. Although the Portfolio invests in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth.


                              VIP III BALANCED PORTFOLIO

VIP III Balanced Portfolio seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

                          VIP III GROWTH & INCOME PORTFOLIO


VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.


GUARANTEED RATE OPTION

BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO GROs HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT"), NOR UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). THUS, NEITHER SUCH CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROs OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROs OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

We offer GROs with durations of three, five, seven and ten years. We may from time to time change the durations available. Each allocation to a GRO locks in a fixed effective annual interest rate declared by us (GUARANTEED INTEREST RATE) for the duration you select (your GRO ACCOUNT). The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account at the then-current Guaranteed Interest Rate declared by us. We will not declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you have not transferred or withdrawn any amounts, will be the amount allocated plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate. We allocate interest at the end of each contract year and at the time of any transfer, full or partial withdrawal, payment of a death benefit or purchase of any annuity benefit.

We may declare a higher rate of interest in the first year for any Contribution allocated to a GRO which will exceed the Guaranteed Interest Rate credited during the remaining years of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We reserve the right to declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE MADE APPLICABLE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO, (i.e. all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO.)

You may obtain information about our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROs MAY NOT BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, a new GRO Account of the same duration, at the then-current Guaranteed Interest Rate, will be established unless you withdraw your GRO Value or transfer it to another Investment Option. We will notify you in writing before the expiration of your GRO Accounts. You must notify us prior to the expiration of your GRO Accounts of any changes you desire to make. See "Transfers" in Part 5.

Any renewal of a GRO Account will be implemented on the expiration date of the GRO Account. You will receive the current Guaranteed Interest Rate applicable on the expiration date. If a GRO Account expires and it cannot be renewed for the same duration, it will be renewed for the next shortest available duration, unless you instruct us otherwise within 30 days prior to expiration of the GRO Account. You may not choose, and we will not renew a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, in your GRO Value prior to the expiration of your GRO Account. A Market Value Adjustment will be made for each transfer, partial withdrawal in excess of the free withdrawal amount, surrender, or purchase of an annuity benefit from a GRO Account that occurs other than within 30 days prior to the expiration of the GRO Account. There will be no Market Value Adjustment made for a death benefit. The market adjusted value may be higher or lower than the GRO Value. In no event, however, may the market adjusted value in each GRO Account be less than the Minimum Value, an amount equal to your allocation to such GRO Account plus 3% interest, compounded annually, less previous withdrawals from such GRO Account. The Minimum Value for partial withdrawals or transfers will be calculated on a pro-rata basis. Withdrawal charges and the administrative expense charge may invade principal.

The Market Value Adjustment applicable to a GRO Account prior to its expiration reflects the relationship between the Guaranteed Interest Rate for such GRO Account and the then-current Guaranteed Interest Rate applicable to a newly elected GRO Account of a duration equal to the time remaining in your GRO Account. The Market Value Adjustment will reduce the GRO Value (but not below the Minimum Value) if the current Guaranteed Interest Rate is higher than the Guaranteed Interest Rate being credited to amounts under your GRO Account. Conversely, the Market Value Adjustment will increase the GRO Value if the current Guaranteed Interest Rate is lower than the Guaranteed Interest Rate being credited to amounts under your GRO Account.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                N/12                  N/12
     MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

     A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

     B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if such remaining period is not equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by interpolating between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above.

     N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with applicable state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, interpolating when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix A.

PART 4 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

National Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Variable Account Option is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse National Integrity for expenses actually incurred, without profit.

A daily charge equal to an effective annual rate of 1.20% of the value of each Variable Account Option is deducted for National Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk National Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require National Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Variable Account Options may not be increased on your Contract.

National Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE


If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, National Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value in each Investment Option on a pro-rata basis. The portion of the charge applicable to the Variable Account Options will reduce the number of units credited to you. The portion of the charge applicable to GROs is withdrawn in dollars. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year. The annual administrative charge is waived for employees of National Integrity or Integrity Life Insurance Company (INTEGRITY), the parent of National Integrity, who purchase contracts under the salary allotment program of either company.


REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES


The separate account or administrative charges may be reduced or eliminated when contract sales are made to individuals or to a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction will be based on: (1) the size and type of the group of individuals to whom the contract is offered; and/or (2) the amount of expected contributions. Any reduction or elimination of the separate account or administrative charges will not unlawfully discriminate against any person.


FUND CHARGES

Our Separate Account purchases shares of the Funds at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Funds. The amount charged for investment management may not be increased without the prior approval of the Funds' respective shareholders. See "The Funds" in Part 3.

STATE PREMIUM TAX DEDUCTION

National Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Investment Options, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, National Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We may reduce or eliminate the contingent withdrawal charge when sales of the contracts are made to individuals or a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction in the contingent withdrawal charge will be based on the following: (1) the size and type of the group of individuals to whom the contract is offered; (2) the amount of expected contributions; and/or (3) whether there is a prior or existing relationship with Integrity, such as being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts issued by Integrity, or making transfers of amounts held under qualified plans sponsored by Integrity or an affiliate. Any reduction or elimination of the contingent withdrawal charge will not unlawfully discriminate against any person.

TRANSFER CHARGE


No charge is made for your first twelve transfers (excluding dollar cost averaging and Customized Asset Rebalancing transfers) among the Variable Account Options or the GROs during a contract year. We are, however, permitted to charge up to $20 for each additional transfer during that contract year. (No transfer charge will apply to transfers under our (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) the Callan Asset Allocation and Rebalancing Program, nor will such transfers count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.) See "Transfers" in Part 5. Transfers from a GRO may be subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3.


TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.


PART 5 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Special Rules for Tax-Favored Retirement Programs" in Part 7.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options selected by you and are used to pay annuity and death benefits.

Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, provided that at any time you may have amounts in not more than nine Investment Options. For purposes of calculating the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When it is received by the Administrative Office, the change will be effective for any contribution which accompanies it and for all future contributions. We will accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. For contributions allocated to the Variable Account Options, there are no guaranteed values. The value of your contributions allocated to GROs is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3.

YOUR PURCHASE OF UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option. The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated after the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units fluctuates with the investment performance of the corresponding Portfolios of the Funds which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Funds' expenses. The unit values also change because of deductions and charges we make to our Separate Account. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

The unit value of each Variable Account Option for any day on which we determine unit values is equal to the unit value for the last day on which a unit value was determined multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

  - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Funds.

  - Next, we add any dividends or capital gains distributions by the Fund on that day.

  - Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

  - Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a unit value was determined (after giving effect to any transactions on that day).

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Fund, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's then current transfer restrictions. Transfers to a GRO must be to a newly elected GRO (i.e. to a GRO that you have not elected before) at the then-current Guaranteed Interest Rate, unless National Integrity otherwise consents. Transfers from a GRO other than within 30 days prior to the expiration date of a GRO Account are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. For amounts in GROs, transfers will be made according to the order in which monies were originally allocated to any GRO.


The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. After twelve transfers have been made by you during a contract year, a charge of up to $20 may apply to each additional transfer during that contract year, except that no charge will be made for transfers under our Dollar Cost Averaging or Customized Asset Rebalancing programs, or the Callan Asset Allocation and Rebalancing Program described in Part 8. Once annuity payments begin, transfers are no longer permitted.


Written transfer requests must be sent directly to the Administrative Office. Each Annuitant's request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service provided you have established a Personal Identification Number (PIN CODE). We will honor telephone transfer instructions from any person who provides correct identifying information, and we are not responsible in the event of a fraudulent telephone transfer which is believed to be genuine in accordance with these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request will be effective as of the Business Day it is received by our Administrative Office. A transfer request does not change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we are open for business. You will receive the Variable Account Options' unit values as of the close of business on the day you call. Accordingly, transfer requests received after 4:00 p.m. Eastern Time ( or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS


You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Unless specifically instructed otherwise, National Integrity will make withdrawals (including any applicable charges) from the Investment Option in the same ratio the Annuitant's Account Value in each Investment Option bares to the Annuitant's total Account Value. Withdrawals from your GRO Account in excess of the free withdrawal amount will be adjusted for any applicable Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Part 7, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.


ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Part 7, "Tax Aspects of the Contracts." National Integrity will not be bound by an assignment unless it is in writing and we have received it at the Administrative Office.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We will pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the Contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day on which we receive due proof of death. Similarly, if the Contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day on which we receive due proof of death.

For Contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the Contract's 10th anniversary date, if later) before annuity payments have started, the death benefit is the highest of:

     a) the contract account value at the end of the business day on which we receive due proof of death;
     b)   the total of all contributions; and
     c) the highest contract account value on any contract anniversary which occurred prior to the Annuitant's 81st birthday and prior to the Annuitant's death, plus any subsequent contributions;

each reduced on a pro rata basis for prior withdrawals (after being adjusted for any applicable market value adjustments and/or charges). The amount of the reduction will be determined by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current guaranteed minimum death benefit.

Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.


The death benefit described above becomes retroactive to all contracts issued on or after January 1, 1997.


ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 90th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Adjusted Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Separate Account Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Investment Options will remain invested in such options and amounts remaining in Variable Account Options will continue to be subject to the investment risks associated with those Options. However, your Retirement Date cannot be extended beyond your 90th birthday or earlier, if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If National Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Separate Account Divisions through the purchase of annuity units. The Variable Account Option or Options selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Variable Account Option or Options selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Variable Account Options, or apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in the Separate Account. National Integrity can defer payment of your GROs for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.


PART 6 - VOTING RIGHTS

FUND VOTING RIGHTS

National Integrity is the legal owner of the shares of the Funds held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Funds' Board of Directors, to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We will send you Fund proxy materials and a form for giving us voting instructions.

If we do not receive instructions in time from all Owners, we will vote shares in a Portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain Qualified Plans, your voting instructions must be communicated to us indirectly, through your employer, but we are not responsible for any failure by your employer to solicit your instructions or to communicate your instructions to us. We will vote any Fund shares that we are entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportions that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Funds in our own right or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You may participate in voting only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Fund shares in each Variable Account Option that are attributable to your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Funds' Board for the Funds' shareholders' meeting. The record date for this purpose must be no more than 60 days before the meeting of the Funds. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW FUND SHARES ARE VOTED

All Fund shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) which require collective approval. On matters on which the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. To the extent shares of the Funds are sold to separate accounts of other insurance companies, the shares voted by such companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its Owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

PART 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other tax laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY


Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan:
Finally, the individual (or employer) may purchase the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).


This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY


Section 72 of the Internal Revenue Code of 1986, as amended (the CODE), governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.


Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion Ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies National Integrity of that election.


The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; (4) attributable to the taxpayer becoming disabled within the meaning of Code
Section 72(m)(7); (5) from certain qualified plans (note, however, other penalties may apply); (6) under a qualified funding asset (as defined in Section 130(d) of the Code); (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; (8) under an immediate annuity as defined in Code Section 72(u)(4); or (9) purchase of a first home (distribution up to $10,000, applicable to IRAs only).



However, the withdrawal provisions of your contract still apply. See "Withdrawals" in Section 5.


All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.






DIVERSIFICATION STANDARDS

Each Portfolio of the Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Funds monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX-FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract which apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES


Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may commence. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.



SIMPLE INDIVIDUAL RETIREMENT ANNUITIES



Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.


SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.


DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS


Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.


The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.


Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408 or a Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional
IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

FEDERAL AND STATE INCOME TAX WITHHOLDING


When required, Integrity will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. The withholding rate applicable to eligible rollover distributions is 20% unless such distribution is paid directly to an eligible retirement plan.


Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES TO NATIONAL INTEGRITY

The contracts provide that National Integrity may charge the Separate Account for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.


PART 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended.

Amounts withdrawn by you under the systematic withdrawal program may be within the free withdrawal amount in which case a Market Value Adjustment will not be made from your GRO Account. AMOUNTS WITHDRAWN FROM YOUR GRO ACCOUNT UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A

MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer the Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals from your contract prior to your reaching age 59-1/2. Income Plus Withdrawals are exempt from the 10% penalty tax, normally applicable to early distributions made prior to age 59-1/2. See "Taxation of Annuities Generally," in Section 7. Once distributions begin they should not be changed or stopped until the later of age 59-1/2 or five years from the date of the first distribution. If you change or stop the distribution or take an additional withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under the Income Plus Program and for any interest thereon.

The Income Plus Withdrawal Program may be elected at any time if you are below age 59-1/2. You can elect this option by submitting the proper election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We will calculate the amount of the distribution under a method selected by you. The minimum Income Plus Withdrawal currently is $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.


To enroll under our Income Plus Withdrawal Program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one Business Day after our receipt of the form. You or we may terminate your participation in the program upon seven Business Days prior written notice, and we may terminate or amend the Income Plus Program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended. This program is not available in concert with the Systematic Withdrawal Program, Dollar Cost Averaging or Asset Allocation and Rebalancing Program.


Amounts withdrawn by you under the Income Plus Withdrawal Program may be within the free withdrawal amount in which case neither a contingent withdrawal charge nor a Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which allocations to the VIP Money Market Option are automatically transferred on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must specify a dollar amount to be transferred into each Variable Account Option, and the current minimum transfer to each Option is $250. No transfer charge will apply to transfers under our dollar cost averaging program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.

To enroll under our dollar cost averaging program, you must deliver the appropriate administrative form to our Administrative Office. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the dollar cost averaging program at any time. If you do not have sufficient funds in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.


CUSTOMIZED ASSET REBALANCING



We offer an Customized Asset Rebalancing program whereby you can select the frequency for rebalancing. Frequencies available include rebalancing monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among such Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. No transfer charge will apply to transfers under our Customized Asset Rebalancing program, and such transfers will not count towards the twelve transfers you may make in a contract year before we may impose a transfer charge.



Fixed Accounts are not eligible for the Customized Asset Rebalancing program.



To enroll under our Customized Asset Rebalancing program, you must deliver the appropriate administrative form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the Customized Asset Rebalancing program at any time.


CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM


We offer an Asset Allocation and Rebalancing Program developed in consultation with Callan Associates (MODEL(s)). Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.




You may select one of five proposed Models: Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. Your current contribution allocations will be initially allocated among the Options currently established for each Model. If we change the Model, your account values will be automatically reallocated accordingly unless you have terminated your participation. You and your financial representative also have the option to design a program that is tailored to your specific retirement needs.



If you select this program, then unless you have terminated your participation, your account values will be allocated and your variable portfolios will be rebalanced automatically at least annually and more frequently if so determined by the Asset Allocation & Rebalancing Program. The program automatically applies to all contributions made to your annuity contract while you are still participating. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers under the Asset Allocation and Rebalancing Program, nor will such transfers count toward the twelve transfers you may make in a contract year before we may impose a transfer charge. See "Transfer Charges" in Part 4.



In each investor profile, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO will not be reallocated or rebalanced while participating in a specific investor profile. You may cancel or change the investment profile you have selected at any time. However, the GRO funds, if withdrawn or transferred, may be subject to a market value adjustment (MVA) that may increase or decrease your account value.



To enroll under the Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form (Catalog 1815) found in the back of this prospectus. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work in concert with the Customized Asset Rebalancing program. If, after selecting one of the five models, you initiate a transaction that results in a reallocation outside one of the Models, your participation in the Model program is automatically terminated. You should, therefore, monitor your use of such other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. This program is not available in concert with the Customized Asset Rebalancing program. We reserve the right to terminate or amend this program in whole or in part, or to place restrictions on contributions to the program. This program may not be available in all states.


You may terminate participation in this program upon one day's prior written notice.

1998 GRAND MASTER CONSERVATIVE MODEL



         Asset Class           Allocation                         Mutual Fund                           Fund           Fund
         -----------            to Asset                          -----------                       allocation as  allocation as
                                 Class                                                              a % of Total    a % of the
                                                                                                      Portfolio     asset class
---------------------------------------------------------------------------------------------------------------------------------
Broad Domestic Equity:             15      VIP Fidelity Equity-Income (Large Cap Value)                    5             0
                                           VIP III Fidelity Growth and Income (Large Cap Value)            0             0
                                           VIP III Fidelity Growth Opportunities (Large Cap Blend)         0             0
                                           VIP Fidelity Growth Portfolio                                   4             0

                                           VIP II Fidelity Contrafund                                      4             0
                                           VIP II Fidelity Index 500                                       2             0

Broad International Equity:        0       VIP Fidelity Overseas Portfolio                                 0


Domestic Core Fixed Income:        20      VIP II Fidelity Investment Grade Bond Portfolio                20            100

High Yield Fixed Income:           7       VIP High Income Portfolio                                       7            100

Cash Equivalents:                  10      VIP Money Market Portfolio                                     10            100


Defensive Fixed:                   48      3 Year GROs                                                     0            100
                                           5 Year GROs                                                    48             0
                                           7 Year GROs                                                     0
                                           10 Year GROs                                                    0


Balanced:                                  VIP III Fidelity Balanced

Asset Allocation:                          VIP II Asset Manager
                                           VIP II Asset Manager: Growth



TOTAL:                            100                                                                     100



1998 GRAND MASTER MODERATELY CONSERVATIVE MODEL

        Asset Class          Allocation                              Mutual Fund                                Fund        Fund
        -----------           to Asset                               -----------                             allocation  allocation
                                Class                                                                        as a % of   as a % of
                                                                                                               Total     the asset
                                                                                                             Portfolio     class
------------------------------------------------------------------------------------------------------------------------------------

Broad Domestic Equity:           17       VIP Fidelity Equity-Income (Large Cap Value)                           7           0
                                          VIP III Fidelity Growth and Income (Large Cap Value)                   0           0
                                          VIP III Fidelity Growth Opportunities (Large Cap Blend)                0           0

                                          VIP Fidelity Growth Portfolio                                          3           0
                                          VIP II Fidelity Contrafund                                             5           0
                                          VIP II Fidelity Index 500                                              2           0

Broad International Equity:      10       VIP Fidelity Overseas Portfolio                                        10


Domestic Core Fixed Income:      42       VIP II Fidelity Investment Grade Bond Portfolio                        42         100

High Yield Fixed Income:          6       VIP High Income Portfolio                                              6          100



Cash Equivalents:                 0       VIP Money Market Portfolio                                             0          100

Defensive Fixed:                 25       3 Year GROs                                                            0
                                          5 Year GROs                                                            25          0
                                          7 Year GROs                                                            0
                                          10 Year GROs                                                           0

Balanced:                                 VIP III Fidelity Balanced


Asset Allocation:                         VIP II Asset Manager
                                          VIP II Asset Manager: Growth


TOTAL:                           100                                                                            100


1998 GRAND MASTER MODERATE MODEL



          Asset Class           Allocation                      Mutual Fund                           Fund           Fund
          -----------            to Asset                       -----------                      allocation as   allocation as
                                  Class                                                           a % of Total    a % of the
                                                                                                   Portfolio      asset class
-------------------------------------------------------------------------------------------------------------------------------

Broad Domestic Equity:              28     VIP Fidelity Equity-Income (Large Cap Value)                10              0
                                           VIP III Fidelity Growth and Income (Large Cap Value)        0               0
                                           VIP  III  Fidelity  Growth  Opportunities  (Large Cap       0               0
                                           Blend)
                                           VIP Fidelity Growth Portfolio                               6               0
                                           VIP II Fidelity Contrafund                                  9               0
                                           VIP II Fidelity Index 500                                   3               0

Broad International Equity:         17     VIP Fidelity Overseas Portfolio                             17

Domestic Core Fixed Income:         40     VIP II Fidelity Investment Grade Bond Portfolio             40             100

High Yield Fixed Income:            5      VIP High Income Portfolio                                   5              100

Cash Equivalents:                   0      VIP Money Market Portfolio                                  0              100


Defensive Fixed:                    10     3 Year GROs                                                 0
                                           5 Year GROs                                                 10              0
                                           7 Year GROs                                                 0
                                           10 Year GROs                                                0


Balanced:                                  VIP III Fidelity Balanced

Asset Allocation:                          VIP II Asset Manager
                                           VIP II Asset Manager: Growth



TOTAL:                             100                                                                100


1998 GRAND MASTER MODERATELY AGGRESSIVE MODEL



          Asset Class            Allocation                          Mutual Fund                             Fund           Fund
          -----------             to Asset                           -----------                        allocation as  allocation as
                                   Class                                                                 a % of Total    a % of the
                                                                                                          Portfolio     asset class
------------------------------------------------------------------------------------------------------------------------------------

Broad Domestic Equity:               41      VIP Fidelity Equity-Income (Large Cap Value)                     15            0
                                             VIP III Fidelity Growth and Income (Large Cap Value)             0             0
                                             VIP III Fidelity Growth Opportunities (Large Cap Blend)          0             0
                                             VIP Fidelity Growth Portfolio                                    10            0
                                             VIP II Fidelity Contrafund                                       13            0

                                             VIP II Fidelity Index 500                                        3             0

Broad International Equity:          26      VIP Fidelity Overseas Portfolio                                  26

Domestic Core Fixed Income:          28      VIP II Fidelity Investment Grade Bond Portfolio                  28           100


High Yield Fixed Income:             0       VIP High Income Portfolio                                        0            100

Cash Equivalents:                    0       VIP Money Market Portfolio                                       0            100


Defensive Fixed:                     5       3 Year GROs                                                      0
                                             5 Year GROs                                                      5             0
                                             7 Year GROs                                                      0
                                             10 Year GROs                                                     0


Balanced:                                    VIP III Fidelity Balanced

Asset Allocation:                            VIP II Asset Manager
                                             VIP II Asset Manager: Growth



TOTAL:                              100                                                                      100


1998 GRAND MASTER AGGRESSIVE MODEL



       Asset Class         Allocation                       Mutual Fund                            Fund           Fund
       -----------          to Asset                        -----------                        allocation as  allocation as
                             Class                                                             a % of Total    a % of the
                                                                                                 Portfolio     asset class
---------------------------------------------------------------------------------------------------------------------------

Broad Domestic Equity:         51     VIP Fidelity Equity-Income (Large Cap Value)                  18              0
                                      VIP III Fidelity Growth and Income (Large Cap Value)           0              0
                                      VIP III Fidelity Growth Opportunities (Large Cap Blend)        0              0
                                      VIP Fidelity Growth Portfolio                                 10              0
                                      VIP II Fidelity Contrafund                                    18              0
                                      VIP II Fidelity Index 500                                      5              0

Broad International Equity:    33     VIP Fidelity Overseas Portfolio                               33

Domestic Core Fixed Income:    11     VIP II Fidelity Investment Grade Bond Portfolio               11             100

High Yield Fixed Income:       0      VIP High Income Portfolio                                      0             100

Cash Equivalents:              0      VIP Money Market Portfolio                                     0             100

Defensive Fixed:               5      3 Year GROs                                                    0
                                      5 Year GROs                                                    5              0
                                      7 Year GROs                                                    0
                                      10 Year GROs                                                   0

Balanced:                             VIP III Fidelity Balanced

Asset Allocation:                     VIP II Asset Manager
                                      VIP II Asset Manager: Growth



TOTAL:                        100                                                                   100


PERFORMANCE INFORMATION


Performance data for the Variable Account Options, including the yield and effective yield of the VIP Money Market Option, the yield of the other Options, and the total return of all of the Options may appear in advertisements or sales literature. Performance data for any Option reflects only the performance of a hypothetical investment in the Option during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time period, and it should not be considered as a representation of performance to be achieved in the future.


TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return quotations reflect changes in Fund share price, the automatic reinvestment by the Option of all distributions and the deduction of applicable contract charges and expenses. Total returns also may be shown that do not take into account the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A CUMULATIVE TOTAL RETURN reflects an Option's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Option's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in an Option's returns, you should recognize that they are not the same as actual year-by-year results.

Some Options may also advertise YIELD. These measures reflect the income generated by an investment in the Option over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses.

The VIP Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in the Option over a specified 7-day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The VIP II Investment Grade Bond and VIP High Income Option may advertise a 30-day yield which reflects the income generated by an investment in such Option over a specified 30-day period.

For a detailed description of the methods used to determine yield and total return for the Variable Account Options, see the SAI.

Appendix A - Illustration of a Market Value Adjustment of the Prospectus is replaced with the following:

               ILLUSTRATION OF A MARKET VALUE ADJUSTMENT
               Contribution:                 $50,000.00

               GRO Account duration:         7 Years

               Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs three years after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next higher number of complete months. If we do not declare a rate for the exact time remaining, we will interpolate between the Guaranteed Interest Rates for GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                            48/12                     48/12
     -0.0551589 = [(1 + .05)     / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

     -$3,192.67 = -0.0551589 X $57,881.25

Thus, the amount payable on a full withdrawal (the Market Adjusted Value) would be:

          $54,688.58 = $57,881.25 - $3,192.67

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

     $5,788.13 = $57,881.25 X .10

The non-free amount would be:

     $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

     - $783.91 = -0.0551589 X $14,211.87

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment would be:

     $20,783.91 = $20,000.00 + $783.91

The ending Account Value would be:

     $37,097.34 = $57,881.25 - $20,783.91

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                          48/12                   48/12
     .0290890 = [(1 + .05)     / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

     $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

     $59,564.96 = $57,881.25 + $1,683.71

Thus, the amount payable on a full withdrawal would be:

     $59,564.96 = $57,881.25 + $1,683.71

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

             Free Amount =    $ 5,788.13

      Non-Free Amount =    $14,211.87

The Market Value Adjustment would be:

     $413.41 = .0290890 X $14,211.87

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment would be:

     $19,586.59 = $20,000.00 - $413.41

The ending Account Value would be:

     $38,294.66 = $57,881.25 - $19,586.59

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1998

                                         FOR

                                 IQ THE SMARTANNUITY

                          FLEXIBLE PREMIUM VARIABLE ANNUITY

                                      ISSUED BY

                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                         AND

                        FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                  TABLE OF CONTENTS



                                                                       Page
Part 1 - National Integrity and Custodian. . . . . . . . . . . . . . . .  2
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . .  2
Part 3 - Performance Information . . . . . . . . . . . . . . . . . . . .  3
Part 4 - Determination of Annuity Unit Values. . . . . . . . . . . . . . 11
Part 5 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . 12


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1998. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company ("National Integrity"), 200 Park Avenue, 20th Floor, New York, New York 10166, or by calling 1-800-433-1778.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity is a New York stock life insurance company that sells life
insurance and annuities.   Its offices are located at 200 Park Avenue, 20th
Floor, New York, New York 10166. National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company. Integrity Life Insurance Company is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc.,
(ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency. Approximately 91% of the outstanding voting stock of ARM is owned by The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., and MSCP III 892 Investors, L.P., each of which is a Delaware limited partnership (collectively, the MSCP FUNDS). The MSCP Funds are private equity funds sponsored by Morgan Stanley Group, Inc., a Delaware corporation that, through its subsidiaries, provides a wide range of financial services on a global basis (MORGAN STANLEY). The general partner of each of the MSCP Funds is a wholly owned subsidiary of Morgan Stanley. Oldarm Limited Partnership, a Kentucky limited partnership, New ARM, LLC, a Kentucky limited liability company, and certain current and former employees and management of ARM own in the aggregate approximately 9% of the voting stock of ARM.

No person has the direct or indirect power to control Morgan Stanley except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof. Morgan Stanley is publicly held; no individual beneficially owns more than 5% of the common shares; however, approximately 31% of such shares are subject to a stockholders' agreement or voting agreement among certain current and former principals and employees of Morgan Stanley and its predecessor.


On April 22, 1998, ARM filed a registration statement with the SEC for a secondary offering of 10 million shares of its Class A Common Stock (the "Secondary Offering"). The Morgan Stanley Stockholders propose to sell all 10 million shares and, if the underwriters' over-allotment is exercised, up to an additional 1.5 million shares. The Secondary Offering is expected to be made in May 1998 through a syndicate of underwriters led by Morgan Stanley & Co. Incorporated.



Beginning in 1994, ARM provided substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by National Integrity for management services in 1996 and 1997, including services applicable to the Registrant, were $6,007,766 and $5,855,216, respectively.


National Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, National Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.


PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.


We generally pay a maximum distribution allowance of 6.5% of initial contributions. The amount of distribution allowances paid was $2,647,756, $2,229,269, and $2,217,123 for the years ended December 31, 1997, 1996, and
1995, respectively.

No distribution allowances were retained by ARM Securities during these years. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.


PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective
Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular period. Any such total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those currently applicable under the contract. Total returns may be shown simultaneously that do not take into account deduction of the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
                                                            365/7
                Effective Yield = {(Base Period Return) + 1)     } - 1

For the period ending: 12/31/97






                                        VARIABLE                       SEC STANDARDIZED
RETURNS WITH CHARGES                    ACCOUNT                     AVERAGE ANNUAL RETURN (1)

                                                       ----------------------------------------------------
     VARIABLE OPTIONS              INCEPTION DATE (2)    1 YEAR        5 YEAR     10 YEAR         LIFE OF
                                                                                                  ACCOUNT

                                   ------------------------------------------------------------------------

    Asset Manager                          9/3/91          x.xx%         n/a         n/a            x.xx%

    Asset Manager: Growth                  9/3/91          x.xx          n/a         n/a            x.xx

    Balanced                              3/12/97           n/a          n/a         n/a            x.xx

    Contrafund                            2/16/95          x.xx          n/a         n/a            x.xx

    Equity-Income                          9/3/91          x.xx         x.xx         n/a            x.xx

    Growth                                 9/3/91          x.xx         x.xx         n/a            x.xx

    Growth & Income                        3/6/97           n/a          n/a         n/a            x.xx

    Growth Opportunities                  3/12/97           n/a          n/a         n/a            x.xx

    High Income                           3/12/93          x.xx          n/a         n/a            x.xx

    Index 500                              4/6/93          x.xx          n/a         n/a            x.xx

    Investment Grade Bond                  4/2/92          x.xx         x.xx         n/a            x.xx

    Overseas                               9/3/91          x.xx         x.xx         n/a            x.xx
                                   ------------------------------------------------------------------------



(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment period over the indicated. The performance figures reflect the deduction of mortality and expenses and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.

(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year are not annualized.

(3) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore does not take withdrawal charges into consideration.

(4)  Italicized returns are calculated from the inception date through year-end.

(5) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.


RETURNS
WITHOUT                    CUMULATIVE TOTAL RETURN                 AVERAGE ANNUAL RETURN                   CALENDAR YEAR RETURN(4)
CHARGES (3)       FUND    ---------------------------------------------------------------------------------------------------------
VARIABLE        INCEPTION                          LIFE OF                                LIFE OF
OPTIONS          DATE (5) 3 YEAR  5 YEAR  10 YEAR   FUND   1 YEAR  3 YEAR  5 YEAR 10 YEAR  FUND   1993    1994   1995   1996   1997
-----------------------------------------------------------------------------------------------------------------------------------
Asset
Manager         9/6/89   55.24%  71.74%    n/a   142.17%  19.02%  15.79%  11.42%   n/a   11.22% 19.50%  -7.42% 15.38% 13.04% 19.02%

Asset
Manager:
Growth          1/3/95    n/a     n/a      n/a    77.33   23.38    n/a      n/a    n/a   21.10   n/a     n/a   21.49  18.30  23.38

Balanced        1/3/95    n/a     n/a      n/a    46.97   20.54    n/a      n/a    n/a   13.73   n/a     n/a   12.40   8.48  20.54

Contrafund      1/3/95    n/a     n/a      n/a   101.87   22.47    n/a      n/a    n/a   26.46   n/a     n/a   37.76  19.66  22.47

Equity-
Income         10/9/86   89.87  133.85    309.77 299.22   26.38   23.83   18.52   15.15  13.12  16.76    5.48  33.27  12.73  26.38

Growth         10/9/86   84.05  113.77    326.25 335.86   21.82   22.55   16.41   15.60  14.01  17.51   -1.16  33.54  13.14  21.82

Growth &
Income        12/31/96    n/a     n/a      n/a    28.34   28.34    n/a      n/a    n/a   28.36   n/a     n/a    n/a    n/a   21.88

Growth
Opportunities   1/3/95    n/a     n/a      n/a    95.57   28.20    n/a      n/a    n/a   25.12   n/a     n/a   30.76  16.67  28.20

High
Income         9/19/85   55.34   79.20    103.44  93.51   16.08   15.81   12.37    7.36   5.52  18.68   -2.80  18.98  12.48  16.08

Index
500            8/27/92  114.65  131.62     n/a   145.08   30.91   29.00   18.29    n/a   18.26   8.77    -.79  35.34  21.15  30.91

Investment
Grade Bond     12/5/88   26.74   31.72     n/a    53.76    7.59    8.22    5.67    n/a    4.86   9.56   -5.14  15.74   1.78   7.59

Overseas       1/28/87   32.97   80.65    118.69 104.34   10.05    9.97   12.56    8.14   6.76  35.21     .48   8.20  11.67  10.05

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT /CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government
/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% and 3.5% a year, respectively. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

  * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

  * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where the Company's current annuity rates are used, contributions in the current and five prior participation years will qualify for the Company's current individual annuity rates applicable to funds derived from sources outside the Company. The balance of the proceeds will qualify for the Company's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Variable Account Option or Options selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date the Company receives a written request for lump sum payment of remaining values. Assets held in the Account at least equal to all statutory reserves required for such Separate Account.

PART 5 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 1997, and for the periods indicated in the financial statements, and the statutory-basis financial statements of National Integrity as of and for the years ended December 31, 1997 and 1996 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

                              Financial Statements

                               Separate Account I
                                        of
                    National Integrity Life Insurance Company

                                DECEMBER 31, 1997
                      WITH REPORT OF INDEPENDENT AUDITORS

                               Separate Account I
                                       of
                   National Integrity Life Insurance Company


                              Financial Statements

                               December 31, 1997




                                   CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . .1

Audited Financial Statements

Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . . . . .2
Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . . .6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 10

                      Report of Independent Auditors

Contract Holders
Separate Account I of National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of National Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, and Growth & Income Divisions) as of December 31, 1997, the related statement of operations for the year then ended and statements of changes in net assets for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds") as of December 31, 1997, by correspondence with the transfer agent of the Fidelity VIP Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of National Integrity Life Insurance Company at December 31, 1997, and the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 1997 and 1996, in conformity with generally accepted accounting principles.





Louisville, Kentucky
April 17, 1998

                Separate Account I of National Integrity Life Insurance Company

                            Statement of Assets and Liabilities

                                    December 31, 1997


                               MONEY                           EQUITY-                                  INVESTMENT      ASSET
                               MARKET         HIGH INCOME      INCOME        GROWTH       OVERSEAS      GRADE BOND     MANAGER
                              DIVISION          DIVISION       DIVISION     DIVISION      DIVISION        DIVISION     DIVISION
                            -----------       -----------    -----------   -----------   -----------    -----------   -----------
ASSETS
Investments in Fidelity
 VIP Funds at value
 (cost of $280,649,353
 in the aggregate)          $18,160,962       $35,694,592    $82,551,920    $45,270,816   $15,253,103  $7,146,341     $32,576,237

Receivable from (payable
 to) the general account
 of National Integrity           (2,071)            3,126          3,054          3,265         2,862       1,942             727
                            -----------------------------------------------------------------------------------------------------

Net assets                  $18,158,891       $35,697,718    $82,554,974    $45,274,081   $15,255,965  $7,148,283     $32,576,964
                            -----------------------------------------------------------------------------------------------------
                            -----------------------------------------------------------------------------------------------------

Unit value                  $     12.90       $     16.93    $     36.77    $     44.09   $     21.69  $    17.72     $     25.50
                            -----------------------------------------------------------------------------------------------------
                            -----------------------------------------------------------------------------------------------------

Units outstanding             1,407,666         2,108,548      2,245,172      1,026,856       703,364     403,402       1,277,528
                            -----------------------------------------------------------------------------------------------------
                            -----------------------------------------------------------------------------------------------------




SEE ACCOMPANYING NOTES.

                Separate Account I of National Integrity Life Insurance Company

                                December 31, 1997

                                                ASSET
                                               MANAGER:                       GROWTH                       GROWTH &
                                INDEX 500       GROWTH      CONTRAFUND    OPPORTUNITIES      BALANCED       INCOME
                                DIVISION       DIVISION      DIVISION        DIVISION        DIVISION      DIVISION        TOTAL
                               -----------   -----------    -----------   --------------   -----------    -----------   ------------
ASSETS
Investments in Fidelity
 VIP Funds at value
 (cost of $280,649,353
 in the aggregate)             $33,236,247    $7,850,886    $48,040,840    $3,847,508      $1,989,820     $3,924,602    $335,543,874

Receivable from
 (payable to) the
 general account of
 National Integrity                 (2,046)        1,335          2,812           706             781           (458)         16,035
                               -----------------------------------------------------------------------------------------------------

Net assets                     $33,234,201    $7,852,221    $48,043,652    $3,848,214      $1,990,601     $3,924,144    $335,559,909
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------

Unit value                        $  22.79      $  17.55       $  19.50      $  11.99        $  11.36       $  12.19
                               -------------------------------------------------------------------------------------
                               -------------------------------------------------------------------------------------

Units outstanding                1,458,280       447,420      2,463,777       320,952         175,229        321,915
                               -------------------------------------------------------------------------------------
                               -------------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES.

                Separate Account I of National Integrity Life Insurance Company

                                 Statement of Operations

                              Year Ended December 31, 1997



                               MONEY                           EQUITY-                                  INVESTMENT       ASSET
                               MARKET         HIGH INCOME      INCOME        GROWTH       OVERSEAS      GRADE BOND      MANAGER
                              DIVISION          DIVISION      DIVISION      DIVISION      DIVISION       DIVISION       DIVISION
                            -----------       -----------    -----------   -----------   -----------    -----------   -----------
INVESTMENT INCOME
  Reinvested dividends from
   Fidelity VIP Funds        $ 985,156        $1,880,260    $ 5,754,472    $1,270,948    $1,059,390     $ 327,706     $3,540,050

EXPENSES
  Mortality and expense
   risk and administrative
   charges                     250,652           361,615        930,288       549,419       194,291        78,359        421,319
                             ---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)   734,504         1,518,645      4,824,184       721,529       865,099       249,347      3,118,731

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS

  Net realized gain on sales
   of investments                   -            760,264      1,220,503     2,802,454       603,432        34,624        929,804

  Net unrealized appreciation
   of investments

     Beginning of period            -          1,536,022      8,336,245     4,306,351     1,370,759       211,915      4,378,137

     End of period                  -          3,206,551     17,861,921     8,568,899     1,076,735       349,438      5,692,094
                             ---------------------------------------------------------------------------------------------------

  Change in net unrealized
   appreciation during the
   period                           -          1,670,529      9,525,676     4,262,548      (294,024)      137,523      1,313,957
                             ---------------------------------------------------------------------------------------------------

Net realized and unrealized
 gain on investments                -          2,430,793     10,746,179     7,065,002       309,408       172,147      2,243,761
                             ---------------------------------------------------------------------------------------------------

Net increase in net assets
 resulting from operations   $ 734,504        $3,949,438    $15,570,363    $7,786,531    $1,174,507      $421,494     $5,362,492
                             ---------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------------------------------



SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                        Year Ended December 31, 1997

                                                            ASSET
                                                           MANAGER:                    GROWTH                GROWTH &
                                              INDEX 500     GROWTH     CONTRAFUND  OPPORTUNITIES  BALANCED    INCOME
                                               DIVISION    DIVISION     DIVISION      DIVISION    DIVISION   DIVISION     TOTAL
                                              ------------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends from Fidelity VIP
   Funds                                      $  485,571  $    6,809  $   936,877     $      -    $      -   $ 99,540  $16,346,779

EXPENSES
  Mortality and expense risk and
   administrative charges                        303,413      87,509      526,524       19,432      10,036     17,962    3,750,819
                                              ------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                     182,158     (80,700)     410,353      (19,432)    (10,036)    81,578   12,595,960

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
    Net realized gain on sales of
     investments                               1,071,877     474,836      960,967       86,693      13,552     86,669    9,045,675
    Net unrealized appreciation of
     investments
      Beginning of period                      1,532,542     170,065    4,575,088            -           -          -   26,417,124
      End of period                            5,720,773   1,122,816   10,859,280      228,284      92,292    115,438   54,894,521
                                              ------------------------------------------------------------------------------------
    Change in net unrealized appreciation
     during the period                         4,188,231     952,751    6,284,192      228,284      92,292    115,438   28,477,397
                                              ------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS                                   5,260,108   1,427,587    7,245,159      314,977     105,844    202,107   37,523,072
                                              ------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                               $5,442,266  $1,346,887  $ 7,655,512     $295,545    $ 95,808   $283,685  $50,119,032
                                              ------------------------------------------------------------------------------------
                                              ------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

        Separate Account I of National Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                        Year Ended December 31, 1997

                                             MONEY                     EQUITY-                              INVESTMENT    ASSET
                                             MARKET     HIGH INCOME    INCOME       GROWTH      OVERSEAS    GRADE BOND   MANAGER
                                            DIVISION      DIVISION    DIVISION     DIVISION     DIVISION     DIVISION    DIVISION
                                         ------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)            $    734,504  $ 1,518,645  $ 4,824,184  $   721,529  $   865,099  $  249,347  $ 3,118,731
  Net realized gain on sales of
   investments                                      -       760,264    1,220,503    2,802,454      603,432      34,624      929,804
  Change in net unrealized appreciation
   during the period                                -     1,670,529    9,525,676    4,262,548     (294,024)    137,523    1,313,957
                                         ------------------------------------------------------------------------------------------
Net increase in net assets resulting
 from operations                               734,504    3,949,438   15,570,363    7,786,531    1,174,507     421,494    5,362,492

INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders       14,076,961    8,893,416   13,965,376    5,919,207    2,914,588     903,638    2,746,016
  Contract terminations and benefits        (2,421,910)  (4,148,133)  (3,205,355)  (2,392,011)  (1,275,749)   (295,183)  (3,098,725)
  Net transfers among investment option    (12,252,316)   3,601,295    1,081,673     (134,896)     680,539     514,038   (1,391,288)
                                          ------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from contract related transactions           (597,265)   8,346,578   11,841,694    3,392,300    2,319,378   1,122,493   (1,743,997)
                                          ------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                         137,239   12,296,016   27,412,057   11,178,831    3,493,885   1,543,987    3,618,495

Net assets, beginning of year               18,021,652   23,401,702   55,142,917   34,095,250   11,762,080   5,604,296   28,958,469
                                          ------------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                   $ 18,158,891  $35,697,718  $82,554,974  $45,274,081  $15,255,965  $7,148,283  $32,576,964
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                              1,114,197      558,880      422,804      144,679      132,358      53,477      116,674
  Terminations and benefits                   (191,440)    (271,245)     (91,232)     (58,086)     (57,026)    (17,510)    (132,593)
  Net transfers                               (968,450)     215,858       18,003       (1,855)      31,275      27,162      (58,489)
                                          -----------------------------------------------------------------------------------------
  Net increase (decrease) in units             (45,693)     503,493      349,575       84,738      106,607      63,129      (74,408)
                                          -----------------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

        Separate Account I of National Integrity Life Insurance Company

                         Year Ended December 31, 1997

                                                          ASSET
                                                         MANAGER:
                                            INDEX 500     GROWTH    CONTRAFUND      GROWTH                 GROWTH &
                                             DIVISION    DIVISION    DIVISION    OPPORTUNITIES  BALANCED    INCOME      TOTAL
                                           ----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS
  Net investment income (loss)             $   182,158  $  (80,700) $   410,353  $  (19,432)   $  (10,036) $   81,578  $ 12,595,960
  Net realized gain on sales of
   investments                               1,071,877     474,836      960,967      86,693        13,552      86,669     9,045,675
  Change in net unrealized appreciation
   during the period                         4,188,231     952,751    6,284,192     228,284        92,292     115,438    28,477,397
                                           ----------------------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                  5,442,266   1,346,887    7,655,512     295,545        95,808     283,685    50,119,032

INCREASE (DECREASE) IN NET ASSETS FROM
 CONTRACT RELATED TRANSACTIONS
  Contributions from contract holders        9,004,723   2,970,634   10,325,955   2,953,975     1,711,873   2,726,972    79,113,334
  Contract terminations and benefits          (657,828)   (406,304)  (1,976,049)    (36,079)      (22,531)    (40,093)  (19,975,950)
  Net transfers among investment options     6,587,964     (78,663)   2,335,510     634,773       205,451     953,580     2,737,660
                                           ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
 from contract related transactions         14,934,859   2,485,667   10,685,416   3,552,669     1,894,793   3,640,459    61,875,044
                                           ----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                      20,377,125   3,832,554   18,340,928   3,848,214     1,990,601   3,924,144   111,994,076

Net assets, beginning of year               12,857,076   4,019,667   29,702,724           -             -           -   223,565,833
                                           ----------------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $33,234,201  $7,852,221  $48,043,652  $3,848,214    $1,990,601  $3,924,144  $335,559,909
                                           ----------------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                430,320     183,734      571,556     266,949       156,357     241,192
  Terminations and benefits                    (30,797)    (24,412)    (101,248)     (3,103)       (2,031)     (3,381)
  Net transfers                                320,269       5,421      127,720      57,106        20,903      84,104
                                           --------------------------------------------------------------------------
Net increase (decrease) in units               719,792     164,743      598,028     320,952      175,229      321,915
                                           --------------------------------------------------------------------------
                                           --------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                     Statement of Changes in Net Assets

                       Year Ended December 31, 1996

                                                     MONEY                      EQUITY-                              INVESTMENT
                                                     MARKET      HIGH INCOME    INCOME       GROWTH      OVERSEAS    GRADE BOND
                                                    DIVISION      DIVISION     DIVISION     DIVISION     DIVISION     DIVISION
                                                   ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                     $    731,935  $ 1,244,800  $ 1,038,344  $ 1,174,354  $    63,175  $  150,911
  Net realized gain on sales of investments                   -      572,065      893,819    1,185,341      153,853      66,281
  Change in net unrealized appreciation
   during the period                                          -      338,992    3,582,485      888,211      873,498     (93,934)
                                                   ----------------------------------------------------------------------------
Net increase in net assets resulting from
 operations                                             731,935    2,155,857    5,514,648    3,247,906    1,090,526     123,258

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
 RELATED TRANSACTIONS
  Contributions from contract holders                13,022,443    5,768,611   16,528,721    9,117,366    2,244,838   1,384,320
  Contract terminations and benefits                 (2,565,173)  (2,122,255)  (2,744,148)  (2,172,101)    (543,454)   (297,734)
  Net transfers among investment options            (13,359,842)   2,918,655    1,873,529    2,865,903    1,450,476     113,095
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in net assets
 from contract related transactions                  (2,902,572)   6,565,011   15,658,102    9,811,168    3,151,860   1,199,681
                                                   ----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    (2,170,637)   8,720,868   21,172,750   13,059,074    4,242,386   1,322,939

Net assets, beginning of year                        20,192,289   14,680,834   33,970,167   21,036,176    7,519,694   4,281,357
                                                   ----------------------------------------------------------------------------
NET ASSETS, END OF YEAR                            $ 18,021,652  $23,401,702  $55,142,917  $34,095,250  $11,762,080  $5,604,296
                                                   ----------------------------------------------------------------------------
                                                   ----------------------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                                       1,070,667      420,641      613,841      264,112      120,141      86,373
  Terminations and benefits                            (209,764)    (152,014)    (101,953)     (62,070)     (27,727)    (17,903)
  Net transfers                                      (1,100,108)     204,521       67,546       82,490       78,298       7,195
                                                   ----------------------------------------------------------------------------
Net increase (decrease) in units                       (239,205)     473,148      579,434      284,532      170,712      75,665
                                                   ----------------------------------------------------------------------------
                                                   ----------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

         Separate Account I of National Integrity Life Insurance Company

                         Year Ended December 31, 1996

                                                                               ASSET
                                                      ASSET                   MANAGER:
                                                     MANAGER     INDEX 500     GROWTH    CONTRAFUND
                                                     DIVISION     DIVISION    DIVISION     DIVISION      TOTAL
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                     $ 1,429,952  $    92,181  $  169,386  $  (163,258) $  5,931,780
  Net realized gain on sales of investments            130,034      511,372      29,931      370,212     3,912,908
  Change in net unrealized appreciation
   during the period                                 1,940,303    1,082,819     160,015    3,846,898    12,619,287
                                                   ---------------------------------------------------------------
Net increase in net assets resulting from
 operations                                          3,500,289    1,686,372     359,332    4,053,852    22,463,975

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
 RELATED TRANSACTIONS
  Contributions from contract holders                2,057,176    5,841,031   1,297,372    9,673,035    66,934,913
  Contract terminations and benefits                (2,120,090)    (484,894)    (89,733)  (1,301,783)  (14,441,365)
  Net transfers among investment options            (2,161,691)   1,597,892   1,429,241    4,579,388     1,306,646
                                                   ---------------------------------------------------------------
  Net increase (decrease) in net assets
   from contract related transactions               (2,224,605)   6,954,029   2,636,880   12,950,640    53,800,194
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    1,275,684    8,640,401   2,996,212   17,004,492    76,264,169

Net assets, beginning of year                       27,682,785    4,216,675   1,023,455   12,698,232   147,301,664
                                                   ---------------------------------------------------------------

NET ASSETS, END OF YEAR                            $28,958,469  $12,857,076  $4,019,667  $29,702,724  $223,565,833
                                                   ---------------------------------------------------------------
                                                   ---------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                                        104,501      371,841      99,473      677,612
  Terminations and benefits                           (107,819)     (30,376)     (6,955)     (89,447)
  Net transfers                                       (105,579)     103,587     105,013      323,547
                                                   -------------------------------------------------
Net increase (decrease) in units                      (108,897)     445,052     197,531      911,712
                                                   -------------------------------------------------
                                                   -------------------------------------------------

SEE ACCOMPANYING NOTES.

                             Separate Account I
                                     of
                   National Integrity Life Insurance Company

                        Notes to Financial Statements

                             December 31, 1997


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

National Integrity Life Insurance Company ("National Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, under the insurance laws of the State of New York, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company and their ultimate parent is ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by National Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed rate guaranteed rate options of National Integrity's Separate Account GPO.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has thirteen investment divisions available. The Separate Account introduced three new investment divisions to contract holders on December 31, 1996 which include the Balanced Portfolio, the Growth and Income Portfolio, and the Growth Opportunities Portfolio from the Fidelity VIP Funds. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 1997 for this Separate Account.

                               Separate Account I
                                       of
                  National Integrity Life Insurance Company

                  Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   MONEY MARKET PORTFOLIO seeks to earn as high a level of current income as is consistent with preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

   HIGH INCOME PORTFOLIO seeks to earn a high level of current income by investing primarily in high-yielding, lower rated, fixed-income securities, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities and preferred stocks, including convertible securities, and up to 20% in common stocks and other equity securities.

   EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. The portfolio has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds.

   GROWTH PORTFOLIO seeks to achieve capital appreciation, normally by purchase of common stocks, although investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

   OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

   INVESTMENT GRADE BOND PORTFOLIO seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.

                               Separate Account I
                                       of
                  National Integrity Life Insurance Company

                  Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   ASSET MANAGER PORTFOLIO seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments. The expected "neutral" mix of assets, which will occur when the investment adviser concludes there is minimal relative difference in value between the three asset classes, is 50% in equities, 40% in intermediate to long-term bonds and 10% in short-term money market instruments.

   INDEX 500 PORTFOLIO seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

   ASSET MANAGER: GROWTH PORTFOLIO is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The portfolio has a "neutral" mix of assets which represents the general allocation of the fund's investments over the long term. The approximate "neutral" mix for stocks, bonds and short-term investments is 70%, 25% and 5%, respectively.

   CONTRAFUND PORTFOLIO is a growth fund which seeks to increase the value of the investment over the long term by investing in equity securities of companies that are not currently recognized by the public. This approach focuses on companies that are currently out of public favor but show potential for capital appreciation. The portfolio invests primarily in common stocks and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

   GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stock. Although the portfolio invests in common stocks and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stocks and bonds, that may produce capital growth.

   BALANCED PORTFOLIO seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. It uses a balanced approach to provide the

                               Separate Account I
                                       of
                  National Integrity Life Insurance Company

                  Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   best possible total return from investments in foreign and domestic equity securities, convertible securities, preferred and common stocks paying any combination of dividends and capital gains, and fixed income securities.

   GROWTH & INCOME PORTFOLIO seeks a high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. Investments may include common and preferred stocks, convertible securities, fixed-income securities and foreign securities.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

                               Separate Account I
                                       of
                  National Integrity Life Insurance Company

                  Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of National Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                               Separate Account I
                                       of
                  National Integrity Life Insurance Company

                  Notes to Financial Statements (continued)


2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1997 and the cost of shares held at December 31, 1997 for each division were as follows:


           DIVISION                   PURCHASES             SALES             COST
----------------------------      ----------------      ---------------   -----------
Money Market                          $38,837,234         $38,696,859     $ 18,160,962
High Income                            26,906,943          17,050,180       32,488,041
Equity-Income                          20,821,044           4,164,977       64,689,999
Growth                                 11,346,814           7,237,543       36,701,917
Overseas                                6,919,058           3,734,703       14,176,368
Investment Grade Bond                   2,588,984           1,217,542        6,796,903
Asset Manager                           8,167,251           6,798,251       26,884,143
Index 500                              18,652,194           3,532,999       27,515,474
Asset Manager: Growth                   4,339,551           1,936,249        6,728,070
Contrafund                             13,824,141           2,733,795       37,181,560
Growth Opportunities                    4,370,164             837,633        3,619,224
Balanced                                1,999,529             115,553        1,897,528
Growth & Income                         4,604,040             881,545        3,809,164
                                                                          ------------
                                                                          $280,649,353
                                                                          ------------
                                                                          ------------


3. EXPENSES

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                                 Financial Statements
                                  (Statutory Basis)

                           Integrity Life Insurance Company

                        YEARS ENDED DECEMBER 31, 1997 AND 1996
                         WITH REPORT OF INDEPENDENT AUDITORS

                           Integrity Life Insurance Company

                                 Financial Statements
                                  (Statutory Basis)


                        Years Ended December 31, 1997 and 1996




                                       CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . .1

Audited Financial Statements

Balance Sheets (Statutory Basis) . . . . . . . . . . . . . . . . . . . . .3
Statements of Income (Statutory Basis) . . . . . . . . . . . . . . . . . .5
Statements of Changes in Capital and Surplus (Statutory Basis) . . . . . .6
Statements of Cash Flows (Statutory Basis) . . . . . . . . . . . . . . . .7
Notes to Financial Statements (Statutory Basis). . . . . . . . . . . . . .9

                            Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1997 and 1996, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.




Louisville, Kentucky
February 10, 1998

                           Integrity Life Insurance Company

                           Balance Sheets (Statutory Basis)


                                                          DECEMBER 31,
                                                      1997          1996
                                                  --------------------------
                                                         (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
  Bonds                                           $3,444,659     $2,482,392
  Preferred stocks                                    58,369         42,234
  Subsidiaries                                        54,028         48,272
  Mortgage loans                                      13,186         32,946
  Policy loans                                        99,531         98,212
  Cash and short-term investments                    201,242         87,009
  Other invested assets                               27,591          6,807
                                                  --------------------------
Total cash and invested assets                     3,898,606      2,797,872

Separate account assets                            1,822,557        764,060
Accrued investment income                             38,247         29,182
Reinsurance balances receivable                        4,837          1,702
Other admitted assets                                    207          1,400





                                                  --------------------------
Total admitted assets                             $5,764,454     $3,594,216
                                                  --------------------------
                                                  --------------------------

                                                         DECEMBER 31,
                                                      1997          1996
                                                  -------------------------
                                                        (IN THOUSANDS)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy and contract liabilities:
    Life and annuity reserves                     $1,603,893     $1,722,182
    Funding agreement and GIC deposit
      fund liabilities                             2,039,202        891,936
    Unpaid claims                                        207            232
    Deposits on policies to be issued, net            (1,715)           348
                                                  -------------------------
  Total policy and contract liabilities            3,641,587      2,614,698

  Separate account liabilities                     1,798,069        759,170
  Accounts payable and accrued expenses                2,538          3,187
  Transfers to separate accounts due or
    accrued, net                                     (42,028)       (37,533)
  Reinsurance balances payable                        14,602         13,473
  Federal income taxes                                   763              -
  Asset valuation reserve                             23,368         13,805
  Interest maintenance reserve                        42,272         38,594
  Other liabilities                                   71,523         24,988
                                                  -------------------------
Total liabilities                                  5,552,694      3,430,382

Capital and surplus:
  Common stock, $2 par value, 1,500,000 shares
    authorized, issued and outstanding                 3,000          3,000
  Paid-in surplus                                    113,109         87,535
  Unassigned surplus                                  95,651         73,299
                                                  -------------------------
Total capital and surplus                            211,760        163,834
                                                  -------------------------
Total liabilities and capital and surplus         $5,764,454     $3,594,216
                                                  -------------------------
                                                  -------------------------

SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

                        Statements of Income (Statutory Basis)

                                                   YEAR ENDED DECEMBER 31,
                                                     1997           1996
                                                  -------------------------
                                                        (IN THOUSANDS)
Premiums and other revenues:
  Premiums and annuity considerations             $   13,386     $    7,803
  Deposit-type funds                               2,191,350        737,791
  Net investment income                              239,514        171,811
  Amortization of the interest maintenance
    reserve                                            2,561          3,090
  Income from separate account seed money
    investment                                           469            347
  Other revenues                                      16,988         13,085
                                                  -------------------------
Total premiums and other revenues                  2,464,268        933,927

Benefits paid or provided:
  Death benefits                                       5,136          3,196
  Annuity benefits                                   136,630         78,058
  Surrender benefits                                 408,615        248,282
  Interest on funds left on deposit                   84,652         25,204
  Payments on supplementary contracts                 10,659         10,261
  Increase in reserves and deposit fund
    liabilities                                      945,161        372,699
                                                  -------------------------
Total benefits paid or provided                    1,590,853        737,700

Insurance and other expenses:
  Commissions                                         29,189         20,270
  General expenses                                    15,869          8,955
  Taxes, licenses and fees                             1,111            549
  Net transfers to separate accounts                 785,374        137,570
  Other expenses                                       3,354          1,085
                                                  -------------------------
Total insurance and other expenses                   834,897        168,429
                                                  -------------------------
Gain from operations before federal income
  taxes and net realized capital gains (losses)       38,518         27,798

Federal income tax expense (benefit)                   2,871         (3,259)
                                                  -------------------------
Gain from operations before net realized
  capital gains (losses)                              35,647         31,057

Net realized capital gains (losses), excluding
  realized capital gains, net of tax,
  transferred to the interest maintenance
  reserve (1997-$6,239; 1996-$6,467)                   2,512         (5,015)
                                                  -------------------------
Net income                                        $   38,159     $   26,042
                                                  -------------------------
                                                  -------------------------


SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

            Statements of Changes in Capital and Surplus (Statutory Basis)

                        Years Ended December 31, 1997 and 1996


                                                                                         TOTAL
                                            COMMON        PAID-IN      UNASSIGNED     CAPITAL AND
                                             STOCK        SURPLUS        SURPLUS        SURPLUS
                                           ------------------------------------------------------
                                                              (IN THOUSANDS)
Balance, January 1, 1996                   $ 3,000       $ 87,535       $ 55,492       $146,027
Net income                                                                26,042         26,042
Net change in unrealized gain
  of subsidiary                                                            9,133          9,133
Decrease in nonadmitted assets                                                27             27
Increase in asset valuation reserve                                       (1,395)        (1,395)
Dividends to shareholder                                                 (16,000)       (16,000)
                                           ------------------------------------------------------
Balance, December 31, 1996                   3,000         87,535         73,299        163,834

Net income                                                                38,159         38,159
Net change in unrealized gain
  of subsidiary                                                            5,756          5,756
Increase in asset valuation reserve                                       (9,563)        (9,563)
Capital contribution, net                                                 25,574         25,574
Dividends to shareholder                                                 (12,000)       (12,000)
                                           ------------------------------------------------------
Balance, December 31, 1997                 $ 3,000       $113,109       $ 95,651       $211,760
                                           ------------------------------------------------------
                                           ------------------------------------------------------

SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

                      Statements of Cash Flows (Statutory Basis)


                                                   YEAR ENDED DECEMBER 31,
                                                      1997          1996
                                                  --------------------------
                                                        (IN THOUSANDS)
OPERATIONS:
  Premiums, policy proceeds, and other
    considerations received                       $2,204,736     $  745,594
  Net investment income received                     230,747        171,376
  Commission and expense allowances
    received on reinsurance ceded                      3,838          1,905
  Benefits paid                                     (561,208)      (341,767)
  Insurance expenses paid                            (46,819)       (30,246)
  Other income received net of other
    expenses paid                                      9,092         10,100
  Net transfers to separate accounts                (789,869)      (144,958)
  Federal income taxes paid                           (5,501)        (3,702)
                                                  --------------------------
Net cash provided by operations                    1,045,016        408,302

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or
  repayments of investments:
    Bonds                                          3,407,120      1,604,304
    Preferred stocks                                  87,435         57,895
    Mortgage loans                                    19,760          5,668
    Real estate                                          359              -
    Other invested assets                             10,216          7,233
    Net gains (losses) on cash and
      short-term investments                             (24)             9
    Miscellaneous proceeds                             3,436            211
                                                  --------------------------
Total investment proceeds                          3,528,302      1,675,320
Benefits recovered (taxes paid) on
  capital gains                                          175         (2,312)
                                                  --------------------------
Net proceeds from sales, maturities,
  or repayments of investments                     3,528,477      1,673,008

                           Integrity Life Insurance Company

                                                    YEAR ENDED DECEMBER 31,
                                                      1997           1996
                                                  -------------------------
                                                         (IN THOUSANDS)
Cost of investments acquired:
  Bonds                                            4,376,185      1,960,794
  Preferred and common stocks                        101,175         92,077
  Other invested assets                               31,931              -
                                                  -------------------------
Total cost of investments acquired                 4,509,291      2,052,871
Net increase in policy loans and premium notes         1,320          3,569
                                                  -------------------------
Net cash used in investment activities              (982,134)      (383,432)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
  Capital and surplus paid-in                         40,000              -
  Other sources                                       52,548         40,403
                                                  -------------------------
Total other cash provided                             92,548         40,403

Other cash applied:
  Dividends to shareholder                            12,000         16,000
  Other applications, net                             29,197         16,740
                                                  -------------------------
Total other cash applied                              41,197         32,740
                                                  -------------------------
Net cash provided by financing and
  miscellaneous activities                            51,351          7,663
                                                  -------------------------

Net increase in cash and short-term investments      114,233         32,533

Cash and short-term investments at beginning
  of year                                             87,009         54,476
                                                  -------------------------
Cash and short-term investments at end of year    $  201,242     $   87,009
                                                  -------------------------
                                                  -------------------------

SEE ACCOMPANYING NOTES.

                           Integrity Life Insurance Company

                   Notes to Financial Statements (Statutory Basis)

                                  December 31, 1997





1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company ("Integrity" or the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited ("National Mutual"). The Company is domiciled in the state of Ohio. The Company, currently licensed in 45 states and the District of Columbia, and National Integrity specialize in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

In June 1997, ARM completed an initial public offering of 9.2 million shares of its common stock of which 5.75 million shares were sold by ARM for net proceeds of $78.8 million. The remaining 3.45 million shares were sold by certain private equity funds sponsored by Morgan Stanley Dean Witter & Co. ("Morgan Stanley Stockholders"). On June 30, 1997, ARM used a portion of such net proceeds to make a $40 million capital contribution to the Company, thereby strengthening the Company's capital base to provide for future growth. Simultaneously, the Company paid a $14.4 million dividend of bonds held by the Company to ARM for a net capital contribution of $25.6 million. The Morgan Stanley Stockholders owned approximately 91% of the outstanding shares of ARM's common stock prior to the offering and, as a result of the offering, owned approximately 53% at December 31, 1997.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized

                           Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

SUBSIDIARY

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of future gross profits over the estimated term of the underlying policies.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS AND BENEFITS

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

FEDERAL INCOME TAXES

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

STATEMENT OF CASH FLOWS

Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                       1997          1996
                                                    ------------------------
                                                         (IN THOUSANDS)
Net income as reported in the accompanying
  statutory basis financial statements              $ 38,159       $ 26,042

Deferred policy acquisition costs,
  net of amortization                                 19,174         11,036
Adjustments to customer deposits                     (10,224)        (1,883)
Adjustments to invested asset carrying values
  at acquisition date                                    (69)          (412)
Amortization of value of insurance in force           (8,423)        (5,850)
Amortization of interest maintenance reserve          (2,561)        (3,090)
Adjustments for realized investment gains                217          3,373
Adjustments for federal income tax expense            (4,419)        (6,516)
Investment in subsidiary                               6,009          9,498
Other                                                  3,300         (2,108)
                                                    ------------------------

Net income, GAAP basis                              $ 41,163       $ 30,090
                                                    ------------------------
                                                    ------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                      1997           1996
                                                   -------------------------
                                                         (IN THOUSANDS)
Capital and surplus as reported in the
  accompanying statutory basis
  financial statements                             $ 211,760      $ 163,834

Adjustments to customer deposits                    (179,265)      (169,041)
Adjustments to invested asset carrying
  values at acquisition date                         (15,432)       (15,580)
Asset valuation reserve and interest
  maintenance reserve                                 88,089         81,246
Value of insurance in force                           76,929         85,352
Goodwill                                               6,571          6,826
Deferred policy acquisition costs                     73,528         54,354
Net unrealized gains on available-for-sale
  securities                                           2,912         (9,211)
Other                                                 25,035          8,238
                                                   -------------------------

Shareholder's equity, GAAP basis                   $ 290,127      $ 206,018
                                                   -------------------------
                                                   -------------------------

Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Preferred stocks are reported at cost.

The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

Short-term investments includes investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and institutional funding agreements. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income. The Company receives administratives fees for managing the non-guaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the presentation of the 1997 financial statements. These reclassifications had no effect on previously reported net income or surplus.

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is in the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the

Company uses to prepare its statutory basis financial statements. Codification has been approved by the NAIC in March 1998, but it will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory basis results to the Department of Insurance. At this time it is unclear whether Ohio will adopt Codification. The Company is monitoring developments related to codification and assessing the potential effects any changes would have on the Company's statutory basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                          COST OR          GROSS          GROSS
                                         AMORTIZED       UNREALIZED     UNREALIZED
                                           COST            GAINS          LOSSES     FAIR VALUE
                                      ---------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 1997:
  Mortgage-backed securities          $  1,606,968        $     -         $    -     $1,606,968
  Corporate securities                   1,132,531         13,329          7,533      1,138,327
  Asset-backed securities                  374,841              -              -        374,841
  U.S. Treasury securities and
    obligations of U.S. government
    agencies                               276,801            714              7        277,508
  Foreign governments                       49,513            121            437         49,197
  States and political subdivisions          4,005            160              -          4,165
                                      ---------------------------------------------------------
Total bonds                           $  3,444,659        $14,324         $7,977     $3,451,006
                                      ---------------------------------------------------------
                                      ---------------------------------------------------------

                                          COST OR          GROSS          GROSS
                                         AMORTIZED       UNREALIZED     UNREALIZED
                                           COST            GAINS          LOSSES     FAIR VALUE
                                      ---------------------------------------------------------
                                                              (IN THOUSANDS)
At December 31, 1996:
  Mortgage-backed securities          $  1,182,448        $     -        $   170     $1,182,278
  Corporate securities                     746,732          5,315         19,741        732,306
  Asset-backed securities                  282,903              -              -        282,903
  U.S. Treasury securities and
    obligations of U.S. government
    agencies                               226,928            778          1,343        226,363
  Foreign governments                       39,336            160            296         39,200
  States and political subdivisions          4,045            121              -          4,166
                                      ---------------------------------------------------------
Total bonds                           $  2,482,392         $6,374        $21,550     $2,467,216
                                      ---------------------------------------------------------
                                      ---------------------------------------------------------

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1997 and 1996, the fair value of investments in bonds includes $2.9 billion and $1.9 billion, respectively, of bonds that were valued at amortized cost.

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1997, by contractual maturity, is as follows:

                                                        COST OR
                                                       AMORTIZED
                                                          COST        FAIR VALUE
                                                       -------------------------
                                                            (IN THOUSANDS)
Years to maturity:
  One or less                                          $    3,455     $    3,458
  After one through five                                  115,951        116,123
  After five through ten                                  283,999        282,881
  After ten                                             1,059,445      1,066,735
  Asset-backed securities                                 374,841        374,841
  Mortgage-backed securities                            1,606,968      1,606,968
                                                       -------------------------

Total                                                  $3,444,659     $3,451,006
                                                       -------------------------
                                                       -------------------------

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1997 and 1996 were $2.9 billion and $1.4 billion; gross gains of $34.9 million and $26.2 million, and gross losses of $26.9 million and $14.4 million were realized on those sales, respectively.

At December 31, 1997 and 1996, bonds with an admitted asset value of $7,664,000 and $7,693,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

At December 31, 1997 and 1996, the fair value of future contracts, call and put options and interest rate swaps held by the Company was, in its separate accounts, $11.3 million and $3.9 million, respectively. These derivative financial instruments are used to hedge specific market value risks associated with the Company's equity-indexed annuity products and separate account seed money investments and interest rate risks associated with certain institutional spread deposits. The derivative financial instruments are not held for trading purposes and are classified on the Company's balance sheet as separate account assets. The derivative financial instruments hedge items carried at fair value and are therefore marked to market with unrealized gains and losses recognized through the separate account statements of operations. The Company is exposed to credit-related losses in the event of nonperformance by counter parties to the derivative financial instruments, but does not expect any counter parties to fail to meet their obligations given their high credit ratings.

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                          COST OR          GROSS          GROSS
                         AMORTIZED       UNREALIZED     UNREALIZED
                           COST            GAINS          LOSSES     FAIR VALUE
                         ------------------------------------------------------
                                              (IN THOUSANDS)
At December 31, 1997:
  Subsidiary             $  17,823      $  36,205           $  -      $  54,028
                         ------------------------------------------------------
                         ------------------------------------------------------

At December 31, 1996:
  Subsidiary             $  17,823      $  30,449           $  -      $  48,272
                         ------------------------------------------------------
                         ------------------------------------------------------


The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans during 1997. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of and purchase money mortgages is 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1997, the Company held no mortgages with interest more than one year past due. During 1997, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:

                                                         YEAR ENDED DECEMBER 31,
                                                           1997           1996
                                                         -----------------------
                                                             (IN THOUSANDS)
Income:
  Bonds                                                  $216,166       $158,724
  Preferred stocks                                          6,042          3,626
  Mortgage loans                                            5,619          3,703
  Real estate                                                 158            218
  Policy loans                                              6,842          6,729
  Cash and short-term investments                           7,072          3,849
  Other investment income                                     880            168
                                                         -----------------------
Total investment income                                   242,779        177,017

Investment expenses                                        (3,265)        (5,206)
                                                         -----------------------

Net investment income                                    $239,514       $171,811
                                                         -----------------------
                                                         -----------------------

4. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                        YEAR ENDED DECEMBER 31,
                                                          1997           1996
                                                       -------------------------
                                                            (IN THOUSANDS)
Direct premiums and amounts assessed
  against policyholders                                $1,005,583       $241,442
Reinsurance assumed                                     1,217,681        521,067
Reinsurance ceded                                         (18,528)       (16,915)
                                                       -------------------------

Net premiums, annuity considerations and
  deposit-type funds                                   $2,204,736       $745,594
                                                       -------------------------
                                                       -------------------------

In 1997 and 1996, the Company assumed $1.1 billion and $0.5 billion, respectively, in GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

5. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations after consolidated losses and credits.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The current year and prior year tax provisions were calculated including consolidated net operating loss carryover benefits of $12.4 million and $14.2 million, respectively.

6. SURPLUS

Dividends that ARM may receive from the Company in any year without prior approval of the Ohio Insurance Director are limited by statute to the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, and (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1998 are $38.2 million.

Under New York insurance laws, National Integrity may pay dividends to Integrity only out of its earnings and surplus, subject to at least thirty days' prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1997 and 1996, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

7. ANNUITY RESERVES

At December 31, 1997 and 1996, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                        AMOUNT         PERCENT
                                                                      -------------------------
                                                                            (IN THOUSANDS)
At December 31, 1997:
  Subject to discretionary withdrawal (with adjustment):
    With market value adjustment                                      $  348,451            7.0%
    At book value less surrender charge of 5% or more                    235,360            4.7
    At market value                                                      711,105           14.3
                                                                      -------------------------
    Total with adjustment or at market value                           1,294,916           26.0
  Subject to discretionary withdrawal (without adjustment)
    at book value with minimal or no charge or adjustment              3,095,701           62.1
  Not subject to discretionary withdrawal                                594,781           11.9
                                                                      -------------------------
  Total annuity reserves and deposit fund liabilities (before
    reinsurance)                                                       4,985,398          100.0%
  Less reinsurance ceded                                                 (34,721)    ----------
                                                                      ----------     ----------
  Net annuity reserves and deposit fund liabilities                   $4,950,677
                                                                      ----------
                                                                      ----------

At December 31, 1996:
  Subject to discretionary withdrawal (with adjustment):
    With market value adjustment                                      $  121,549            4.0%
    At book value less surrender charge of 5% or more                    263,726            8.7
    At market value                                                      543,906           18.1
                                                                      -------------------------
    Total with adjustment or at market value                             929,181           30.8
  Subject to discretionary withdrawal (without adjustment)
    at book value with minimal or no charge or adjustment              1,520,259           50.5
  Not subject to discretionary withdrawal                                561,616           18.7
                                                                      -------------------------
  Total annuity reserves and deposit fund liabilities (before
    reinsurance)                                                       3,011,056          100.0%
  Less reinsurance ceded                                                 (44,653)    ----------
                                                                      ----------     ----------
  Net annuity reserves and deposit fund liabilities                   $2,966,403
                                                                      ----------
                                                                      ----------

8. SEPARATE ACCOUNTS

Separate accounts assets and liabilities represent funds segregated for the benefit of variable annuity, certain fixed annuity and variable life policyholders who generally bear the investment risk (mutual fund options), or for certain policyholders who are guaranteed a fixed rate of return (guaranteed rate options). In addition, the Company has begun marketing institutional products (fixed rate guaranteed investment contracts and funding agreements) through its separate accounts. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 1997 is as follows:

                                         SEPARATE ACCOUNTS WITH
                                               GUARANTEES
                                         ------------------------
                                                       NONINDEXED
                                                       GUARANTEED        NONGUARANTEED
                                         INDEXED      MORE THAN 4%     SEPARATE ACCOUNTS    TOTAL
                                         -----------------------------------------------------------
                                                             (IN THOUSANDS)
Premiums, deposits and other
  considerations                         $521,179       $231,429       $      121,977     $  874,585
                                         -----------------------------------------------------------
                                         -----------------------------------------------------------

Reserves for separate accounts
  with assets at fair value              $546,379       $373,303       $      742,203     $1,661,885
                                         -----------------------------------------------------------
                                         -----------------------------------------------------------

Reserves for separate accounts
  by withdrawal characteristics:
    Subject to discretionary withdrawal
      (with adjustment):
        With market adjustment           $      -       $343,032       $            -     $  343,032
        At book value without
         market value adjustment
         and with current surrender
         charge of 5%                       5,420         30,271                    -         35,691
        At market value                         -              -              742,203        742,203
                                         -----------------------------------------------------------
    Total with adjustment or
      at market value                       5,420        373,303              742,203      1,120,926
    Not subject to discretionary
      withdrawal                          540,959              -                    -        540,959
                                         -----------------------------------------------------------

Total separate accounts reserves         $546,379       $373,303       $      742,203     $1,661,885
                                         -----------------------------------------------------------
                                         -----------------------------------------------------------

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1997 and 1996 is presented below:

                                                                          1997           1996
                                                                        -----------------------
                                                                            (IN THOUSANDS)
Transfers as reported in the Summary of Operations
  of the Separate Accounts Statement:
    Transfers to separate accounts                                      $874,585       $200,092
    Transfers from separate accounts                                     (99,876)       (71,356)
                                                                        -----------------------
Net transfers to separate accounts                                       774,709        128,736

Reconciling adjustments:
  Mortality and expense charges reported as other revenues                 8,838          6,977
  Policy deductions and other expense reported as
    other revenues                                                         1,827          1,857
                                                                        -----------------------
Transfers as reported in the Summary of Operations
  of the Life, Accident and Health Annual Statement                     $785,374       $137,570
                                                                        -----------------------
                                                                        -----------------------

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                                                           DECEMBER 31, 1997             DECEMBER 31, 1996
                                                       -------------------------------------------------------
                                                        CARRYING                      CARRYING
                                                         AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                                       -------------------------------------------------------
                                                                           (IN THOUSANDS)
Assets:
  Bonds                                                $3,444,659     $3,643,009     $2,482,392     $2,552,022
  Preferred stocks                                         58,369         59,964         42,234         43,550
  Mortgage loans                                           13,186         13,186         32,946         32,946

Liabilities:
  Life and annuity reserves for
    investment-type contracts                          $3,320,869     $3,379,388     $2,279,832     $2,297,739
  Separate accounts annuity reserves                    1,630,787      1,607,081        687,292        686,518

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimate or quoted market price of comparable investments.

MORTGAGE LOANS

The carrying amount of mortgage loans approximates their fair value.

LIFE AND ANNUITY RESERVES AND DEPOSIT FUND LIABILITIES

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value amounts of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. RELATED PARTY TRANSACTIONS

Effective January 1, 1994, the Company entered into an Administrative Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1997 and 1996, the Company was charged $19.3 million and $13.8 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

11. YEAR 2000 (UNAUDITED)

The Company is currently evaluating on an ongoing basis, its computer systems and the systems of other companies on which the Company's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on the Company's core business operations. While the Company believes its planning efforts are adequate to address its Year 2000 concerns, there can be no guarantee that the systems of other companies on which the Company's operations rely will be converted on a timely basis and will not have a material effect on the Company. The cost of the Company's Year 2000 initiatives is not expected to be material to the Company's results of operations or financial condition.

                                       PART C

                                 OTHER INFORMATION


ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(a)        FINANCIAL STATEMENTS INCLUDED IN PART A:

           Part 1 - Financial Information

           FINANCIAL STATEMENTS INCLUDED IN PART B:

           SEPARATE ACCOUNT I:

           Report of Independent Auditors
           Statement of Assets and Liabilities as of December 31, 1997


           Statement of Income for the Year Ended December 31, 1997


           Statements of Changes in Net Assets for the Years Ended December 31, 1997 and 1996
           Notes to Financial Statements

           NATIONAL INTEGRITY LIFE INSURANCE COMPANY:

           Report of Independent Auditors
           Balance Sheets (Statutory Basis) as of December 31, 1997 and 1996


           Statements of Income (Statutory Basis) for the Years Ended
                 December 31, 1997 and 1996


           Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended December 31, 1997 and 1996
           Statements of Cash Flows (Statutory Basis) for the Years Ended
                 December 31, 1997 and 1996


           Notes to Financial Statements (Statutory Basis)


(b)        EXHIBITS:

           The following exhibits are filed herewith:

           1. Resolutions of the Board of Directors of National Integrity Life Insurance Company (NATIONAL INTEGRITY) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8905), filed on September 19, 1986.

           2.       Not applicable.

           3.(a) Form of Selling/General Agent Agreement among National Integrity, Integrity Financial Services, Inc. ("IFS") (the previous principal underwriter) and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905) filed on March 2, 1992.

           3.(b) Form of Variable Contract Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1996.

           4.(a) Form of trust agreement. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51126), filed on August 20, 1992.

           4.(b) Form of group variable annuity contract. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

           4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

           4.(d) Form of riders to certificate for qualified plans. Incorporated by reference from amendment no. 1 to Registrant's Form S-1 registration statement (File No. 33-51122), filed on November 10, 1992.

           5. Form of application. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

           6.(a) Certificate of Incorporation of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-33119), filed on January 19, 1990.

           6.(b) By-Laws of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-33119), filed on January 19, 1990.

           7. Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995 (filed herewith). Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on April 28, 1995.

           8.(a) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905), filed on March 2, 1992.

           8.(b) Participation Agreement Among Variable Insurance Products Fund II, FDC and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905), filed on March 2, 1992.

           8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1996.

           8.(d) Participation Agreement Among Variable Insurance Products Fund III, FDC and National Integrity, dated February 1, 1997. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1997.

           9. Opinion and Consent of Kevin L. Howard. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1997.

           10.      Consents of Ernst & Young LLP.

           11.      Not applicable.

           12.      Not applicable.

           13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1996.

           14.      Not applicable.

ITEM 25.   DIRECTORS AND OFFICERS OF THE DEPOSITOR

           Set forth below is information regarding the directors and principal officers of National Integrity, the Depositor.

Directors:
---------


Name and Principal Business Address      Position and Offices with National Integrity
-----------------------------------      --------------------------------------------
Kenneth F. Clifford                      Director
Morgan Stanley & Company, Inc.
1221 Avenue of the Americas

                                                                      2

New York, New York  10020

James S. Cole                            Director
Morgan Stanley & Company, Inc.
1221 Avenue of the Americas
New York, New York  10020

Dudley J. Godfrey, Jr.                   Director
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin  53202-3590

Donald B. Henderson, Jr.                 Director
LeBoeuf, Lamb, Greene & MacRae
125 West 55th Street
New York, New York  10019-4513

John R. Lindholm                         Director and President
ARM Financial Group, Inc.
515 West Market Street
Louisville, Kentucky  40202

Robert S. Niehaus                        Director
Morgan Stanley & Company, Inc.
1221 Avenue of the Americas
New York, New York  10020

Edward D. Powers                         Director
6064 Shipyard Lane
Easton, Maryland  21601

Colin F. Raymond                         Director
Morgan Stanley & Company, Inc.
1221 Avenue of the Americas
New York, New York  10020

Martin H. Ruby                           Director, Chairman of the Board and Chief
ARM Financial Group Inc.                 Executive Officer
515 West Market Street
Louisville, Kentucky  40202

Irwin T. Vanderhoof                      Director
18 Two Bridges Road
Towaco, New Jersey

Peter R. Vogelsang                       Director
Morgan Stanley & Company, Inc.
1221 Avenue of the Americas
New York, New York  10020

Patricia L. Winter                       Director and Executive Vice President
ARM Financial Group, Inc.
515 West Market Street
Louisville, Kentucky  40202

Edward L. Zeman                          Director, Executive Vice President and Chief
ARM Financial Group, Inc.                Financial Officer
515 West Market Street
Louisville, Kentucky  40202


SELECTED OFFICERS:  (The business address for each of the principal officers listed below is 515 West Market Street, Louisville,
                    Kentucky  40202.)


Name and Principal Business Address      Position and Offices with National Integrity
-----------------------------------      --------------------------------------------
Robert H. Scott                          Executive Vice President, General Counsel and
                                         Secretary

Dennis L. Carr                           Executive Vice President and Chief Actuary

David E. Ferguson                        Executive Vice President and Chief Technology Officer

John R. McGeeney                         Executive Vice President-Retail Business Division

                                                                      3

Patricia L. Winter                       Executive Vice President-Investment Assurance & Institutional
                                         Products

Michael A. Cochran                       Tax Officer

Peter S. Resnik                          Treasurer

Barry G. Ward                            Controller


                                      SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 28th day of April, 1998.


                      NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)

                             By:  /s/ John R. Lindholm
                                ------------------------
                                   John R. Lindholm
                                      President

     As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



PRINCIPAL EXECUTIVE OFFICER:     /s/ John R. Lindholm
                              ---------------------------------------
                              John R. Lindholm, President
                              Date:  4/28/98



PRINCIPAL FINANCIAL OFFICER:       /s/ Edward L. Zeman
                              ---------------------------------------
                              Edward L. Zeman, Executive Vice President-
                                 Chief Financial Officer
                              Date:  4/28/98



PRINCIPAL ACCOUNTING OFFICER:       /s/ Barry G. Ward
                              ---------------------------------------
                              Barry G. Ward, Controller
                              Date:  4/28/98



DIRECTORS:

/s/ John R. Lindholm                    /s/ Edward L. Zeman
-------------------------               ------------------------------
John R. Lindholm                        Edward L. Zeman
Date:  4/28/98                          Date:  4/28/98



/s/ Kenneth F. Clifford                 /s/ Colin F. Raymond
-------------------------               ------------------------------
Kenneth F. Clifford                     Colin F. Raymond
Date:   4/28/98                         Date: 4/28/98



/s/ Martin H. Ruby
-------------------------               ------------------------------
Martin H. Ruby                          Donald B. Henderson, Jr.
Date:   4/28/98                         Date:  4/28/98




/s/ Irwin T. Vanderhoof                 /s/ Edward D. Powers
-------------------------               ------------------------------
Irwin T. Vanderhoof                     Edward D. Powers
Date:  4/28/98                          Date:  4/28/98



/s/ Dudley J. Godfrey, Jr.              /s/ Peter R. Vogelsang
-------------------------               ------------------------------
Dudley J. Godfrey, Jr.                  Peter R. Vogelsang
Date:  4/28/98                          Date:   4/28/98



-------------------------               ------------------------------
Robert H. Niehaus                       James S. Cole
Date:  4/28/98                          Date:  4/28/98

/s/ Patricia L. Winter
-------------------------
Patricia L. Winter
Date:  4/28/98

                                   EXHIBIT INDEX


Exhibit No.

10.       Consents of Ernst & Young LLP.


                                      16